UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number:	811-03850

Exact name of registrant as specified in charter:	Delaware Group® Tax-Free Fund

Address of principal executive offices:	610 Market Street
Philadelphia, PA 19106

Name and address of agent for service:	David F. Connor, Esq.
610 Market Street
Philadelphia, PA 19106

Registrant’s telephone number, including area code:	(800) 523-1918

Date of fiscal year end:	August 31

Date of reporting period:	August 31, 2022

Item 1. Reports to Stockholders

Annual report

Fixed income mutual funds

Delaware Tax-Free USA Fund

Delaware Tax-Free USA Intermediate Fund

Delaware National High-Yield Municipal Bond Fund

August 31, 2022

Carefully consider the Funds’ investment objectives, risk factors, charges, and expenses before investing. This and other information can be found in the Funds’ prospectus and their summary prospectuses, which may be obtained by visiting delawarefunds.com/literature or calling 800 523-1918. Investors should read the prospectus and the summary prospectus carefully before investing.

You can obtain shareholder reports and prospectuses online instead of in the mail.
Visit delawarefunds.com/edelivery.

Experience Delaware Funds by Macquarie®

Macquarie Asset Management (MAM) is a global asset manager that aims to deliver positive impact for everyone. MAM Public Investments traces its roots to 1929 and partners with institutional and individual clients to deliver specialist active investment capabilities across global equities, fixed income, and multi-asset solutions using a conviction-based, long-term approach to investing. In the US, retail investors recognize our Delaware Funds by Macquarie family of funds as one of the oldest mutual fund families.

If you are interested in learning more about creating an investment plan, contact your financial advisor.

You can learn more about Delaware Funds or obtain a prospectus for Delaware Tax-Free USA Fund, Delaware Tax-Free USA Intermediate Fund, and Delaware National High-Yield Municipal Bond Fund at delawarefunds.com/literature.

Manage your account online

●	Check your account balance and transactions
●	View statements and tax forms
●	Make purchases and redemptions

Visit delawarefunds.com/account-access.

Macquarie Asset Management (MAM) is the asset management division of Macquarie Group. MAM is a full-service asset manager offering a diverse range of products across public and private markets including fixed income, equities, multi-asset solutions, private credit, infrastructure, renewables, natural assets, real estate, and asset finance. The Public Investments business is a part of MAM and includes the following investment advisers: Macquarie Investment Management Business Trust (MIMBT), Macquarie Funds Management Hong Kong Limited, Macquarie Investment Management Austria Kapitalanlage AG, Macquarie Investment Management Global Limited, Macquarie Investment Management Europe Limited, and Macquarie Investment Management Europe S.A.

The Funds are distributed by Delaware Distributors, L.P. (DDLP), an affiliate of MIMBT and Macquarie Group Limited.

Other than Macquarie Bank Limited ABN 46 008 583 542 (“Macquarie Bank”), any Macquarie Group entity noted in this document is not an authorized deposit-taking institution for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these other Macquarie Group entities do not represent deposits or other liabilities of Macquarie Bank. Macquarie Bank does not guarantee or otherwise provide assurance in respect of the obligations of these other Macquarie Group entities. In addition, if this document relates to an investment, (a) the investor is subject to investment risk including possible delays in repayment and loss of income and principal invested and (b) none of Macquarie Bank or any other Macquarie Group entity guarantees any particular rate of return on or the performance of the investment, nor do they guarantee repayment of capital in respect of the investment.

The Funds are governed by US laws and regulations.

Unless otherwise noted, views expressed herein are current as of August 31, 2022, and subject to change for events occurring after such date.

The Funds are not FDIC insured and are not guaranteed. It is possible to lose the principal amount invested.

Advisory services provided by Delaware Management Company, a series of MIMBT, a US registered investment advisor.

All third-party marks cited are the property of their respective owners.

© 2022 Macquarie Management Holdings, Inc.

Portfolio management review
Delaware Funds by Macquarie® national tax-free funds	August 31, 2022 (Unaudited)

Performance preview (for the year ended August 31, 2022)
Delaware Tax-Free USA Fund (Institutional Class shares)	1-year return	-12.48%
Delaware Tax-Free USA Fund (Class A shares)	1-year return	-12.65%
Bloomberg Municipal Bond Index (benchmark)	1-year return	-8.63%
Lipper General & Insured Municipal Debt Funds Average	1-year return	-10.24%

Past performance does not guarantee future results.

For complete, annualized performance for Delaware Tax-Free USA Fund, please see the table on page 6.

Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Institutional Class shares pay no distribution and service fee.

The performance of Class A shares excludes the applicable sales charge. The performance of both Institutional Class shares and Class A shares reflects the reinvestment of all distributions.

The Lipper General & Insured Municipal Debt Funds Average compares funds that either invest primarily in municipal debt issues in the top three credit ratings or invest primarily in municipal debt issues insured as to timely payment.

Please see page 9 for a description of the index. Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

Delaware Tax-Free USA Intermediate Fund (Institutional Class shares)	1-year return	-10.17%
Delaware Tax-Free USA Intermediate Fund (Class A shares)	1-year return	-10.33%
Bloomberg 3-15 Year Blend Municipal Bond Index (benchmark)	1-year return	-7.09%
Lipper Intermediate Municipal Debt Funds Average	1-year return	-7.70%

Past performance does not guarantee future results.

For complete, annualized performance for Delaware Tax-Free USA Intermediate Fund, please see the table on page 11. Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Institutional Class shares pay no distribution and service fee. The performance of Class A shares excludes the applicable sales charge. The performance of both Institutional Class shares and Class A shares reflects the reinvestment of all distributions. The Lipper Intermediate Municipal Debt Funds Average compares funds that invest in municipal debt issues with dollar-weighted average maturities of 5 to 10 years.

Please see page 14 for a description of the Index. Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

Delaware National High-Yield Municipal Bond Fund (Institutional Class shares)	1-year return	-10.22%
Delaware National High-Yield Municipal Bond Fund (Class A shares)	1-year return	-10.49%
Bloomberg Municipal Bond Index (benchmark)	1-year return	-8.63%
Lipper High Yield Municipal Debt Funds Average	1-year return	-11.00%

Past performance does not guarantee future results.

For complete, annualized performance for Delaware National High-Yield Municipal Bond Fund, please see the table on page 16.

Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Institutional Class shares pay no distribution and service fee.

The performance of Class A shares excludes the applicable sales charge. The performance of both Institutional Class shares and Class A shares reflects the reinvestment of all distributions.

The Lipper High Yield Municipal Debt Funds Average compares funds that invest at least 50% of assets in lower-rated municipal debt issues.

Please see page 19 for a description of the index. Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

Portfolio management review

Delaware Funds by Macquarie® national tax-free funds

Investment objectives

Delaware Tax-Free USA Fund seeks as high a level of current interest income exempt from federal income tax as is available from municipal obligations and as is consistent with prudent investment management and preservation of capital.

Delaware Tax-Free USA Intermediate Fund seeks as high a level of current interest income exempt from federal income tax as is available from municipal obligations and as is consistent with prudent investment management and preservation of capital.

Delaware National High-Yield Municipal Bond Fund seeks a high level of current income exempt from federal income tax primarily through investment in medium- and lower-grade municipal obligations.

Economic backdrop

As the fiscal year ended August 31, 2022, progressed, investors’ initial optimism about US economic growth gradually gave way to concern that new COVID-19 variants – first Delta, then Omicron – would delay the country’s emergence from the pandemic. Over time, however, as it became evident that Omicron infections were milder for many people, day-to-day concerns about COVID-19 appeared to ease, and economic and health restrictions were gradually lifted.

An ultimately more worrisome development for policymakers and investors alike, however, was the sharp rise in US inflation. Much higher energy prices, exacerbated by Russia’s February 2022 invasion of Ukraine, combined with supply chain challenges to trigger an across-the-board increase in prices. In August 2022, the US Consumer Price Index (CPI) rose an annualized 8.3%, still very high historically but an improvement from the June 2022 peak of 9.1%, which was the largest such 12-month increase in 40 years.

As the US Federal Reserve became increasingly concerned about inflation’s threat to the US economy, the central bank sought to slow the cycle of rising prices by moving aggressively to raise short-term interest rates.

The Fed initiated several such rate hikes between March and August 2022. At the end of this fiscal year, the federal funds rate stood at 2.50%, up from zero just several months earlier. In addition, as of the end of August, the Fed was widely expected to continue raising rates later in 2023.

Against this backdrop, the US economy began the Funds’ fiscal year on a strong upswing but finished it on a downward path. In the third quarter of 2021, US gross domestic product (GDP) – a measure of all goods and services produced by the nation in a year – grew by an annualized 2.3%, followed by a fourth-quarter 2021 increase of 6.9%. As economic challenges mounted, however, US GDP turned negative, contracting by 1.6% in the first quarter of 2022 and an estimated 0.6% in the year’s second quarter.

Despite the deteriorating economic environment, US employment trends continued to improve throughout most of the fiscal year. At the start of the 12-month time frame, the country’s jobless rate was 5.2%, well below the pandemic-era peak of 14.7% in April 2020. By the end of the fiscal year, the rate was 3.7%, near an all-time low.

Sources: US Bureau of Economic Analysis, US Bureau of Labor Statistics, and Bloomberg.

Municipal bond market conditions

Overall, the municipal bond market, as measured by the Bloomberg Municipal Bond Index, returned -8.63% for the fiscal year ended August 31, 2022.

An unfavorable technical backdrop for municipal bonds weighed significantly on the asset class, especially in the first seven months of 2022, when essentially all the negative return seen in the Bloomberg Municipal Bond Index occurred. After five months of positive investment flows into municipal bond mutual funds, market conditions dramatically shifted in 2022. As rates rose sharply and investors feared that significantly higher inflation would eventually lead to even more Fed rate hikes, municipal fund inflows turned to substantial outflows, pushing down bond values.

Against this backdrop, bonds with longer maturities and higher durations (meaning more interest rate sensitivity) tended to underperform their intermediate- and shorter-dated counterparts. Meanwhile, bonds with lower-investment-grade credit ratings generally lagged higher-quality issues. High yield municipal debt (bonds with credit ratings below BBB-) also struggled, though they modestly outperformed their lower-investment-grade counterparts, perhaps due to the volatility-dampening effect of their higher income.

The following tables show municipal bond returns by maturity length and by credit quality for the fiscal year ended August 31, 2022.

Returns by maturity
1 year	-1.59%
3 years	-3.94%
5 years	-5.81%
10 years	-7.56%
22+ years	-14.09%

Returns by credit rating
AAA	-8.23%
AA	-8.30%
A	-8.93%
BBB	-10.61%

Source: Bloomberg.

Maintaining a consistent strategy

For the three Funds profiled in this report, our overarching management approach remained consistent, as it does regardless of market conditions. We follow a bottom-up investment approach, meaning we depend on our team’s deep credit research to select securities on an issuer-by-issuer basis. Our strategy regularly emphasizes tax-exempt bonds that provide the Funds’ shareholders with what we believe is a favorable balance between the securities’ risk and return potential.

As we pursue this approach for the Funds, we typically maintain relatively less exposure to highly rated, lower yielding bonds. Instead, we tend to emphasize lower-rated, higher yielding bonds with what we believe is solid underlying credit, as we believe these securities tend to offer more attractive risk-reward opportunity for shareholders. Following this strategy, in Delaware Tax-Free USA Fund and Delaware Tax-Free USA Intermediate Fund, we continued to favor bonds with lower-investment-grade credit ratings (A and BBB), while also maintaining a portion of each Fund’s portfolio in high yield tax-exempt debt (bonds rated below BBB-).

As of the end of the Funds’ fiscal year on August 31, 2022, approximately 43% of the net assets of Delaware Tax-Free USA Fund was invested in bonds with lower-investment-grade credit ratings, while about 36% of the net assets of Delaware Tax-Free USA Intermediate Fund was invested in these

Portfolio management review

Delaware Funds by Macquarie® national tax-free funds

same credit tiers. Both Funds also maintained sizable allocations to high yield municipal bonds. By prospectus, both Funds may hold up to 20% of their net assets in high yield debt.

Consistent with its mandate, Delaware National High-Yield Municipal Bond Fund maintained the largest high yield exposure of the three Funds. As of August 31, 2022, about 68% of its portfolio was held in bonds with credit ratings below BBB-, including non-rated bonds.

Responding to market conditions

As municipal market conditions weakened in 2022, many mutual funds experienced net shareholder redemptions, including both Delaware Tax-Free USA Fund and Delaware Tax-Free USA Intermediate Fund. At various times, then, we had to sell bonds held by the Funds to generate proceeds to fund these redemptions. We were careful to sell bonds in a disciplined way, so that we could preserve the Funds’ balanced positioning as much as possible.

In Delaware National High-Yield Municipal Bond Fund, we instead experienced net shareholder inflows. Accordingly, we more often bought bonds than sold them throughout the fiscal year. Our strategy for this Fund entailed evaluating bonds for purchase on a case-by-case basis, choosing bonds that we found most attractive when we had proceeds available to invest. The charter school sector was a notable area of opportunity during the fiscal year, in our view. We have long favored this market segment for investment, and many of the bonds in this area of the market offered what we believed was their strongest risk-reward trade-off in several years.

Given the municipal bond market’s struggles in 2022, we took advantage of the opportunity to engage in tax-loss swaps in all three Funds.

Pursuing this strategy, we exchanged lower yielding bonds for higher yielding ones, finding the most value in the higher credit tiers. These swaps allowed us to take advantage of the opportunity to secure better yields for the Funds at a similar level of risk, while generating tax losses that we will be able to apply against future capital gains.

Individual performance effects

As we discussed, longer-duration bonds generally underperformed shorter-duration bonds for the fiscal year. Additionally, higher-coupon structured bonds tended to outperform. Accordingly, many of the Funds’ strongest and weakest performers over the 12-month period reflected these performance trends.

In Delaware Tax-Free USA Fund, for example, the weakest-performing bonds were for the expansion project of McCormick Place, a large Chicago convention center. As zero-coupon bonds, these securities are highly sensitive to changes in interest rates. In addition, the bonds came into the fiscal year priced at a relative high point and subsequently declined from that high, declining nearly 50% for the Fund as market conditions steadily weakened. Also weighing on performance were bonds for Stanford University (down more than 30%), whose longer maturity date and relatively low coupon made them unattractive to investors in a rising-rate environment.

Turning to Delaware Tax-Free USA Intermediate Fund, the weakest individual performer was a Southern California tobacco bond issue that declined more than 30%. As with the McCormick Place bonds, these zero-coupon bonds struggled as rates rose, while they also lost value from a relatively high price to begin the fiscal year. Another noteworthy detractor was an investment in Tapestry Moon. Bonds for this Pittsburgh-area senior-living facility experienced substantial and ongoing financial challenges amid the COVID-19 pandemic.

In Delaware National High-Yield Municipal Bond Fund, a bond investment in Cardinal Bay, a Texas-based system of senior-housing facilities, returned declined more than 40%, as the system has struggled financially in recent years. Queens Baseball Stadium Project bonds also detracted from performance. These bonds for Citi Field, home to the New York Mets, declined more than 25% for the 12-month period, reflecting their low coupon and relatively long maturity date.

In contrast, the strongest-performing securities in Delaware Tax-Free USA Fund were bonds for a student housing project at Macon State College (Ga.) These bonds rose more than 5%, benefiting from their relatively high coupon and short-term call date, which helped insulate the securities from market volatility. Erie County (N.Y.) tobacco-securitization bonds, which benefited from their relatively low price to begin the fiscal year, as well as their attractive yield in a challenging market environment also added value. The bonds gained 5% for the 12 months.

In Delaware Tax-Free USA Intermediate Fund, the most notable contributors were California charter school bonds for the Green Dot Public Schools (up 7%), as well as Dallas (Texas) Convention Center Hotel Development Corp. bonds (up 5%). In both cases, the bonds’ relatively high coupons and short call dates were desirable characteristics for investors.

Finally, in Delaware National High-Yield Municipal Bond Fund, bonds for the Albany Place (N.Y.) senior housing project added value, gaining 8%. As this financially challenged issuer has improved its fiscal position and made progress with its operations, investors found the bonds more attractive. Another contributor was the Fund’s investment in Fresno County (Calif.) tobacco bonds (up close to 8%), which benefited from what we viewed as their attractive yield and relatively attractive price coming into this fiscal year.

Performance summaries
Delaware Tax-Free USA Fund	August 31, 2022 (Unaudited)

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 800 523-1918 or visiting delawarefunds.com/performance.

Fund and benchmark performance[1,2]	Average annual total returns through August 31, 2022
	1 year	5 year	10 year	Lifetime
Class A (Est. January 11, 1984)
Excluding sales charge	-12.65%	+1.60%	+2.37%	+5.91%
Including sales charge	-16.57%	+0.68%	+1.90%	+5.78%
Class C (Est. November 29, 1995)
Excluding sales charge	-13.31%	+0.84%	+1.60%	+3.26%
Including sales charge	-14.15%	+0.84%	+1.60%	+3.26%
Institutional Class (Est. December 31, 2008)
Excluding sales charge	-12.48%	+1.85%	+2.62%	+4.77%
Including sales charge	-12.48%	+1.85%	+2.62%	+4.77%
Bloomberg Municipal Bond Index	-8.63%	+1.28%	+2.25%	+3.89%*

*The benchmark lifetime return is for Institutional Class share comparison only and is calculated using the last business day in the month of the Fund’s Institutional Class inception date.

1Returns reflect the reinvestment of all distributions and are presented both with and without the applicable sales charges described below. Returns do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Expense limitations were in effect for certain classes during some or all of the periods shown in the “Fund and benchmark performance” table. Expenses for each class are listed in the “Fund expense ratios” table on page 8. Performance would have been lower had expense limitations not been in effect.

Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Institutional Class shares pay no distribution and service (12b-1) fee.

Class A shares are sold with a maximum front-end sales charge of 4.50%, and have an annual 12b-1 fee of 0.25% of average daily net assets. The Fund’s Class A shares are currently subject to a blended 12b-1 fee equal to the sum of: (i) 0.10% of average daily net assets representing shares acquired prior to June 1, 1992, and (ii) 0.25% of average daily net assets representing shares acquired on or after June 1, 1992. All Class A shares currently bear 12b-1 fees at the same rate, the blended rate, currently 0.25% of average daily net assets, based on the formula described above. This method of calculating Class A 12b-1 fees may be discontinued at the sole discretion of the Board. Performance for Class A shares, excluding sales charges, assumes that no front-end sales charge applied.

Class C shares are sold with a contingent deferred sales charge (CDSC) of 1.00% if redeemed during the first 12 months. They are also subject to an annual 12b-1 fee of 1.00% of average daily net assets. Performance for Class C shares, excluding sales charges, assumes either that CDSCs did not apply or that the investment was not redeemed.

Fixed income securities and bond funds can lose value, and investors can lose principal, as interest rates rise. They also may be affected by economic conditions that hinder an issuer’s ability to make interest and principal payments on its debt. This includes prepayment risk, the risk that the principal of a bond that is held by a portfolio will be prepaid prior to maturity, at the time when interest rates are lower than what the bond was paying. A portfolio may then have to reinvest that money at a lower interest rate.

High yielding, non-investment-grade bonds (junk bonds) involve higher risk than investment grade bonds. The high yield secondary market is particularly susceptible to liquidity problems when institutional investors, such as mutual funds and certain other financial institutions, temporarily stop buying bonds for regulatory, financial, or other reasons. In addition, a less liquid secondary market makes it more difficult to obtain precise valuations of the high yield securities.

Substantially all dividend income derived from tax-free funds is exempt from federal income tax. Some income may be subject to state or local and/or the federal alternative minimum tax (AMT) that applies to certain investors. Capital gains, if any, are taxable.

Duration number will change as market conditions change. Therefore, duration should not be solely relied upon to indicate a municipal bond fund’s potential volatility.

IBOR risk is the risk that changes related to the use of the London interbank offered rate (LIBOR) or similar rates (such as EONIA) could have adverse impacts on financial instruments that reference these rates. The abandonment of these rates and transition to alternative rates could affect the value and liquidity of instruments that reference them and could affect investment strategy performance.

The disruptions caused by natural disasters, pandemics, or similar events could prevent the Fund from executing advantageous investment decisions in a timely manner and could negatively impact the Fund’s ability to achieve its investment objective and the value of the Fund’s investments.

This document may mention bond ratings published by nationally recognized statistical rating organizations (NRSROs) Standard & Poor’s, Moody’s Investors Service, and Fitch, Inc. For securities rated by an NRSRO other than S&P, the rating is converted to the equivalent S&P credit rating. Bonds rated AAA are rated as having the highest quality and are generally considered to have the lowest degree of investment risk. Bonds rated AA are considered to be of high quality, but with a slightly higher degree of risk than bonds rated AAA. Bonds rated A are considered to have many favorable investment qualities, though they are somewhat more susceptible to adverse economic conditions. Bonds rated BBB are believed to be of medium-grade quality and generally riskier over the long term. Bonds rated BB, B, and CCC are regarded as having significant speculative characteristics, with BB indicating the least degree of speculation of the three.

Performance summaries

Delaware Tax-Free USA Fund

2The Fund’s expense ratios, as described in the most recent prospectus, are disclosed in the following “Fund expense ratios” table. The expense ratios below may differ from the expense ratios in the “Financial highlights” since they are based on different time periods and the expense ratios in the prospectus include acquired fund fees and expenses, if any. See Note 2 in “Notes to financial statements” for additional details. Please see the most recent prospectus and any applicable supplement(s) for additional information on these fee waivers and/or reimbursements. Please see the “Financial highlights” section in this report for the most recent expense ratios.

Fund expense ratios	Class A	Class C	Institutional Class
Total annual operating expenses (without fee waivers)	0.91%	1.66%	0.66%
Net expenses (including fee waivers, if any)	0.80%	1.55%	0.55%
Type of waiver	Contractual	Contractual	Contractual

Performance of a $10,000 investment1

For the period August 31, 2012 through August 31, 2022

	Starting value	Ending value
Delaware Tax-Free USA Fund — Institutional Class shares	$10,000	$12,947
Bloomberg Municipal Bond Index	$10,000	$12,493
Delaware Tax-Free USA Fund — Class A shares	$9,550	$12,073

1The “Performance of a $10,000 investment” graph assumes $10,000 invested in Institutional Class and Class A shares of the Fund on August 31, 2012, and includes the effect of a 4.50% front-end sales charge (for Class A shares) and the reinvestment of all distributions. The graph does not reflect the deduction of taxes the shareholders would pay on Fund distributions or redemptions of Fund shares. Expense limitations were in effect for some or all of the periods shown. Performance would have been lower had expense limitations not been in effect. Expenses are listed in the “Fund expense ratios” table on page 8. Please note additional details on pages 6 through 10.

The graph also assumes $10,000 invested in the Bloomberg Municipal Bond Index as of August 31, 2012. The Bloomberg Municipal Bond Index measures the total return performance of the long-term, investment grade tax-exempt bond market.

The US Consumer Price Index (CPI) is a measure of inflation that is calculated by the US Department of Labor, representing changes in prices of all goods and services purchased for consumption by urban households

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index. Past performance is not a guarantee of future results.

Performance of other Fund classes will vary due to different charges and expenses.

Performance summaries

Delaware Tax-Free USA Fund

	Nasdaq symbols	CUSIPs
Class A	DMTFX	245909106
Class C	DUSCX	245909700
Institutional Class	DTFIX	24610H104

Performance summaries
Delaware Tax-Free USA Intermediate Fund	August 31, 2022 (Unaudited)

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 800 523-1918 or visiting delawarefunds.com/performance.

Fund and benchmark performance[1,2]	Average annual total returns through August 31, 2022
	1 year	5 year	10 year	Lifetime
Class A (Est. January 7, 1993)
Excluding sales charge	-10.33%	+1.10%	+1.71%	+4.14%
Including sales charge	-12.81%	+0.54%	+1.42%	+4.04%
Class C (Est. November 29, 1995)
Excluding sales charge	-11.04%	+0.25%	+0.85%	+2.95%
Including sales charge	-11.91%	+0.25%	+0.85%	+2.95%
Institutional Class (Est. December 31, 2008)
Excluding sales charge	-10.17%	+1.26%	+1.86%	+3.41%
Including sales charge	-10.17%	+1.26%	+1.86%	+3.41%
Bloomberg 3–15 Year Blend Municipal Bond Index	-7.09%	+1.32%	+2.13%	+3.45%*

*The benchmark lifetime return is for Institutional Class share comparison only and is calculated using the last business day in the month of the Fund’s Institutional Class inception date.

1Returns reflect the reinvestment of all distributions and are presented both with and without the applicable sales charges described below. Returns do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Expense limitations were in effect for certain classes during some or all of the periods shown in the “Fund and benchmark performance” table. Expenses for each class are listed in the “Fund expense ratios” table on page 13. Performance would have been lower had expense limitations not been in effect.

Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Institutional Class shares pay no distribution and service (12b-1) fee.

Class A shares are sold with a maximum front-end sales charge of 2.75%, and have an annual 12b-1 fee of 0.25% of average daily net assets. This fee was contractually limited to 0.15% of average daily net assets from December 4, 2020 through December 29, 2022.* Performance for Class A shares, excluding sales charges, assumes that no front-end sales charge applied.

Class C shares are sold with a contingent deferred sales charge (CDSC) of 1.00% if redeemed during the first 12 months. They are also subject to an annual 12b-1 fee of 1.00% of average daily net assets. Performance for Class C shares, excluding sales charges, assumes either that CDSCs did not apply or that the investment was not redeemed.

Performance summaries

Delaware Tax-Free USA Intermediate Fund

Fixed income securities and bond funds can lose value, and investors can lose principal, as interest rates rise. They also may be affected by economic conditions that hinder an issuer’s ability to make interest and principal payments on its debt. This includes prepayment risk, the risk that the principal of a bond that is held by a portfolio will be prepaid prior to maturity, at the time when interest rates are lower than what the bond was paying. A portfolio may then have to reinvest that money at a lower interest rate.

High yielding, non-investment-grade bonds (junk bonds) involve higher risk than investment grade bonds. The high yield secondary market is particularly susceptible to liquidity problems when institutional investors, such as mutual funds and certain other financial institutions, temporarily stop buying bonds for regulatory, financial, or other reasons. In addition, a less liquid secondary market makes it more difficult to obtain precise valuations of the high yield securities.

Substantially all dividend income derived from tax-free funds is exempt from federal income tax. Some income may be subject to state or local and/or the federal alternative minimum tax (AMT) that applies to certain investors. Capital gains, if any, are taxable.

Duration number will change as market conditions change. Therefore, duration should not be solely relied upon to indicate a municipal bond fund’s potential volatility.

IBOR risk is the risk that changes related to the use of the London interbank offered rate (LIBOR) or similar rates (such as EONIA) could have adverse impacts on financial instruments that reference these rates. The abandonment of these rates and transition to alternative rates could affect the value and liquidity of instruments that reference them and could affect investment strategy performance.

The disruptions caused by natural disasters, pandemics, or similar events could prevent the Fund from executing advantageous investment decisions in a timely manner and could negatively impact the Fund’s ability to achieve its investment objective and the value of the Fund’s investments.

This document may mention bond ratings published by nationally recognized statistical rating organizations (NRSROs) Standard & Poor’s, Moody’s Investors Service, and Fitch, Inc. For securities rated by an NRSRO other than S&P, the rating is converted to the equivalent S&P credit rating. Bonds rated AAA are rated as having the highest quality and are generally considered to have the lowest degree of investment risk. Bonds rated AA are considered to be of high quality, but with a slightly higher degree of risk than bonds rated AAA. Bonds rated A are considered to have many favorable investment qualities, though they are somewhat more susceptible to adverse economic conditions. Bonds rated BBB are believed to be of medium-grade quality and generally riskier over the long term. Bonds rated BB, B, and CCC are regarded as having significant speculative characteristics, with BB indicating the least degree of speculation of the three.

2The Fund’s expense ratios, as described in the most recent prospectus, are disclosed in the following “Fund expense ratios” table. The expense ratios below may differ from the expense ratios in the “Financial highlights” since they are based on different time periods and the expense ratios in the prospectus include acquired fund fees and expenses, if any. See Note 2 in “Notes to financial statements” for additional details. Please see the most recent prospectus and any applicable supplement(s) for additional information on these fee waivers and/or reimbursements. Please see the “Financial highlights” section in this report for the most recent expense ratios.

Fund expense ratios	Class A	Class C	Institutional Class
Total annual operating expenses (without fee waivers)	0.88%	1.63%	0.63%
Net expenses (including fee waivers, if any)	0.75%	1.50%	0.50%
Type of waiver	Contractual	Contractual	Contractual

Performance summaries

Delaware Tax-Free USA Intermediate Fund

Performance of a $10,000 investment1

For the period August 31, 2012 through August 31, 2022

	Starting value	Ending value
Bloomberg 3–15 Year Blend Municipal Bond Index	$10,000	$12,344
Delaware Tax-Free USA Intermediate Fund — Institutional Class shares	$10,000	$12,021
Delaware Tax-Free USA Intermediate Fund — Class A shares	$9,725	$11,518

1The “Performance of a $10,000 investment” graph assumes $10,000 invested in Institutional Class and Class A shares of the Fund on August 31, 2012, and includes the effect of a 2.75% front-end sales charge (for Class A shares) and the reinvestment of all distributions. The graph does not reflect the deduction of taxes the shareholders would pay on Fund distributions or redemptions of Fund shares. Expense limitations were in effect for some or all of the periods shown. Performance would have been lower had expense limitations not been in effect. Expenses are listed in the “Fund expense ratios” table on page 13. Please note additional details on pages 11 through 15.

The graph also assumes $10,000 invested in the Bloomberg 3–15 Year Blend Municipal Bond Index as of August 31, 2012. The Bloomberg 3–15 Year Blend Municipal Bond Index measures the total return performance of investment grade, US tax-exempt bonds with maturities from 2 to 17 years.

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index. Past performance is not a guarantee of future results.

Performance of other Fund classes will vary due to different charges and expenses.

	Nasdaq symbols	CUSIPs
Class A	DMUSX	245909304
Class C	DUICX	245909882
Institutional Class	DUSIX	24610H203

Performance summaries
Delaware National High-Yield Municipal Bond Fund	August 31, 2022 (Unaudited)

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 800 523-1918 or visiting delawarefunds.com/performance.

Fund and benchmark performance[1,2]	Average annual total returns through August 31, 2022
	1 year	5 year	10 year	Lifetime
Class A (Est. September 22, 1986)
Excluding sales charge	-10.49%	+2.76%	+3.71%	+5.80%
Including sales charge	-14.53%	+1.81%	+3.23%	+5.66%
Class C (Est. May 26, 1997)
Excluding sales charge	-11.18%	+1.99%	+2.93%	+4.10%
Including sales charge	-12.04%	+1.99%	+2.93%	+4.10%
Institutional Class (Est. December 31, 2008)
Excluding sales charge	-10.22%	+3.02%	+3.97%	+7.17%
Including sales charge	-10.22%	+3.02%	+3.97%	+7.17%
Bloomberg Municipal Bond Index	-8.63%	+1.28%	+2.25%	+3.89%*

*The benchmark lifetime return is for Institutional Class share comparison only and is calculated using the last business day in the month of the Fund’s Institutional Class inception date.

1Returns reflect the reinvestment of all distributions and are presented both with and without the applicable sales charges described below. Returns do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Expense limitations were in effect for certain classes during some or all of the periods shown in the “Fund and benchmark performance” table. Expenses for each class are listed in the “Fund expense ratios” table on page 18. Performance would have been lower had expense limitations not been in effect.

Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Institutional Class shares pay no distribution and service (12b-1) fee.

Class A shares are sold with a maximum front-end sales charge of 4.50%, and have an annual 12b-1 fee of 0.25% of average daily net assets. Performance for Class A shares, excluding sales charges, assumes that no front-end sales charge applied.

Class C shares are sold with a contingent deferred sales charge (CDSC) of 1.00% if redeemed during the first 12 months. They are also subject to an annual 12b-1 fee of 1.00% of average daily net assets. Performance for Class C shares, excluding sales charges, assumes either that CDSCs did not apply or that the investment was not redeemed.

Fixed income securities and bond funds can lose value, and investors can lose principal, as interest rates rise. They also may be affected by economic conditions that hinder an issuer’s ability to make interest and principal payments on its debt. This includes prepayment risk, the risk that the principal of a bond that is held by a portfolio will be prepaid prior to maturity, at the time when interest rates are lower than what the bond was paying. A portfolio may then have to reinvest that money at a lower interest rate.

High yielding, non-investment-grade bonds (junk bonds) involve higher risk than investment grade bonds. The high yield secondary market is particularly susceptible to liquidity problems when institutional investors, such as mutual funds and certain other financial institutions, temporarily stop buying bonds for regulatory, financial, or other reasons. In addition, a less liquid secondary market makes it more difficult to obtain precise valuations of the high yield securities.

Substantially all dividend income derived from tax-free funds is exempt from federal income tax. Some income may be subject to state or local and/or the federal alternative minimum tax (AMT) that applies to certain investors. Capital gains, if any, are taxable.

Duration number will change as market conditions change. Therefore, duration should not be solely relied upon to indicate a municipal bond fund’s potential volatility.

IBOR risk is the risk that changes related to the use of the London interbank offered rate (LIBOR) or similar rates (such as EONIA) could have adverse impacts on financial instruments that reference these rates. The abandonment of these rates and transition to alternative rates could affect the value and liquidity of instruments that reference them and could affect investment strategy performance.

The disruptions caused by natural disasters, pandemics, or similar events could prevent the Fund from executing advantageous investment decisions in a timely manner and could negatively impact the Fund’s ability to achieve its investment objective and the value of the Fund’s investments.

This document may mention bond ratings published by nationally recognized statistical rating organizations (NRSROs) Standard & Poor’s, Moody’s Investors Service, and Fitch, Inc. For securities rated by an NRSRO other than S&P, the rating is converted to the equivalent S&P credit rating. Bonds rated AAA are rated as having the highest quality and are generally considered to have the lowest degree of investment risk. Bonds rated AA are considered to be of high quality, but with a slightly higher degree of risk than bonds rated AAA. Bonds rated A are considered to have many favorable investment qualities, though they are somewhat more susceptible to adverse economic conditions. Bonds rated BBB are believed to be of medium-grade quality and generally riskier over the long term. Bonds rated BB, B, and CCC are regarded as having significant speculative characteristics, with BB indicating the least degree of speculation of the three.

Performance summaries

Delaware National High-Yield Municipal Bond Fund

2The Fund’s expense ratios, as described in the most recent prospectus, are disclosed in the following “Fund expense ratios” table. The expense ratios below may differ from the expense ratios in the “Financial highlights” since they are based on different time periods and the expense ratios in the prospectus include acquired fund fees and expenses, if any. See Note 2 in “Notes to financial statements” for additional details. Please see the most recent prospectus and any applicable supplement(s) for additional information on these fee waivers and/or reimbursements. Please see the “Financial highlights” section in this report for the most recent expense ratios..

Fund expense ratios	Class A	Class C	Institutional Class
Total annual operating expenses (without fee waivers)	0.88%	1.63%	0.63%
Net expenses (including fee waivers, if any)	0.85%	1.60%	0.60%
Type of waiver	Contractual	Contractual	Contractual

Performance of a $10,000 investment1

For the period August 31, 2012 through August 31, 2022

	Starting value	Ending value
Delaware National High-Yield Municipal Bond Fund — Institutional Class shares	$10,000	$14,765
Delaware National High-Yield Municipal Bond Fund — Class A shares	$9,550	$13,745
Bloomberg Municipal Bond Index	$10,000	$12,493

1The “Performance of a $10,000 investment” graph assumes $10,000 invested in Institutional Class and Class A shares of the Fund on August 31, 2012, and includes the effect of a 4.50% front-end sales charge (for Class A shares) and the reinvestment of all distributions. The graph does not reflect the deduction of taxes the shareholders would pay on Fund distributions or redemptions of Fund shares. Expense limitations were in effect for some or all of the periods shown. Performance would have been lower had expense limitations not been in effect. Expenses are listed in the “Fund expense ratios” table on page 18. Please note additional details on pages 16 through 20.

The graph also assumes $10,000 invested in the Bloomberg Municipal Bond Index as of August 31, 2012. The Bloomberg Municipal Bond Index measures the total return performance of the long-term, investment grade tax-exempt bond market.

The US Consumer Price Index (CPI) is a measure of inflation that is calculated by the US Department of Labor, representing changes in prices of all goods and services purchased for consumption by urban households.

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index. Past performance is not a guarantee of future results.

Performance of other Fund classes will vary due to different charges and expenses.

Performance summaries

Delaware National High-Yield Municipal Bond Fund

	Nasdaq symbols	CUSIPs
Class A	CXHYX	928928241
Class C	DVHCX	928928225
Institutional Class	DVHIX	24610H302

Disclosure of Fund expenses

For the six-month period from March 1, 2022 to August 31, 2022 (Unaudited)

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period from March 1, 2022 to August 31, 2022.

Actual expenses

The first section of the tables shown, “Actual Fund return,” provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The second section of the tables shown, “Hypothetical 5% return,” provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. The Funds’ expenses shown in the tables reflect fee waivers in effect and assume reinvestment of all dividends and distributions.

Disclosure of Fund expenses

For the six-month period from March 1, 2022 to August 31, 2022 (Unaudited)

Delaware Tax-Free USA Fund

Expense analysis of an investment of $1,000

	Beginning Account Value 3/1/22	Ending Account Value 8/31/22	Annualized Expense Ratio	Expenses Paid During Period 3/1/22 to 8/31/22*
Actual Fund return†
Class A	$1,000.00	$907.90	0.79%	$3.80
Class C	1,000.00	903.70	1.54%	7.39
Institutional Class	1,000.00	908.20	0.54%	2.60
Hypothetical 5% return (5% return before expenses)
Class A	$1,000.00	$1,021.22	0.79%	$4.02
Class C	1,000.00	1,017.44	1.54%	7.83
Institutional Class	1,000.00	1,022.48	0.54%	2.75

Delaware Tax-Free USA Intermediate Fund
Expense analysis of an investment of $1,000

	Beginning Account Value 3/1/22	Ending Account Value 8/31/22	Annualized Expense Ratio	Expenses Paid During Period 3/1/22 to 8/31/22*
Actual Fund return†
Class A	$1,000.00	$929.30	0.74%	$3.60
Class C	1,000.00	925.70	1.50%	7.28
Institutional Class	1,000.00	930.40	0.50%	2.43
Hypothetical 5% return (5% return before expenses)
Class A	$1,000.00	$1,021.48	0.74%	$3.77
Class C	1,000.00	1,017.64	1.50%	7.63
Institutional Class	1,000.00	1,022.68	0.50%	2.55

Delaware National High-Yield Municipal Bond Fund
Expense analysis of an investment of $1,000

	Beginning Account Value 3/1/22	Ending Account Value 8/31/22	Annualized Expense Ratio	Expenses Paid During Period 3/1/22 to 8/31/22*
Actual Fund return†
Class A	$1,000.00	$917.50	0.85%	$4.11
Class C	1,000.00	914.40	1.60%	7.72
Institutional Class	1,000.00	919.60	0.60%	2.90
Hypothetical 5% return (5% return before expenses)
Class A	$1,000.00	$1,020.92	0.85%	$4.33
Class C	1,000.00	1,017.14	1.60%	8.13
Institutional Class	1,000.00	1,022.18	0.60%	3.06

*“Expenses Paid During Period” are equal to the relevant Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

†Because actual returns reflect only the most recent six-month period, the returns shown may differ significantly from fiscal year returns.

Security type / sector / state / territory allocations
Delaware Tax-Free USA Fund	As of August 31, 2022 (Unaudited)

Sector designations may be different from the sector designations presented in other Fund materials.

Security type / sector	Percentage of net assets
Municipal Bonds*	95.99%
Corporate Revenue Bonds	12.58%
Education Revenue Bonds	5.24%
Electric Revenue Bonds	3.42%
Healthcare Revenue Bonds	12.50%
Lease Revenue Bonds	7.18%
Local General Obligation Bonds	4.27%
Pre-Refunded/Escrowed to Maturity Bonds	1.23%
Resource Recovery Revenue Bond	0.14%
Special Tax Revenue Bonds	19.04%
State General Obligation Bonds	12.99%
Transportation Revenue Bonds	16.21%
Water & Sewer Revenue Bonds	1.19%
Short-Term Investments	3.07%
Total Value of Securities	99.06%
Receivables and Other Assets Net of Liabilities	0.94%
Total Net Assets	100.00%

*As of the date of this report, Delaware Tax-Free USA Fund held bonds issued by or on behalf of territories and the states of the US as follows:

State / territory	Percentage of net assets
Alabama	1.50%
Arizona	3.47%
California	12.46%
Colorado	3.35%
Connecticut	0.78%
District of Columbia	0.59%
Florida	3.81%
Georgia	1.70%
Guam	0.98%
Idaho	0.29%
Illinois	10.62%
Indiana	0.34%
Iowa	0.62%
Kansas	0.26%
Kentucky	0.54%
Louisiana	0.16%
Maine	0.50%

State / territory	Percentage of net assets
Maryland	0.92%
Massachusetts	0.88%
Michigan	0.49%
Minnesota	0.49%
Mississippi	0.69%
Missouri	0.28%
Nebraska	0.42%
New Jersey	2.72%
New York	11.49%
North Carolina	1.89%
Ohio	2.06%
Oregon	0.64%
Pennsylvania	2.63%
Puerto Rico	17.75%
Rhode Island	0.10%
Tennessee	0.44%
Texas	6.89%
US Virgin Islands	0.71%
Utah	1.00%
Virginia	2.33%
Washington	1.77%
Wisconsin	0.50%
Total Value of Securities	99.06%

Security type / sector / state / territory allocations
Delaware Tax-Free USA Intermediate Fund	As of August 31, 2022 (Unaudited)

Sector designations may be different from the sector designations presented in other Fund materials.

Security type / sector	Percentage of net assets
Municipal Bonds*	96.48%
Corporate Revenue Bonds	12.80%
Education Revenue Bonds	5.71%
Electric Revenue Bonds	5.80%
Healthcare Revenue Bonds	7.98%
Lease Revenue Bonds	8.24%
Local General Obligation Bonds	3.64%
Pre-Refunded/Escrowed to Maturity Bonds	3.96%
Special Tax Revenue Bonds	15.55%
State General Obligation Bonds	15.55%
Transportation Revenue Bonds	15.07%
Water & Sewer Revenue Bonds	2.18%
Short-Term Investments	2.83%
Total Value of Securities	99.31%
Receivables and Other Assets Net of Liabilities	0.69%
Total Net Assets	100.00%

*As of the date of this report, Delaware Tax-Free USA Intermediate Fund held bonds issued by or on behalf of territories and the states of the US as follows:

State / territory	Percentage of net assets
Alabama	0.92%
Arizona	6.40%
California	12.06%
Colorado	3.08%
Connecticut	0.65%
District of Columbia	0.70%
Florida	4.48%
Georgia	2.05%
Guam	0.73%
Hawaii	0.30%
Idaho	0.67%
Illinois	9.33%
Iowa	0.54%
Kansas	0.09%
Kentucky	0.47%
Louisiana	1.28%
Maine	0.26%
Maryland	0.66%

State / territory	Percentage of net assets
Massachusetts	2.23%
Michigan	1.21%
Minnesota	0.33%
Mississippi	0.21%
Missouri	0.72%
Montana	0.04%
Nebraska	0.03%
New Hampshire	0.19%
New Jersey	4.96%
New York	16.11%
Ohio	1.27%
Oklahoma	0.74%
Oregon	0.76%
Pennsylvania	3.49%
Puerto Rico	11.79%
South Carolina	0.35%
Tennessee	0.13%
Texas	3.63%
US Virgin Islands	0.17%
Utah	2.00%
Virginia	2.92%
Washington	0.87%
Wisconsin	0.49%
Total Value of Securities	99.31%

Security type / sector / state / territory allocations
Delaware National High-Yield Municipal Bond Fund	As of August 31, 2022 (Unaudited)

Sector designations may be different from the sector designations presented in other Fund materials.

Security type / sector	Percentage of net assets
Municipal Bonds*	97.86%
Corporate Revenue Bonds	22.87%
Education Revenue Bonds	15.38%
Electric Revenue Bonds	4.02%
Healthcare Revenue Bonds	16.35%
Housing Revenue Bond	0.04%
Lease Revenue Bonds	2.64%
Local General Obligation Bonds	2.88%
Pre-Refunded/Escrowed to Maturity Bonds	2.30%
Resource Recovery Revenue Bonds	0.59%
Special Tax Revenue Bonds	13.31%
State General Obligation Bonds	11.25%
Transportation Revenue Bonds	3.25%
Water & Sewer Revenue Bonds	2.98%
Short-Term Investments	1.43%
Total Value of Securities	99.29%
Receivables and Other Assets Net of Liabilities	0.71%
Total Net Assets	100.00%

*As of the date of this report, Delaware National High-Yield Municipal Bond Fund held bonds issued by or on behalf of territories and the states of the US as follows:

State / territory	Percentage of net assets
Alabama	3.17%
Arizona	5.86%
Arkansas	0.11%
California	10.08%
Colorado	1.46%
Delaware	0.06%
District of Columbia	1.14%
Florida	5.04%
Georgia	1.08%
Guam	0.80%
Hawaii	0.17%
Idaho	0.77%
Illinois	6.09%
Indiana	0.57%
Iowa	0.53%
Kansas	0.23%

State / territory	Percentage of net assets
Kentucky	0.47%
Louisiana	1.33%
Maine	0.48%
Maryland	0.43%
Massachusetts	1.18%
Michigan	1.10%
Minnesota	0.68%
Mississippi	0.32%
Missouri	1.25%
Montana	0.07%
Nevada	0.43%
New Hampshire	0.23%
New Jersey	2.42%
New Mexico	0.26%
New York	7.50%
North Carolina	1.41%
Ohio	4.68%
Oklahoma	0.11%
Oregon	0.30%
Pennsylvania	3.11%
Puerto Rico	17.85%
South Carolina	0.50%
Tennessee	0.35%
Texas	6.23%
US Virgin Islands	0.15%
Utah	0.57%
Virginia	4.70%
Washington	1.46%
West Virginia	0.14%
Wisconsin	2.42%
Total Value of Securities	99.29%

Schedules of investments
Delaware Tax-Free USA Fund	August 31, 2022

	Principal amount°	Value (US $)
Municipal Bonds — 95.99%
Corporate Revenue Bonds — 12.58%
Arizona Industrial Development Authority Revenue (Legacy Cares, Inc. Project) Series A 144A 7.75% 7/1/50 #	6,400,000	$6,815,424
Buckeye, Ohio Tobacco Settlement Financing Authority (Senior) Series A-2 4.00% 6/1/48	8,860,000	7,941,307
Series B-2 5.00% 6/1/55	4,000,000	3,809,880
Central Plains, Nebraska Energy Project (Project No. 3) Series A 5.00% 9/1/31	2,050,000	2,210,351
Series A 5.00% 9/1/35	1,525,000	1,627,846
Erie, New York Tobacco Asset Securitization (Capital Appreciation-Asset-Backed) Series A 144A 1.456% 6/1/60 #, ^	65,340,000	3,743,982
Finance Authority of Maine Revenue (Go Lab Madison, LLC Project) 144A 8.00% 12/1/51 (AMT) #	5,660,000	4,560,828
Florida Development Finance Surface Transportation Facilities Revenue (Brightline Passenger Rail Project) Series B 144A 7.375% 1/1/49 (AMT) #	7,075,000	6,749,055
(Virgin Trains USA Passenger Rail Project) Series A 144A 6.50% 1/1/49 (AMT) #, •	2,555,000	2,320,323
George L Smith II Georgia World Congress Center Authority (Convention Center Hotel 1st Tier) Series A 4.00% 1/1/54	10,215,000	8,774,379
Golden State Tobacco Securitization Settlement Revenue (Capital Appreciation) Series B-2 1.089% 6/1/66 ^	15,370,000	1,817,656
Hoover, Alabama Industrial Development Board (United States Steel Corporation Project) 5.75% 10/1/49 (AMT)	3,825,000	3,982,552
Inland, California Empire Tobacco Securitization (Capital Appreciation-Turbo-Asset-Backed) Series E 144A 0.93% 6/1/57 #, ^	122,985,000	7,003,996
Series F 144A 1.347% 6/1/57 #, ^	80,485,000	3,840,744
Iowa Finance Authority (Iowa Fertilizer Company Project) 5.00% 12/1/50 •	2,355,000	2,415,618

	Principal amount°	Value (US $)
Municipal Bonds (continued)
Corporate Revenue Bonds (continued)
Iowa Finance Authority (Iowa Fertilizer Company Project) 5.00% 12/1/50	3,230,000	$3,273,702
Kentucky Public Energy Authority Series A-1 4.00% 8/1/52 •	5,000,000	4,961,900
Lower Alabama Gas District
Series A 5.00% 9/1/34	3,440,000	3,674,161
Series A 5.00% 9/1/46	2,265,000	2,365,203
Michigan Finance Authority Revenue Series B-1 5.00% 6/1/49	575,000	587,823
M-S-R Energy Authority, California Gas Revenue
Series A 6.125% 11/1/29	1,360,000	1,510,212
Series B 6.50% 11/1/39	4,015,000	4,851,164
Series C 6.50% 11/1/39	1,905,000	2,301,735
New York Transportation Development Corporation Special Facilities Revenue (Delta Air Lines, Inc. - LaGuardia Airport Terminals C&D Redevelopment Project) 5.00% 1/1/34 (AMT)	2,290,000	2,362,295
Public Authority for Colorado Energy Natural Gas Revenue 6.50% 11/15/38	4,745,000	5,789,991
Public Finance Authority, Wisconsin (Grand Hyatt San Antonio Hotel Acquisition Project) Series A 5.00% 2/1/62	2,975,000	3,055,087
Salt Verde, Arizona Financial Senior Gas Revenue 5.00% 12/1/37	1,440,000	1,520,568
Shoals, Indiana (National Gypsum Co. Project) 7.25% 11/1/43 (AMT)	1,575,000	1,609,949
Suffolk Tobacco Asset Securitization Series A-2 4.00% 6/1/50	2,000,000	1,809,960
Tobacco Securitization Authority of Southern California (Capital Appreciation-2nd Subordinate Lien) Series C 0.585% 6/1/46 ^	13,510,000	2,130,932
(Capital Appreciation-3rd Subordinate Lien) Series D 0.382% 6/1/46 ^	2,255,000	277,478

Schedules of investments

Delaware Tax-Free USA Fund

	Principal amount°	Value (US $)
Municipal Bonds (continued)
Corporate Revenue Bonds (continued)
Tuscaloosa County, Alabama Industrial Development Authority (Hunt Refining Project) Series A 144A 5.25% 5/1/44 #	3,955,000	$3,620,011
Valparaiso, Indiana (Pratt Paper, LLC Project) 7.00% 1/1/44 (AMT)	1,360,000	1,414,767
		114,730,879
Education Revenue Bonds — 5.24%
Arizona Industrial Development Authority Revenue (GreatHearts Arizona Projects) Series A 2.25% 7/1/46	1,295,000	852,797
Series A 2.375% 7/1/52	1,295,000	817,119
(Leman Academy of Excellence Projects) Series A 4.50% 7/1/54	2,240,000	1,986,611
Bibb County, Georgia Development Authority Revenue (Macon State College Student Housing Project) Series A 5.75% 7/1/40 (AGM)	1,905,000	1,908,600
California Community College Financing Authority Student Housing Revenue (Napa Valley College Project) Series A 144A 5.75% 7/1/60 #	5,000,000	4,806,200
California Educational Facilities Authority Revenue (Loma Linda University) Series A 5.00% 4/1/47	760,000	801,169
(Stanford University)
Series T-1 5.00% 3/15/39	6,110,000	7,189,148
Series V-1 5.00% 5/1/49	1,145,000	1,358,394
Series V-2 2.25% 4/1/51	1,830,000	1,158,134
Camden, New Jersey County Improvement Authority (Camden Prep High School Project)
144A 5.00% 7/15/52 #	865,000	855,260
144A 5.00% 7/15/62 #	520,000	496,408
District of Columbia Revenue 5.00% 6/1/50	760,000	758,427
(KIPP DC Issue)
4.00% 7/1/44	380,000	346,032
4.00% 7/1/49	610,000	542,454

	Principal amount°	Value (US $)
Municipal Bonds (continued)
Education Revenue Bonds (continued)
Florida Development Finance Surface Transportation Facilities Revenue (Mater Academy Projects) Series A 4.00% 6/15/52	1,535,000	$1,314,666
Idaho Housing & Finance Association (Sage International School of Boise Project) Series A 4.00% 5/1/50	425,000	408,234
Illinois Finance Authority Revenue (University of Illinois at Chicago Project)
Series A 5.00% 2/15/47	1,415,000	1,359,022
Series A 5.00% 2/15/50	415,000	395,931
New Jersey Economic Development Authority (Provident Group - Montclair State University) 5.00% 6/1/42 (AGM)	955,000	1,013,570
Rhode Island Health and Educational Building Revenue (University of Rhode Island) Series B 5.25% 9/15/29 (AGC)	945,000	946,304
Town of Davie, Florida (Nova Southeastern University Project) 5.00% 4/1/38	2,290,000	2,399,760
University of Texas System Board of Regents Series B 5.00% 8/15/49	13,670,000	16,081,115
		47,795,355
Electric Revenue Bonds — 3.42%
California Community Choice Financing Authority (Clean Energy Project) Series B-1 4.00% 2/1/52 •	195,000	196,843
Electric and Gas Systems Revenue San Antonio, Texas 5.25% 2/1/24	1,905,000	1,980,000
Guam Power Authority Revenue (Tax-Exempt Forward Delivery)
Series A 5.00% 10/1/41	3,830,000	4,017,057
Series A 5.00% 10/1/42	3,265,000	3,414,243
Long Island, New York Power Authority Electric System Revenue 5.00% 9/1/47	1,235,000	1,324,365
Series B 5.00% 9/1/41	2,290,000	2,458,109
Puerto Rico Electric Power Authority Revenue
Series A 5.00% 7/1/42 ‡	3,665,000	2,977,812
Series A 5.05% 7/1/42 ‡	100,000	81,000

Schedules of investments

Delaware Tax-Free USA Fund

	Principal amount°	Value (US $)
Municipal Bonds (continued)
Electric Revenue Bonds (continued)
Puerto Rico Electric Power Authority Revenue
Series A 6.75% 7/1/36 ‡	1,725,000	$1,457,625
Series AAA 5.25% 7/1/25 ‡	60,000	48,750
Series CCC 5.25% 7/1/27 ‡	2,005,000	1,629,063
Series TT 5.00% 7/1/32 ‡	2,705,000	2,197,812
Series WW 5.25% 7/1/33 ‡	2,485,000	2,019,063
Series XX 4.75% 7/1/26 ‡	205,000	165,794
Series XX 5.25% 7/1/40 ‡	3,165,000	2,571,562
Series ZZ 4.75% 7/1/27 ‡	160,000	129,400
Series ZZ 5.25% 7/1/24 ‡	80,000	65,000
Salt River, Arizona Project Agricultural Improvement & Power District Electric Systems Revenue (Salt River Project Electric System) Series A 5.00% 1/1/30	4,000,000	4,481,240
		31,214,738
Healthcare Revenue Bonds — 12.50%
Alachua County, Florida Health Facilities Authority (Oak Hammock at the University of Florida, Inc. Project) 4.00% 10/1/46	1,750,000	1,497,738
Allegheny County, Pennsylvania Hospital Development Authority Revenue (Allegheny Health Network Obligated Group Issue) Series A 5.00% 4/1/47	1,410,000	1,449,818
Apple Valley Senior Living Revenue (Minnesota Senior Living LLC Project)
Series B 5.00% 1/1/47	1,815,000	1,124,955
Series D 7.25% 1/1/52	1,980,000	1,303,949
Arizona Industrial Development Authority Revenue (Great Lakes Senior Living Communities LLC Project 2nd Tier) Series B 5.00% 1/1/49	300,000	190,233
(Great Lakes Senior Living Communities LLC Project 4th Tier) Series D-2 144A 7.75% 1/1/54 #	225,000	145,726
(Phoenix Children’s Hospital) Series A 4.00% 2/1/50	460,000	420,348
California Health Facilities Financing Authority Revenue (CommonSpirit Health)
Series A 4.00% 4/1/44	3,510,000	3,293,995
Series A 4.00% 4/1/49	5,000,000	4,598,050

	Principal amount°	Value (US $)
Municipal Bonds (continued)
Healthcare Revenue Bonds (continued)
California Health Facilities Financing Authority Revenue (Kaiser Permanente) Series A-2 5.00% 11/1/47	21,265,000	$24,204,673
California Municipal Finance Authority Revenue (Community Medical Centers) Series A 5.00% 2/1/42	2,025,000	2,134,411
Colorado Health Facilities Authority Revenue (AdventHealth Obligated Group) Series A 4.00% 11/15/46	4,310,000	4,078,639
(American Baptist) 8.00% 8/1/43	1,660,000	1,701,517
(CommonSpirit Health)
Series A-1 4.00% 8/1/37	700,000	677,131
Series A-2 4.00% 8/1/49	2,485,000	2,258,716
Series A-2 5.00% 8/1/44	2,290,000	2,368,799
(Mental Health Center Denver Project) Series A 5.75% 2/1/44	1,430,000	1,457,513
Cuyahoga County, Ohio (The Metro Health System)
5.25% 2/15/47	1,710,000	1,760,992
5.50% 2/15/57	2,290,000	2,371,753
Glendale, Arizona Industrial Development Authority Revenue (Royal Oaks Inspirata Pointe Project) Series A 5.00% 5/15/56	1,905,000	1,798,415
Henrico County, Virginia Economic Development Authority (Westminster Canterbury Richmond) Series A 5.00% 10/1/52	1,130,000	1,181,562
Illinois Finance Authority Revenue (NorthShore - Edward-Elmhurst Health Credit Group)
Series A 5.00% 8/15/47	3,510,000	3,735,623
Series A 5.00% 8/15/51	3,265,000	3,453,031
Louisiana Local Government Environmental Facilities & Community Development Authority Revenue (The Glen Retirement System Project) Series A 5.00% 1/1/49	1,905,000	1,440,237
Maricopa County, Arizona Industrial Development Authority Senior Living Facility Revenue (Christian Care Surprise, Inc. Project) 144A 6.00% 1/1/48 #	915,000	686,726

Schedules of investments

Delaware Tax-Free USA Fund

	Principal amount°	Value (US $)
Municipal Bonds (continued)
Healthcare Revenue Bonds (continued)
Maryland Health & Higher Educational Facilities Authority Revenue (Adventist Healthcare Obligated) Series A 5.50% 1/1/46	1,530,000	$1,602,308
Miami-Dade County, Florida Health Facilities Authority Revenue (Nicklaus Children’s Hospital Project) 5.00% 8/1/42	1,150,000	1,197,553
Montgomery County, Pennsylvania Higher Education and Health Authority (Thomas Jefferson University) Series B 4.00% 5/1/52	4,950,000	4,552,267
Montgomery County, Pennsylvania Industrial Development Authority Revenue (Foulkeways At Gwynedd Project) 5.00% 12/1/46	715,000	725,074
Moon, Pennsylvania Industrial Development Authority (Baptist Homes Society Obligation) 6.125% 7/1/50	1,725,000	1,590,243
New Hope, Texas Cultural Education Facilities Finance (Cardinal Bay, Inc. - Village on the Park/Carriage Inn Project) Series A1 5.00% 7/1/46 ‡	95,000	70,300
(Legacy Midtown Park Project) Series A 5.50% 7/1/54	1,725,000	1,463,697
New York State Dormitory Authority (Northwell Health Obligated Group) Series A 5.00% 5/1/52	3,000,000	3,120,330
(Orange Regional Medical Center)
144A 5.00% 12/1/34 #	300,000	303,789
144A 5.00% 12/1/35 #	945,000	954,280
144A 5.00% 12/1/37 #	695,000	699,066
Norfolk Economic Development Authority Revenue, Virginia (Sentara Healthcare) Series B 5.00% 11/1/43	760,000	762,774
Ohio State Hospital Facilities Revenue (Cleveland Clinic Health System Obligated Group) Series B 4.00% 1/1/42	2,000,000	1,949,300
Orange County, New York Funding Corporation Assisted Living Residence Revenue 6.50% 1/1/46	2,135,000	1,824,400

	Principal amount°	Value (US $)
Municipal Bonds (continued)
Healthcare Revenue Bonds (continued)
Pennsylvania Economic Development Financing Authority UPMC Revenue Series A 4.00% 11/15/42	3,300,000	$3,140,346
Pennsylvania Higher Educational Facilities Authority Revenue (Thomas Jefferson University) Series A 5.00% 9/1/45	1,530,000	1,563,507
Rochester, Minnesota (The Homestead at Rochester) Series A 6.875% 12/1/48	1,790,000	1,825,120
Salem, Oregon Hospital Facility Authority Revenue (Capital Manor Project)
4.00% 5/15/47	865,000	729,999
4.00% 5/15/57	865,000	690,772
(Salem Health Projects) Series A 4.00% 5/15/49	500,000	457,325
Seminole County, Florida Industrial Development Authority Revenue (Legacy Pointe at UCF Project) Series A 5.50% 11/15/49	3,055,000	2,709,632
Tarrant County, Texas Cultural Education Facilities Finance Corporation Retirement Facility Revenue (Buckner Senior Living - Ventana Project) 6.625% 11/15/37	840,000	875,423
Tempe, Arizona Industrial Development Authority Revenue (Mirabella at ASU Project) Series A 144A 6.125% 10/1/52 #	1,395,000	1,313,937
Union County Hospital Facility Authority (Grande Ronde Hospital Project)
5.00% 7/1/40	1,000,000	1,025,640
5.00% 7/1/42	1,185,000	1,210,560
5.00% 7/1/47	500,000	508,015
5.00% 7/1/52	1,125,000	1,130,715
University of North Carolina at Chapel Hill 5.00% 2/1/46	380,000	392,361
Virginia Small Business Financing Authority Revenue (LifeSpire of Virginia) 4.00% 12/1/41	2,500,000	2,303,625

Schedules of investments

Delaware Tax-Free USA Fund

	Principal amount°	Value (US $)
Municipal Bonds (continued)
Healthcare Revenue Bonds (continued)
Washington State Housing Finance Commission (Heron’s Key Senior Living) Series A 144A 7.00% 7/1/45 #	3,890,000	$4,030,312
		114,057,220
Lease Revenue Bonds — 7.18%
Kansas City Industrial Development Authority (Kansas City International Airport Terminal Modernization Project) Series B 5.00% 3/1/49 (AGM) (AMT)	2,450,000	2,529,110
Metropolitan Pier & Exposition Authority, Illinois (McCormick Place Expansion Project)
Series A 4.00% 6/15/50	12,885,000	11,307,618
Series A 4.00% 6/15/50 (BAM)	6,030,000	5,584,081
Series A 4.00% 6/15/52	2,870,000	2,495,666
Series A 4.00% 6/15/52 (BAM)	1,085,000	994,186
Series A 5.00% 6/15/50 (BAM)	2,175,000	2,230,680
Series A 5.00% 6/15/57	1,235,000	1,257,848
Series B 2.809% 12/15/54 (BAM) ^	28,520,000	6,006,882
Minnesota Housing Finance Agency (State Appropriation) 5.00% 8/1/31	195,000	195,445
New Jersey Transportation Trust Fund Authority (Transportation System) Series A 3.269% 12/15/39 (BAM) ^	12,850,000	6,019,068
New York Liberty Development (Class 3-3 World Trade Center Project) 144A 7.25% 11/15/44 #	8,000,000	8,154,560
(Green Bond) Series A 3.00% 11/15/51 (BAM)	3,535,000	2,593,453
Virginia College Building Authority (21st Century College and Equipment Programs) Series A 5.00% 2/1/40	5,000,000	5,673,800
Virginia Commonwealth Transportation Board (Transportation Capital Project) 4.00% 5/15/36	6,100,000	6,385,175
(U.S. Route 58 Corridor Development Program) 4.00% 5/15/47	4,180,000	4,088,124
		65,515,696
Local General Obligation Bonds — 4.27%
Chicago, Illinois Series A 5.25% 1/1/29	1,545,000	1,579,145

	Principal amount°	Value (US $)
Municipal Bonds (continued)
Local General Obligation Bonds (continued)
Chicago, Illinois
Series A 5.50% 1/1/49	760,000	$800,979
Series A 6.00% 1/1/38	400,000	430,284
Chicago, Illinois Board of Education
5.00% 4/1/42	885,000	910,931
5.00% 4/1/46	905,000	927,697
Dallas Independent School District, Texas 2.75% 2/15/52 (PSF)	2,585,000	1,845,354
Galveston Independent School District, Texas 4.00% 2/1/47 (PSF)	2,500,000	2,398,775
Los Angeles, California Community College District Series C 5.00% 8/1/25	1,905,000	2,054,924
Mechanicsburg, Pennsylvania Area School District Series AA 4.00% 5/15/50	2,875,000	2,766,239
Mecklenburg County, North Carolina
Series A 5.00% 4/1/25	1,000,000	1,066,400
Series A 5.00% 9/1/25	6,110,000	6,578,331
New York City, New York
Series E-1 5.00% 3/1/44	3,825,000	4,057,331
Series F-1 5.00% 4/1/45	4,090,000	4,336,954
Subseries A-1 5.00% 8/1/47	1,330,000	1,426,518
Subseries B-1 5.00% 12/1/37	3,440,000	3,701,130
Subseries B-1 5.00% 12/1/41	3,825,000	4,083,914
		38,964,906
Pre-Refunded/Escrowed to Maturity Bonds — 1.23%
Broward County, Florida Airport System Revenue Series C 5.25% 10/1/30-23 §	3,825,000	3,943,651
Ohio Turnpike & Infrastructure Commission (Infrastructure Projects) Series A-1 5.00% 2/15/28-22 §	235,000	237,573
Orange County, Florida Health Facilities Authority Revenue (Presbyterian Retirement Communities Project) 5.00% 8/1/36	2,125,000	2,220,838
Rockwall Independent School District, Texas 5.00% 2/15/46-25 (PSF) §	1,530,000	1,617,761
Southwestern Illinois Development Authority Revenue (Memorial Group) 7.125% 11/1/43-23 §	1,530,000	1,610,998
Toledo, Ohio Water System Revenue 5.00% 11/15/38-23 §	760,000	774,045

Schedules of investments

Delaware Tax-Free USA Fund

	Principal amount°	Value (US $)
Municipal Bonds (continued)
Pre-Refunded/Escrowed to Maturity Bonds (continued)
Waterbury, Connecticut Lot A 5.00% 12/1/32-23 §	760,000	$784,753
		11,189,619
Resource Recovery Revenue Bond — 0.14%
Union County, New Jersey Improvement Authority Revenue (Aries Linden, LLC Project) 144A 6.75% 12/1/41 (AMT) #	1,490,000	1,301,798
		1,301,798
Special Tax Revenue Bonds — 19.04%
Allentown, Neighborhood Improvement Zone Development Authority Revenue (Forward Delivery) 5.00% 5/1/42	2,000,000	2,081,940
Bullhead City, Arizona Excise Taxes Revenue
2.30% 7/1/41	1,000,000	708,280
2.55% 7/1/46	2,885,000	1,958,165
City & County of San Francisco, California Special Tax District No 2020-1 Series B 144A 5.25% 9/1/49 #	3,450,000	2,686,929
Commonwealth of Puerto Rico 2.337% 11/1/51 •	4,644,800	2,119,190
GDB Debt Recovery Authority of Puerto Rico (Taxable) 7.50% 8/20/40	30,085,263	26,926,310
Idaho Housing & Finance Association (Transportation Expansion And Congestion Mitigation) Series A 5.00% 8/15/47	2,000,000	2,223,120
Illinois State First Series 6.00% 6/15/26 (NATL)	760,000	841,882
(Junior Obligation) Series A 4.00% 6/15/31 (BAM)	5,000,000	5,206,800
Maricopa County, Arizona Industrial Development Authority Education Revenue (Choice Academies, Inc. Project) Series AZ 144A 5.75% 9/1/45 #	2,505,000	2,498,637
Matching Fund Special Purpose Securitization Corporation, US Virgin Islands Series A 5.00% 10/1/39	6,265,000	6,504,010

	Principal amount°	Value (US $)
Municipal Bonds (continued)
Special Tax Revenue Bonds (continued)
Metropolitan Transportation Authority Revenue, New York (Climate Bond Certified) Series B-2 5.00% 11/15/36	1,530,000	$1,646,005
Miami-Dade County, Florida Special Obligation 3.505% 10/1/37 (BAM) ^	2,585,000	1,375,298
New York City, New York Transitional Finance Authority (Future Tax Secured Fiscal 2014) Series A-1 5.00% 11/1/42	7,635,000	7,812,666
New York City, New York Transitional Finance Authority Building Aid Revenue Subordinate Subseries S-3A 5.00% 7/15/37	1,905,000	2,061,782
New York Convention Center Development Corporate Senior Lien (Hotel Unit Fee Secured)
Series B 6.203% 11/15/55 (BAM) ^	2,585,000	485,075
Series B 6.545% 11/15/55 ^	5,000	852
New York State Dormitory Authority Revenue
Series A 5.00% 3/15/39	3,055,000	3,271,324
Series A 5.00% 3/15/42	1,530,000	1,627,951
(General Purpose) Series A 4.00% 3/15/49	3,450,000	3,249,210
New York State Thruway Authority State Personal Income Tax Revenue (Climate Bond Certified) Series C 5.00% 3/15/55	10,000,000	10,731,500
Public Finance Authority, Wisconsin (American Dream @ Meadowlands Project) 144A 7.00% 12/1/50 #	1,645,000	1,473,246
Puerto Rico Sales Tax Financing Revenue (Restructured)
Series A-1 4.55% 7/1/40	1,116,000	1,115,989
Series A-1 4.75% 7/1/53	15,410,000	14,736,583
Series A-1 5.00% 7/1/58	20,812,000	20,189,721
Series A-1 5.226% 7/1/46 ^	61,180,000	17,521,340
Series A-1 6.63% 7/1/51 ^	105,029,000	22,398,484
Series A-2 4.329% 7/1/40	5,864,000	5,707,197
Series A-2 4.784% 7/1/58	2,378,000	2,223,668

Schedules of investments

Delaware Tax-Free USA Fund

	Principal amount°	Value (US $)
Municipal Bonds (continued)
Special Tax Revenue Bonds (continued)
Wyandotte County, Kansas City, Kansas Unified Government Special Obligation Revenue (Sales Tax - Vacation Village Project Area 1 and 2A) Series 2015A 5.75% 9/1/32	2,530,000	$2,327,473
		173,710,627
State General Obligation Bonds — 12.99%
California State (Forward Delivery)
5.00% 9/1/32	1,100,000	1,292,610
5.00% 9/1/41	3,000,000	3,355,920
(Various Purpose)
5.00% 8/1/27	1,905,000	2,088,547
5.00% 3/1/30	3,000,000	3,185,550
5.00% 4/1/37	3,825,000	3,878,856
5.00% 10/1/47	1,635,000	1,730,778
Commonwealth of Massachusetts Series A 5.50% 8/1/30 (AMBAC)	760,000	904,552
Commonwealth of Puerto Rico 3.018% 11/1/43 •	52,361,369	27,031,557
(Restructured) Series A-1 4.00% 7/1/46	10,126,406	8,599,445
Connecticut State
Series B 5.00% 6/15/35	2,190,000	2,314,633
Series E 5.00% 9/15/35	1,905,000	2,099,767
Series E 5.00% 9/15/37	1,725,000	1,894,309
Georgia State Series A 4.00% 7/1/38	3,500,000	3,628,660
Illinois State
5.00% 5/1/36	55,000	56,122
5.00% 11/1/36	1,560,000	1,609,545
5.00% 2/1/39	2,030,000	2,065,119
5.25% 2/1/30	2,670,000	2,735,976
5.25% 2/1/32	1,040,000	1,064,835
5.25% 2/1/33	90,000	92,151
5.50% 5/1/39	4,395,000	4,774,904
Series A 4.00% 12/1/33	1,010,000	986,669
Series A 4.00% 3/1/41	1,110,000	1,023,875
Series A 5.00% 3/1/34	3,000,000	3,204,900
Series A 5.00% 4/1/38	885,000	891,213
Series A 5.50% 3/1/42	1,500,000	1,647,720

	Principal amount°	Value (US $)
Municipal Bonds (continued)
State General Obligation Bonds (continued)
Illinois State
Series A 5.50% 3/1/47	4,700,000	$5,112,989
Series D 5.00% 11/1/27	3,075,000	3,291,757
(Rebuild Illinois Program) Series B 4.00% 11/1/39	10,775,000	10,060,941
Maryland State
Series A 5.00% 3/15/26	3,825,000	4,168,102
Series A 5.00% 3/15/28	2,290,000	2,596,654
Texas State (Transportation Commission Mobility) Series A 5.00% 10/1/33	1,345,000	1,480,294
Washington State
Series A 5.00% 8/1/42	2,500,000	2,789,050
Series R 4.00% 7/1/29	6,300,000	6,867,189
		118,525,189
Transportation Revenue Bonds — 16.21%
Chicago, Illinois Midway International Airport Series A 5.00% 1/1/28 (AMT)	1,000,000	1,024,770
Chicago, Illinois O’Hare International Airport
Series A 5.00% 1/1/37 (AMT)	1,095,000	1,141,417
Series A 5.00% 1/1/38 (AMT)	460,000	478,386
Series B 5.00% 1/1/33	2,075,000	2,166,611
Series D 5.25% 1/1/42	1,530,000	1,621,969
Chicago, Illinois Transit Authority Revenue Series A 4.00% 12/1/55	865,000	772,895
Dallas, Texas Fort Worth International Airport Revenue Series F 5.25% 11/1/30	3,825,000	3,935,657
Denver City & County, Colorado Airport System Revenue
Series A 4.00% 12/1/43 (AMT)	5,900,000	5,539,156
Series A 5.00% 12/1/43 (AMT)	4,580,000	4,751,796
Foothill-Eastern, California Transportation Corridor Agency Revenue (Junior Lien) Series C 4.00% 1/15/43	1,725,000	1,596,022
(Senior Lien) Series A 4.00% 1/15/46	3,585,000	3,386,391
Georgia Ports Authority Revenue 4.00% 7/1/52	1,200,000	1,141,068

Schedules of investments

Delaware Tax-Free USA Fund

	Principal amount°	Value (US $)
Municipal Bonds (continued)
Transportation Revenue Bonds (continued)
Harris County, Texas Toll Road Authority Senior Lien Series A 5.00% 8/15/27	2,000,000	$2,240,880
Lee County, Florida Airport Revenue Series B 4.00% 10/1/51 (AMT)	4,430,000	4,043,792
Los Angeles, California Department of Airports Revenue Subseries F 4.00% 5/15/49 (AMT)	2,500,000	2,305,775
Love Field Airport Modernization, Texas General Airport Revenue
5.00% 11/1/35 (AMT)	760,000	796,814
5.00% 11/1/36 (AMT)	760,000	795,819
Massachusetts Port Authority Revenue
Series A 5.00% 7/1/37 (AMT)	3,055,000	3,264,328
Series A 5.00% 7/1/39 (AMT)	2,245,000	2,383,988
Series A 5.00% 7/1/40 (AMT)	1,390,000	1,472,205
Metropolitan Nashville, Tennessee Airport Authority Series A 5.00% 7/1/45	3,840,000	4,002,278
Metropolitan Transportation Authority Revenue, New York Series D 5.00% 11/15/33	1,140,000	1,197,160
(Climate Bond Certified) Subseries A-2 4.00% 11/15/41	1,370,000	1,265,373
(Green Bonds)
Series A-1 5.00% 11/15/47	1,000,000	1,024,190
Subordinate Series C-1 5.25% 11/15/55	70,000	72,835
Metropolitan Washington, D.C. Airports Authority Dulles Toll Road Revenue (Dulles Metrorail and Capital Improvement Projects) Series B 4.00% 10/1/49	3,270,000	2,947,872
Montgomery County, Texas Toll Road Authority Revenue (Senior Lien) 5.00% 9/15/37	1,340,000	1,377,587
New Jersey Turnpike Authority
Series A 5.00% 1/1/28	3,825,000	3,987,792
Series E 5.00% 1/1/45	4,580,000	4,735,491
New York Transportation Development Corporation Special Facilities Revenue (Delta Air Lines, Inc. - LaGuardia Airport Terminals C&D Redevelopment Project) 4.375% 10/1/45 (AMT)	12,800,000	11,877,120

	Principal amount°	Value (US $)
Municipal Bonds (continued)
Transportation Revenue Bonds (continued)
North Carolina Turnpike Authority Revenue 5.00% 1/1/36 (AGM)	2,290,000	$2,505,581
North Texas Tollway Authority Revenue
(1st Tier) Series B 5.00% 1/1/40	1,530,000	1,539,716
(2nd Tier) Series A 5.00% 1/1/34	3,825,000	3,992,726
Series A 4.00% 1/1/44	5,750,000	5,535,985
Pennsylvania Turnpike Commission Revenue
Series A-1 5.00% 12/1/40	690,000	716,462
Series A-2 5.00% 12/1/43	1,530,000	1,622,641
Series C 5.00% 12/1/44	760,000	780,140
Philadelphia, Pennsylvania Airport Revenue (Private Activity) 5.00% 7/1/51 (AMT)	3,000,000	3,094,230
Phoenix, Arizona Civic Improvement (Junior Lien) Series B 5.00% 7/1/44 (AMT)	1,370,000	1,422,361
Port of Seattle, Washington Intermediate Lien Revenue (Private Activity)
Series B 4.00% 8/1/47 (AMT)	1,500,000	1,387,725
Series B 5.50% 8/1/47 (AMT)	1,000,000	1,102,560
Regional Transportation District (Denver Transit Partners Eagle P3 Project) Series A 4.00% 7/15/39	2,045,000	1,958,599
Salt Lake City, Utah Airport Revenue
Series A 5.00% 7/1/36 (AMT)	3,055,000	3,211,813
Series A 5.00% 7/1/51 (AMT)	3,000,000	3,111,900
Series B 5.00% 7/1/42	2,635,000	2,775,314
San Diego County, California Regional Airport Authority Series B 4.00% 7/1/56 (AMT) (BAM)	7,000,000	6,334,580
San Francisco City & County, California Airports Commission (San Francisco International Airport) Series A 5.00% 5/1/49 (AMT)	3,825,000	3,964,421
South Jersey Port, New Jersey (Subordinated Marine Terminal)
Series B 5.00% 1/1/42 (AMT)	1,000,000	1,014,850
Series B 5.00% 1/1/48 (AMT)	5,340,000	5,389,288

Schedules of investments

Delaware Tax-Free USA Fund

	Principal amount°	Value (US $)
Municipal Bonds (continued)
Transportation Revenue Bonds (continued)
Texas Private Activity Bond Surface Transportation Corporate Senior Lien (NTE Mobility Partners Segments 3 LLC Segment 3A and 3B Facility)
6.75% 6/30/43 (AMT)	1,900,000	$1,953,390
7.00% 12/31/38 (AMT)	1,395,000	1,439,654
(NTE Mobility Partners Segments 3 LLC Segment 3C Project) 5.00% 6/30/58 (AMT)	11,325,000	11,454,558
Virginia Small Business Financing Authority Revenue (Transform 66 P3 Project) 5.00% 12/31/56 (AMT)	930,000	945,466
Washington Metropolitan Area Transit Authority Revenue, D.C. 5.00% 7/1/43	760,000	811,703
Wayne County, Michigan Airport Authority (Detroit Metropolitan Wayne County Airport)
Series A 5.00% 12/1/42	1,905,000	1,914,296
Series D 5.00% 12/1/45 (AGM)	570,000	596,551
		147,923,947
Water & Sewer Revenue Bonds — 1.19%
Goodyear, Arizona Water & Sewer Revenue (Subordinate Lien Water and Sewer Revenue Obligations) 4.00% 7/1/45 (AGM)	3,450,000	3,367,959
Guam Government Waterworks Authority Series A 5.00% 1/1/50	1,530,000	1,592,898
Mississippi Development Bank (Jackson Water and Sewer System Revenue Bond Project) 6.75% 12/1/30 (AGM)	760,000	794,284
Tampa, Florida Water & Wastewater System Revenue (Green Bonds) Series A 5.25% 10/1/57	4,500,000	5,121,585
		10,876,726
Total Municipal Bonds (cost $902,858,459)		875,806,700

	Principal amount°	Value (US $)
Short-Term Investments — 3.07%
Variable Rate Demand Notes — 3.07%¤
Los Angeles, California Department of Water & Power System Revenue Subseries Series B-3 0.85% 7/1/34 (SPA - Barclays Bank)	1,400,000	$1,400,000
Los Angeles, California Department of Water & Power Water System Revenue Subseries B-4 0.85% 7/1/35 (SPA - Barclays Bank)	1,000,000	1,000,000
Mississippi Business Finance Corporation, Gulf Opportunity Zone Industrial Development Revenue (Chevron USA Project) Series C 1.00% 12/1/30	3,500,000	3,500,000
Mississippi Development Bank 1.00% 12/1/39	2,000,000	2,000,000
New York City, New York Fiscal 2018 Subordinate Series B-4 1.08% 10/1/46 (SPA - Barclays Bank)	1,250,000	1,250,000
New York City, New York Municipal Water Finance Authority 1.05% 6/15/50 (SPA – JPMorgan Chase Bank N.A.)	1,245,000	1,245,000
New York City, New York Transitional Finance Authority Subseries A-4 1.05% 8/1/39 (SPA – JPMorgan Chase Bank N.A.)	1,300,000	1,300,000
New York City, New York Water & Sewer System Fiscal 2008 Series BB-5 1.03% 6/15/33 (SPA - Bank of America N.A.)	4,545,000	4,545,000
New York, Metropolitan Transportation Authority Revenue Subseries A-2 1.03% 11/1/26 (LOC - TD Bank N.A.)	3,000,000	3,000,000
Phoenix, Arizona Industrial Development Authority (Mayo Clinic) Series B 0.98% 11/15/52 (SPA - Northern Trust)	600,000	600,000
University of Michigan Series D-1 0.98% 12/1/24	1,400,000	1,400,000

Schedules of investments

Delaware Tax-Free USA Fund

	Principal amount°	Value (US $)
Short-Term Investments (continued)
Variable Rate Demand Notes (continued)
University of North Carolina at Chapel Hill Series B 1.00% 2/15/31 (SPA - TD Bank N.A.)	6,800,000	$6,800,000
Total Short-Term Investments (cost $28,040,000)		28,040,000
Total Value of Securities—99.06% (cost $930,898,459)		$903,846,700

°	Principal amount shown is stated in USD unless noted that the security is denominated in another currency.
#	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At August 31, 2022, the aggregate value of Rule 144A securities was $69,061,237, which represents 7.57% of the Fund’s net assets. See Note 10 in “Notes to financial statements.”
^	Zero-coupon security. The rate shown is the effective yield at the time of purchase.
•	Variable rate investment. Rates reset periodically. Rate shown reflects the rate in effect at August 31, 2022. For securities based on a published reference rate and spread, the reference rate and spread are indicated in their descriptions. The reference rate descriptions (i.e. LIBOR03M, LIBOR06M, etc.) used in this report are identical for different securities, but the underlying reference rates may differ due to the timing of the reset period. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions, or for mortgage-backed securities, are impacted by the individual mortgages which are paying off over time. These securities do not indicate a reference rate and spread in their descriptions.
‡	Non-income producing security. Security is currently in default.
§	Pre-refunded bonds. Municipal bonds that are generally backed or secured by US Treasury bonds. For pre-refunded bonds, the stated maturity is followed by the year in which the bond will be pre-refunded. See Note 10 in “Notes to financial statements.”
¤	Tax-exempt obligations that contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the unpaid principal balance plus accrued interest upon a short notice period (generally up to 30 days) prior to specified dates either from the issuer or by drawing on a bank letter of credit, a guarantee, or insurance issued with respect to such instrument. Each rate shown is as of August 31, 2022.

Summary of abbreviations:

AGC – Insured by Assured Guaranty Corporation
AGM – Insured by Assured Guaranty Municipal Corporation
AMBAC – Insured by AMBAC Assurance Corporation
AMT – Subject to Alternative Minimum Tax
BAM – Insured by Build America Mutual Assurance

Summary of abbreviations: (continued)

ICE – Intercontinental Exchange, Inc.
LIBOR – London Interbank Offered Rate
LIBOR03M – ICE LIBOR USD 3 Month
LIBOR06M – ICE LIBOR USD 6 Month
LLC – Limited Liability Corporation
LOC – Letter of Credit
N.A. – National Association
NATL – Insured by National Public Finance Guarantee Corporation
PSF – Guaranteed by Permanent School Fund
SPA – Stand-by Purchase Agreement
USD – US Dollar

See accompanying notes, which are an integral part of the financial statements.

Schedules of investments
Delaware Tax-Free USA Intermediate Fund	August 31, 2022

	Principal amount°	Value (US $)
Municipal Bonds — 96.48%
Corporate Revenue Bonds — 12.80%
Arizona Industrial Development Authority Revenue (Legacy Cares, Inc. Project) Series A 144A 7.75% 7/1/50 #	5,520,000	$5,878,303
Black Belt Energy Gas District, Alabama (Project No. 4) Series A 4.00% 6/1/25	1,655,000	1,676,234
Buckeye, Ohio Tobacco Settlement Financing Authority (Senior) Series A-2 3.00% 6/1/48	4,315,000	3,200,781
Series A-2 4.00% 6/1/48	4,200,000	3,764,502
California Pollution Control Financing Authority Revenue (Calplant I Project) 144A 8.00% 7/1/39 (AMT) #, ‡	1,250,000	750,000
Central Plains, Nebraska Energy Project (Project No. 3) Series A 5.00% 9/1/42	250,000	263,577
Chandler, Arizona Industrial Development Authority Revenue (Intel Corporation Project) 2.70% 12/1/37 (AMT) •	2,700,000	2,690,577
Commonwealth of Pennsylvania Financing Authority (Tobacco Master Settlement Payment) 5.00% 6/1/27	2,000,000	2,182,740
Erie, New York Tobacco Asset Securitization (Capital Appreciation-Asset-Backed) Series A 144A 0.459% 6/1/60 #, ^	38,675,000	2,216,077
Florida Development Finance Corporation Surface Transportation Facility Revenue (Brightline Passenger Rail Project) Series B 144A 7.375% 1/1/49 (AMT) #	5,435,000	5,184,610
(Virgin Trains USA Passenger Rail Project) Series A 144A 6.50% 1/1/49 (AMT) #, •	1,710,000	1,552,936
George L Smith II Congress Center Authority Series A 4.00% 1/1/54	2,210,000	1,898,324
Series B 144A 5.00% 1/1/36 #	1,000,000	950,660
Houston, Texas Airport System Revenue (United Airlines Inc.) 5.00% 7/1/29 (AMT)	3,370,000	3,386,142

	Principal amount°	Value (US $)
Municipal Bonds (continued)
Corporate Revenue Bonds (continued)
Inland, California Empire Tobacco Securitization (Capital Appreciation-Turbo-Asset-Backed) Series E 144A 1.33% 6/1/57 #, ^	62,600,000	$3,565,070
Series F 144A 0.396% 6/1/57 #, ^	74,090,000	3,535,575
Iowa Finance Authority Midwestern Disaster Area Revenue (Iowa Fertilizer Company Project) 5.00% 12/1/50	4,135,000	4,190,947
Iowa Tobacco Settlement Authority Series A-2 4.00% 6/1/38	300,000	295,791
Series A-2 4.00% 6/1/39	600,000	588,918
Iowa Tobacco Settlement Authority Revenue Series A-2 4.00% 6/1/40	300,000	293,010
Jefferson County, Texas Industrial Development (TRP Crude Marketing LLC Project) 144A 7.75% 4/1/39 #	1,275,000	1,113,279
Kentucky Public Energy Authority (Gas Supply Revenue) Series C-1 4.00% 12/1/49 •	5,000,000	5,044,750
Lower Alabama Gas District Series A 5.00% 9/1/34	4,850,000	5,180,139
Maine Finance Authority Revenue (Go Lab Madison Project, Green Bonds) 144A 8.00% 12/1/51 (AMT) #	3,490,000	2,812,242
Michigan Finance Authority Series A Class 1 4.00% 6/1/49	2,000,000	1,833,580
New Jersey Economic Development Authority Special Facilities Revenue (Continental Airlines Project) Series B 5.625% 11/15/30 (AMT)	1,890,000	1,943,827
New Jersey Tobacco Settlement Financing Subordinate Series B 5.00% 6/1/46	1,965,000	1,980,445
New York Counties Tobacco Trust V (Capital Appreciation - Pass Through) Series 4B 144A 0.587% 6/1/60 #, ^	20,000,000	712,000
New York Liberty Development Revenue (Goldman Sachs Headquarters) 5.25% 10/1/35	3,540,000	3,960,623
New York Transportation Development Special Facilities Revenue Series B 6.50% 11/1/39	3,485,000	4,210,786

Schedules of investments

Delaware Tax-Free USA Intermediate Fund

	Principal amount°	Value (US $)
Municipal Bonds (continued)
Corporate Revenue Bonds (continued)
New York Transportation Development Special Facilities Revenue (American Airlines, Inc. - John F. Kennedy International Airport Project) 3.00% 8/1/31 (AMT)	5,230,000	$4,880,584
(Delta Airlines, Inc. - LaGuardia Airport Terminals C&D Redevelopment Project) 5.00% 1/1/34 (AMT)	7,210,000	7,437,619
Public Authority for Colorado Energy Natural Gas Revenue 6.50% 11/15/38	3,000,000	3,660,690
Public Finance Authority, Wisconsin (Senior Lien - Grand Hyatt San Antonio Hotel Acquisition Project) Series A 5.00% 2/1/52	2,820,000	2,928,598
Series A 5.00% 2/1/62	1,375,000	1,412,015
Salt Verde, Arizona Financial Corporation Senior Gas Revenue 5.00% 12/1/32	3,850,000	4,118,884
5.25% 12/1/24	3,050,000	3,169,621
Salt Verde, Arizona Financial Senior Gas Revenue 5.00% 12/1/37	4,000,000	4,223,800
South Carolina Jobs - Economic Development Authority Educational Facilities Revenue (AAC East LLC Project - Green Bonds) Series A 144A 7.00% 5/1/39 (AMT) #	1,500,000	1,183,815
(Jasper Pellets, LLC Project - Green Bonds) Series A 144A 7.00% 11/1/38 (AMT) #	1,250,000	1,125,000
St. John Baptist Parish, Louisiana (Marathon Oil Corporation project) Subseries A-2 2.10% 6/1/37 •	2,250,000	2,219,265
Tennessee Energy Acquisition Commodity Project Revenue Series A 5.00% 5/1/52 •	1,300,000	1,359,904
Tobacco Securitization Authority of Southern California (Capital Appreciation-2nd Subordinate Lien) Series C 1.99% 6/1/46 ^	9,655,000	1,522,883
(Capital Appreciation-3rd Subordinate Lien) Series D 2.123% 6/1/46 ^	1,630,000	200,572
TSASC, New York Series A 5.00% 6/1/30	475,000	505,248
Series A 5.00% 6/1/31	475,000	503,329

	Principal amount°	Value (US $)
Municipal Bonds (continued)
Corporate Revenue Bonds (continued)
Tuscaloosa County, Alabama Industrial Development Authority (Hunt Refining Project) Series A 144A 5.25% 5/1/44 #	3,300,000	$3,020,490
Virginia Tobacco Settlement Financing Corporation (Capital Appreciation Asset-Backed) Series B 5.20% 6/1/46	1,250,000	1,250,050
Series C 10.791% 6/1/47 ^	53,800,000	13,291,828
Series D 2.466% 6/1/47 ^	8,185,000	1,955,233
		136,825,873
Education Revenue Bonds — 5.71%
Arizona Industrial Development Authority Revenue (American Charter Schools Foundation Project) 144A 6.00% 7/1/37 #	1,420,000	1,505,754
(Empower College Prep Project) 144A 6.00% 7/1/49 #	875,000	889,595
(Macombs Facility Project) Series A 4.00% 7/1/61	2,000,000	1,614,380
(Odyssey Preparatory Academy Project) Series A 144A 5.50% 7/1/52 #	875,000	887,127
Bucks County, Pennsylvania Industrial Development Authority Revenue (School Lane Charter School Project) 5.125% 3/15/36	2,000,000	2,065,340
California Educational Facilities Authority Revenue (Stanford University) Series V-1 5.00% 5/1/49	1,075,000	1,275,348
California Municipal Finance Authority Series A 144A 5.50% 6/1/53 #	1,000,000	1,010,680
California School Finance Authority (View Park Elementary & Middle Schools) Series A 4.75% 10/1/24	175,000	177,401
California State University (Systemwide) Series A 5.00% 11/1/31	2,000,000	2,209,520
California Statewide Communities Development Authority Charter School Revenue (Green Dot Public Schools - Animo Inglewood Charter High School Project) Series A 7.25% 8/1/41	500,000	501,420

Schedules of investments

Delaware Tax-Free USA Intermediate Fund

	Principal amount°	Value (US $)
Municipal Bonds (continued)
Education Revenue Bonds (continued)
California Statewide Communities Development Authority Revenue (California Baptist University) Series A 144A 6.125% 11/1/33 #	2,215,000	$2,279,833
Capital Trust Agency, Florida Revenue (Liza Jackson Preparatory School Project) Series A 5.00% 8/1/40	300,000	307,653
Series A 5.00% 8/1/55	800,000	805,512
(University Bridge, LLC Student Housing Project) Series A 144A 5.25% 12/1/43 #	2,000,000	1,977,120
District of Columbia Revenue (KIPP DC Issue) 4.00% 7/1/39	1,275,000	1,202,287
4.00% 7/1/44	740,000	673,851
Fulton County, Georgia Development Authority Revenue (Georgia Institute of Technology) 5.00% 6/15/44	3,100,000	3,381,232
Idaho Housing & Finance Association (Alturas International Academy Project) 4.00% 5/1/52	1,400,000	1,209,194
(Anser of Idaho Project) Series A 4.00% 5/1/28	230,000	236,951
Series A 4.00% 5/1/30	250,000	256,390
(Gem Prep: Meridian South Charter School Project) 144A 4.00% 5/1/46 #	710,000	542,795
(Sage International School of Boise Project) Series A 4.00% 5/1/29	205,000	211,351
Series A 4.00% 5/1/35	450,000	453,411
Series A 4.00% 5/1/40	1,330,000	1,316,487
Series A 4.00% 5/1/55	1,540,000	1,450,695
Illinois Finance Authority
(University of Illinois at Chicago) Series A 5.00% 2/15/26	400,000	405,680
Series A 5.00% 2/15/28	260,000	263,747
Series A 5.00% 2/15/30	390,000	392,706
Series A 5.00% 2/15/32	265,000	265,453
Maricopa County, Arizona Industrial Development Authority Revenue (Arizona Autism Charter Schools Project) Series A 144A 5.00% 7/1/40 #	250,000	249,690

	Principal amount°	Value (US $)
Municipal Bonds (continued)
Education Revenue Bonds (continued)
Maricopa County, Arizona Industrial Development Authority Revenue (Arizona Autism Charter Schools Project) Series A 144A 5.00% 7/1/50 #	175,000	$169,619
(Highland Prep Project) Series A 4.00% 7/1/30	330,000	338,996
Series A 4.00% 7/1/32	360,000	361,984
Series A 4.00% 7/1/34	390,000	385,347
Series A 4.00% 7/1/36	425,000	416,003
Series A 4.00% 7/1/38	460,000	444,677
Series A 4.00% 7/1/40	500,000	477,770
Series A 4.00% 7/1/46	740,000	682,050
Massachusetts Development Finance Agency Revenue (Harvard University) Series A 5.00% 7/15/40	5,000,000	5,886,750
Massachusetts School Building Authority Series C 5.00% 8/15/37	2,500,000	2,647,600
Miami-Dade County, Florida Educational Facilities Authority (University of Miami) Series A 5.00% 4/1/30	520,000	541,705
Series A 5.00% 4/1/31	1,090,000	1,131,856
New York State Dormitory Authority Revenue (New York University) Series A 5.75% 7/1/27 (NATL)	7,530,000	8,200,998
(Touro College & University System) Series A 5.25% 1/1/34	1,335,000	1,352,903
Newark, Texas Higher Education Finance (Village Tech Schools) Series A 5.125% 8/15/47	1,250,000	1,136,350
Oregon State Facilities Authority Revenue (Metro East Web Academy Project) Series A 144A 5.00% 6/15/49 #	1,000,000	905,620
Phoenix, Arizona Industrial Development Authority Housing Revenue (Downtown Phoenix Student Housing, LLC-Arizona State University Project) Series A 5.00% 7/1/30	350,000	363,958
Series A 5.00% 7/1/32	235,000	242,410

Schedules of investments

Delaware Tax-Free USA Intermediate Fund

	Principal amount°	Value (US $)
Municipal Bonds (continued)
Education Revenue Bonds (continued)
South Carolina Jobs - Economic Development Authority Educational Facilities Revenue (High Point Academy Project) Series A 144A 5.75% 6/15/39 #	1,345,000	$1,416,191
University of Texas Permanent University Fund Series B 5.00% 7/1/27	3,715,000	3,878,720
		61,000,110
Electric Revenue Bonds — 5.80%
California Community Choice Financing Authority Clean Energy Project Revenue Series A-1 4.00% 5/1/53 •	3,000,000	3,053,430
Series B-1 4.00% 2/1/52 •	1,910,000	1,928,049
Guam Power Authority Revenue Series A 5.00% 10/1/32	4,000,000	4,390,800
Series A 5.00% 10/1/33	2,915,000	3,175,426
Long Island, New York Power Authority 5.00% 9/1/33	250,000	273,740
5.00% 9/1/35	1,000,000	1,088,950
Municipal Electric Authority of Georgia (Plant Vogtle Units 3&4 Project) Series A 5.00% 1/1/39	6,250,000	6,500,625
New York State Utility Debt Securitization Authority (Restructuring Bonds) 5.00% 12/15/33	1,500,000	1,602,390
Puerto Rico Electric Power Authority Revenue Series CCC 5.25% 7/1/27 ‡	1,520,000	1,235,000
Series TT 5.00% 7/1/32 ‡	1,555,000	1,263,438
Series WW 5.25% 7/1/33 ‡	1,015,000	824,688
Series WW 5.50% 7/1/17 ‡	2,200,000	1,784,750
Series WW 5.50% 7/1/19 ‡	1,710,000	1,387,237
Series WW 5.50% 7/1/38 ‡	1,925,000	1,571,281
Series XX 5.25% 7/1/40 ‡	4,630,000	3,761,875
Series ZZ 5.00% 7/1/19 ‡	2,990,000	2,414,425
Salt River, Arizona Project Agricultural Improvement & Power District Electric Systems Revenue Series A 5.00% 12/1/35	4,000,000	4,219,600
Series A 5.00% 1/1/38	5,000,000	5,390,600
(Salt River Project Electric System) 5.00% 1/1/30	5,000,000	5,601,550

	Principal amount°	Value (US $)
Municipal Bonds (continued)
Electric Revenue Bonds (continued)
Utility Debt Securitization Authority, New York (Restructuring Bonds) 5.00% 12/15/37	10,000,000	$10,572,900
		62,040,754
Healthcare Revenue Bonds — 7.98%
Apple Valley, Minnesota (Minnesota Senior Living LLC Project) Series B 5.25% 1/1/37	915,000	669,936
Arizona Health Facilities Authority (Scottsdale Lincoln Hospital Project) 5.00% 12/1/30	5,000,000	5,230,900
California Health Facilities Financing Authority (Children’s Hospital of Orange County) Series A 2.125% 11/1/41	5,000,000	3,433,750
(Kaiser Permanente) Series A-2 5.00% 11/1/47	4,600,000	5,235,904
(Sutter Health) Series A 5.00% 11/15/38	760,000	811,460
Colorado Health Facilities Authority Revenue (AdventHealth Obligated Group) Series A 4.00% 11/15/46	7,000,000	6,624,240
(CommonSpirit Health) Series A-1 4.00% 8/1/38	1,000,000	965,470
Series A-2 5.00% 8/1/38	1,105,000	1,155,388
County of Hamilton, Ohio Hospital Facilities Revenue (Cincinnati Children’s Hospital Medical Center) Series CC 5.00% 11/15/49	3,540,000	4,025,971
Cuyahoga County, Ohio (The Metrohealth System) 5.00% 2/15/37	1,000,000	1,032,620
Escambia County, Florida Health Facilities Authority Revenue (Baptist Healthcare Obligated Group) Series A 4.00% 8/15/45	655,000	586,874
Series A 4.00% 8/15/50	1,950,000	1,726,764
Gainesville & Hall County, Georgia Hospital Authority Revenue (Northeast Georgia Health System Project) Series A 3.00% 2/15/51	515,000	361,844

Schedules of investments

Delaware Tax-Free USA Intermediate Fund

	Principal amount°	Value (US $)
Municipal Bonds (continued)
Healthcare Revenue Bonds (continued)
Glendale, Arizona Industrial Development Authority Revenue (Glencroft Retirement Community Project) 5.25% 11/15/46	875,000	$676,183
(Royal Oaks Inspirata Pointe Project) Series A 5.00% 5/15/41	500,000	496,360
(Royal Oaks Life Care Community) 4.00% 5/15/27	620,000	606,955
4.00% 5/15/30	1,385,000	1,312,551
(The Terraces of Phoenix Project) Series A 5.00% 7/1/48	875,000	769,072
Henrico County, Virginia Economic Development Authority Residential Care Facility Revenue (Westminster Canterbury Richmond) Series A 5.00% 10/1/42	650,000	698,308
Series A 5.00% 10/1/47	2,275,000	2,407,382
Illinois Finance Authority (NorthShore - Edward-Elmhurst Health Credit Group) Series A 5.00% 8/15/51	5,490,000	5,806,169
(The Admiral at the Lake Project) 5.50% 5/15/54	875,000	705,766
Iowa Finance Authority Senior Housing Revenue (PHS Council Bluffs, Inc. Project) 5.00% 8/1/33	500,000	471,430
Kalispell, Montana (Immanuel Lutheran Corporation Project) Series A 5.25% 5/15/32	435,000	438,567
Lancaster County, Pennsylvania Hospital Authority (University of Pennsylvania Health System Obligation) Series A 5.00% 8/15/33	2,430,000	2,598,666
Maricopa County, Arizona Industrial Development Authority Revenue (Banner Health Obligation Group) Series A 5.00% 1/1/32	3,000,000	3,216,510
(Christian Care Surprise, Inc. Project) 144A 5.75% 1/1/36 #	1,540,000	1,253,452
Maryland Health & Higher Educational Facilities Authority Revenue (Adventist Healthcare Obligated) Series A 5.50% 1/1/36	2,000,000	2,127,320

	Principal amount°	Value (US $)
Municipal Bonds (continued)
Healthcare Revenue Bonds (continued)
Monroe County, New York Industrial Development Revenue (Rochester Regional Health Project) Series D 3.00% 12/1/40	1,000,000	$714,080
Series D 4.00% 12/1/38	200,000	182,564
Moon, Pennsylvania Industrial Development Authority (Baptist Homes Society Obligation) 5.625% 7/1/30	2,440,000	2,375,828
National Finance Authority Revenue, New Hampshire (Springpoint Senior Living Project) 4.00% 1/1/51	1,330,000	1,134,942
(The Vista Project) Series A 144A 5.25% 7/1/39 #	1,000,000	936,210
New Hope, Texas Cultural Education Facilities Finance (Sanctuary LTC Project) Series A-1 5.50% 1/1/57	1,615,000	1,386,203
New Jersey Health Care Facilities Financing Authority (Virtua Health Issue) Series C 0.75% 7/1/43 (LOC – JPMorgan Chase Bank N.A.) •	200,000	200,000
New York State Dormitory Authority Revenue (Orange Regional Medical Center) 144A 5.00% 12/1/31 #	1,000,000	1,025,160
144A 5.00% 12/1/32 #	1,100,000	1,122,946
144A 5.00% 12/1/33 #	1,000,000	1,016,410
Northampton County, Philadelphia, Pennsylvania Industrial Development Authority Revenue (MorningStar Senior Living Project) 5.00% 7/1/32	1,275,000	1,274,962
Ohio State (Cleveland Clinic Health System Obligated Group) Series A 4.00% 1/1/39	1,500,000	1,470,675
Oklahoma Development Finance Authority Health System Revenue (OU Medicine Project) Series B 5.25% 8/15/43	2,790,000	2,594,867
Pennsylvania Economic Development Financing Authority First Mortgage Revenue (Tapestry Moon Senior Housing Project) Series A 144A 6.50% 12/1/38 #, ‡	1,000,000	380,000
Series A 144A 6.75% 12/1/53 #, ‡	875,000	332,500

Schedules of investments

Delaware Tax-Free USA Intermediate Fund

	Principal amount°	Value (US $)
Municipal Bonds (continued)
Healthcare Revenue Bonds (continued)
Prince George’s County, Maryland (Collington Episcopal Life Care Community) 5.00% 4/1/30	2,880,000	$2,817,706
Salem, Oregon Hospital Facility Authority Revenue (Capital Manor Project) 4.00% 5/15/40	1,450,000	1,293,458
Seminole County, Florida Industrial Development Authority (Legacy Pointe at UCF Project) Series A 5.25% 11/15/39	5,340,000	4,791,849
Series B-1 4.25% 11/15/26	3,000,000	2,820,000
Tempe, Arizona Industrial Development Authority (Mirabella at ASU Project) Series A 144A 6.00% 10/1/37 #	1,200,000	1,161,804
Washington State Housing Finance Commission (Heron’s Key Senior Living) Series A 144A 7.00% 7/1/45 #	800,000	828,856
		85,306,832
Lease Revenue Bonds — 8.24%
California Statewide Communities Development Authority Revenue (Lancer Plaza Project) 5.125% 11/1/23	185,000	186,206
Kansas City, Missouri Industrial Development Authority Revenue (Kansas City International Airport Terminal Modernization Project) Series B 5.00% 3/1/49 (AGM) (AMT)	6,880,000	7,102,155
Los Angeles County, California (Disney Concert Hall Parking) 5.00% 3/1/23	2,395,000	2,426,231
Metropolitan Pier & Exposition Authority, Illinois (McCormick Place Expansion Project) Series A 3.192% 12/15/56 (BAM) ^	12,000,000	2,279,640
Series A 4.00% 12/15/42	2,220,000	2,027,970
Series A 4.00% 12/15/42 (BAM)	2,520,000	2,407,684
Series A 4.00% 12/15/47	13,560,000	12,030,161
Series A 4.00% 6/15/50	1,695,000	1,487,498
Series A 4.00% 6/15/50 (BAM)	1,000,000	926,050
Series A 4.00% 6/15/52	1,350,000	1,173,919
Series A 4.00% 6/15/52 (BAM)	1,000,000	916,300

	Principal amount°	Value (US $)
Municipal Bonds (continued)
Lease Revenue Bonds (continued)
New Jersey State Economic Development Authority (NJ Transit Transportation Project) Series A 4.00% 11/1/38	1,000,000	$966,200
Series A 4.00% 11/1/39	1,000,000	961,930
New Jersey State Transportation Trust Fund Authority (Capital Appreciation) Series A 2.873% 12/15/39 (BAM) ^	25,290,000	11,846,089
(Highway Reimbursement) Series A 5.00% 6/15/30	2,415,000	2,588,880
(Transportation Program Bonds) Series BB 4.00% 6/15/46	5,000,000	4,585,550
(Transportation System Bonds) Series A 4.00% 6/15/35	1,810,000	1,773,365
Series A 5.00% 12/15/25	5,000,000	5,325,700
New York City, New York Transitional Finance Authority Building Aid Revenue Series S-1 5.00% 7/15/31	5,000,000	5,258,450
New York Liberty Development Revenue (4 World Trade Center Project) Series A 3.00% 11/15/51 (BAM)	1,000,000	733,650
(Port Authority Consolidated Bonds) Series 1WTC 2.75% 2/15/44	10,000,000	7,215,400
New York State Dormitory Authority Revenue (Health Facilities Improvement Program) Series 1 5.00% 1/15/28	750,000	840,278
Series 1 5.00% 1/15/29	3,100,000	3,462,793
Virginia College Building Authority Educational Facilities Revenue (21st Century College And Equipment Programs) Series A 5.00% 2/1/29	4,000,000	4,576,520
Virginia Public Building Public Facilities Authority Revenue Series A 4.00% 8/1/39	5,000,000	5,046,450
		88,145,069
Local General Obligation Bonds — 3.64%
Chicago, Illinois Series A 5.25% 1/1/29	640,000	654,144
Series A 5.50% 1/1/35	1,980,000	2,134,935
Series C 5.00% 1/1/26	1,280,000	1,351,411
Chicago, Illinois Board of Education 5.00% 4/1/35	825,000	857,785
5.00% 4/1/36	320,000	332,317

Schedules of investments

Delaware Tax-Free USA Intermediate Fund

	Principal amount°	Value (US $)
Municipal Bonds (continued)
Local General Obligation Bonds (continued)
Chicago, Illinois Board of Education (Dedicated Revenues) Series C 5.00% 12/1/34	2,160,000	$2,244,802
Series D 5.00% 12/1/31	2,160,000	2,253,031
Howard Country, Maryland Consolidated Public Improvement Project Series A 4.00% 8/15/35	2,065,000	2,169,055
Independent School District of Boise City, Ada & Boise Counties, Idaho Series 2019 5.00% 8/1/31	1,350,000	1,529,942
MIDA Golf and Equestrian Center Public Infrastructure District, Utah 144A 4.125% 6/1/36 #	1,790,000	1,533,636
144A 4.25% 6/1/41 #	2,210,000	1,834,941
New York City, New York Series A 4.00% 8/1/38	5,000,000	4,937,600
Series A 5.00% 8/1/47	3,500,000	3,753,995
Series E 5.00% 8/1/23	3,685,000	3,774,030
Series F-1 5.00% 6/1/34	5,000,000	5,267,750
San Francisco, California Bay Area Rapid Transit District (Election 2004) Series D 5.00% 8/1/31	4,000,000	4,301,360
		38,930,734
Pre-Refunded/Escrowed to Maturity Bonds — 3.96%
Atlanta, Georgia Water & Wastewater Revenue 5.00% 11/1/35-25 §	5,000,000	5,336,900
California State Department of Water Resources (Water System) Series AS 5.00% 12/1/29-24 §	15,000	15,851
Unrefunded Series AS 5.00% 12/1/29-24 §	2,680,000	2,839,353
Delaware River Port Authority Revenue 5.00% 1/1/30-24 §	400,000	413,976
Denton Independent School District, Texas (School Building) Series A 5.00% 8/15/40-25 (PSF) §	4,000,000	4,285,680
East Hempfield Township, Pennsylvania Industrial Development Authority (Student Services - Student Housing Project at Millersville University) 5.00% 7/1/39-24 §	875,000	913,728

	Principal amount°	Value (US $)
Municipal Bonds (continued)
Pre-Refunded/Escrowed to Maturity Bonds (continued)
East Hempfield Township, Pennsylvania Industrial Development Authority (Student Services - Student Housing Project at Millersville University) 5.00% 7/1/46-24 §	1,425,000	$1,488,070
Fort Worth, Texas Independent School District (School Building) 5.00% 2/15/27-24 (PSF) §	2,000,000	2,072,620
Golden State, California Tobacco Securitization Corporate Settlement Revenue (Asset-Backed Bonds) Series A-1 5.00% 6/1/26	850,000	931,481
(Asset-Backed Enhanced) Series A 5.00% 6/1/35-25 §	3,000,000	3,210,660
Louisiana State Highway Improvement Revenue Series A 5.00% 6/15/29-24 §	5,195,000	5,424,463
Pennsylvania State Turnpike Commission Revenue Series C 5.00% 12/1/43-23 §	4,555,000	4,700,532
Sacramento, California Water Revenue 5.00% 9/1/26-23 §	3,160,000	3,245,194
Southwestern Illinois Development Authority (Memorial Group) 7.125% 11/1/30-23 §	2,190,000	2,305,939
Texas State (Transportation Commission Highway Improvement) 5.00% 4/1/29-24 §	3,000,000	3,120,330
Virginia Commonwealth Transportation Board (Gans-Garvee) 5.00% 3/15/24-23 §	2,000,000	2,029,060
		42,333,837
Special Tax Revenue Bonds — 15.55%
Allentown, Pennsylvania Neighborhood Improvement Zone Development Authority Revenue (City Center Refunding Project) 144A 5.00% 5/1/42 #	3,150,000	3,207,393
Camden County, New Jersey Improvement Authority Revenue (County Capital Program) Series A 5.00% 1/15/40	5,000,000	5,214,000

Schedules of investments

Delaware Tax-Free USA Intermediate Fund

	Principal amount°	Value (US $)
Municipal Bonds (continued)
Special Tax Revenue Bonds (continued)
Celebration Pointe, Florida Community Development District 4.75% 5/1/24	200,000	$203,508
5.00% 5/1/34	830,000	838,117
Connecticut State Transportation Infrastructure Series B 5.00% 10/1/30	3,375,000	3,796,099
Dallas, Texas Convention Center Hotel Development Revenue Series A 5.00% 1/1/24	3,420,000	3,425,883
Series A 5.25% 1/1/23	5,375,000	5,385,750
Denver, Colorado Convention Center Hotel Authority (Senior) 5.00% 12/1/25	1,900,000	1,992,055
5.00% 12/1/26	2,500,000	2,653,950
5.00% 12/1/29	600,000	631,242
5.00% 12/1/31	900,000	936,738
5.00% 12/1/32	1,800,000	1,863,486
5.00% 12/1/34	1,500,000	1,539,765
5.00% 12/1/35	1,200,000	1,229,196
5.00% 12/1/36	900,000	920,358
GDB Debt Recovery Authority of Puerto Rico (Taxable) 7.50% 8/20/40	38,325,821	34,301,610
Harris County-Houston, Texas Sports Authority (Senior Lien) Series A 5.00% 11/15/30	1,805,000	1,869,276
Illinois State, Sales Tax Revenue (Junior Obligation) Series A 4.00% 6/15/31 (BAM)	2,500,000	2,603,400
Massachusetts School Building Authority Series C 5.00% 8/15/29	1,630,000	1,749,495
Matching Fund Special Purpose Securitization Corporation, US Virgin Islands Series A 5.00% 10/1/39	1,785,000	1,853,098
Metropolitan Transportation Authority Revenue, New York (Climate Bond Certified) Series B-2 5.00% 11/15/36	5,000,000	5,379,100
Miami-Dade County, Florida Special Obligation Revenue 3.505% 10/1/37 (BAM) ^	3,000,000	1,596,090

	Principal amount°	Value (US $)
Municipal Bonds (continued)
Special Tax Revenue Bonds (continued)
New York City, New York Transitional Finance Authority Building Aid Revenue Subordinate Subseries S-3A 5.00% 7/15/28	4,400,000	$4,920,960
New York City, New York Transitional Finance Authority Future Tax Secured Subseries A-1 5.00% 11/1/23	2,865,000	2,953,299
Subseries B-1 5.00% 8/1/42	5,000,000	5,175,750
Subseries C 5.00% 11/1/27	4,150,000	4,315,751
Subseries E-1 5.00% 2/1/35	5,000,000	5,383,650
New York State Dormitory Authority Revenue Series A 5.00% 3/15/31	1,000,000	1,054,180
New York State Urban Development Revenue (General Purpose) Series A 5.00% 3/15/37	2,290,000	2,492,482
Series B 5.00% 3/15/35	5,000,000	5,288,450
Orange County, California Local Transportation Authority Sales Tax Revenue 5.00% 2/15/39	2,000,000	2,206,400
Public Finance Authority, Wisconsin (American Dream @ Meadowlands Project) 144A 7.00% 12/1/50 #	1,010,000	904,546
Puerto Rico Sales Tax Financing Revenue (Capital Appreciation - Restructured) Series A-1 5.60% 7/1/46 ^	9,170,000	2,626,196
(Restructured) Series A-1 4.55% 7/1/40	6,015,000	6,014,940
Series A-1 4.75% 7/1/53	13,160,000	12,584,908
Series A-1 5.00% 7/1/58	6,215,000	6,029,171
Series A-1 6.01% 7/1/51 ^	33,441,000	7,131,628
Series A-2 4.329% 7/1/40	8,237,000	8,016,743
Series A-2 4.329% 7/1/40	4,516,000	4,395,242
Richmond Heights, Missouri Tax Increment & Transaction Sales Tax Revenue Refunding & Improvement (Francis Place Redevelopment Project) 5.625% 11/1/25	610,000	597,513
Wyandotte County, Kansas City, Kansas Unified Government Special Obligation Revenue (Sales Tax - Vacation Village Project Area 1 and 2A) Series 2015A 5.00% 9/1/27	1,055,000	997,830
		166,279,248

Schedules of investments

Delaware Tax-Free USA Intermediate Fund

	Principal amount°	Value (US $)
Municipal Bonds (continued)
State General Obligation Bonds — 15.55%
California State (School Facilities) 5.00% 11/1/30	5,000,000	$5,154,700
(Various Purpose) 4.00% 10/1/36	3,875,000	3,993,304
4.00% 10/1/37	2,000,000	2,054,160
5.00% 8/1/26	3,120,000	3,424,293
5.00% 10/1/26	2,500,000	2,753,575
5.00% 8/1/28	3,000,000	3,418,710
5.00% 9/1/30	1,715,000	1,878,542
5.00% 9/1/32	4,100,000	4,478,389
5.00% 9/1/32	1,400,000	1,645,140
5.00% 8/1/33	5,000,000	5,276,900
5.00% 9/1/35	8,000,000	8,643,360
5.00% 9/1/41	470,000	525,761
5.25% 9/1/30	5,000,000	5,146,050
Series C 5.00% 9/1/30	5,985,000	6,419,990
Commonwealth of Massachusetts Series A 5.00% 1/1/35	7,500,000	8,289,675
Series A 5.00% 7/1/37	5,000,000	5,269,400
Commonwealth of Puerto Rico 2.88% 11/1/43 •	29,611,037	15,286,698
(Restructured)
Series A-1 4.00% 7/1/33	2,794,921	2,618,869
Series A-1 4.00% 7/1/35	3,225,895	2,966,049
Series A-1 4.00% 7/1/37	1,582,817	1,418,347
Series A-1 4.00% 7/1/41	4,805,397	4,196,601
Series A-1 4.00% 7/1/46	845,647	718,132
Series A-1 4.364% 7/1/33 ^	1,555,526	885,234
Series A-1 5.75% 7/1/31	2,340,148	2,567,283
Connecticut State Series F 5.00% 9/15/27	2,790,000	3,111,352
District of Columbia Series C 5.00% 6/1/34	5,000,000	5,167,450
Hawaii State Series FW 4.00% 1/1/34	3,010,000	3,178,741
Illinois State 5.00% 1/1/28	1,630,000	1,708,305
5.00% 11/1/36	1,965,000	2,027,408
5.25% 2/1/30	2,410,000	2,469,551
5.25% 2/1/32	1,015,000	1,039,238

	Principal amount°	Value (US $)
Municipal Bonds (continued)
State General Obligation Bonds (continued)
Illinois State 5.50% 5/1/39	2,500,000	$2,716,100
Series A 4.00% 3/1/41	1,860,000	1,715,683
Series A 5.125% 12/1/29	4,440,000	4,745,516
Series B 4.00% 10/1/35	8,830,000	8,477,418
Series C 4.00% 10/1/37	1,710,000	1,620,003
Series C 4.00% 10/1/42	3,835,000	3,499,361
Series D 5.00% 11/1/25	1,220,000	1,278,767
(Rebuild Illinois Program) Series B 4.00% 11/1/33	2,000,000	1,955,820
Series B 4.00% 11/1/34	1,190,000	1,151,837
Series B 4.00% 11/1/35	2,200,000	2,110,526
Series B 4.00% 11/1/38	1,810,000	1,701,509
New Jersey State Series A 4.00% 6/1/31	3,440,000	3,673,817
Oregon State (Article XI-Q State Projects) Series A 5.00% 5/1/44	5,000,000	5,461,900
Washington State Series E 5.00% 7/1/31	3,000,000	3,163,080
Series R 4.00% 7/1/29	2,000,000	2,180,060
(Various Purpose) Series 2015-A-1 5.00% 8/1/30	3,000,000	3,133,920
		166,316,524
Transportation Revenue Bonds — 15.07%
Atlanta, Georgia Department of Aviation Series B 5.00% 7/1/32 (AMT)	1,000,000	1,110,200
Series B 5.00% 7/1/33 (AMT)	2,045,000	2,253,467
Bay Area, California Toll Authority (San Francisco Bay Area) Series S-7 4.00% 4/1/34	1,000,000	1,035,020
Chicago, Illinois Midway International Airport Series A 5.00% 1/1/28 (AMT)	1,905,000	1,952,187
Chicago, Illinois O’Hare International Airport Revenue Series A 5.00% 1/1/37 (AMT)	5,000,000	5,211,950
Series B 5.00% 1/1/32	1,000,000	1,045,780
Series B 5.00% 1/1/33	1,520,000	1,587,108
(General-Airport-Senior Lien) Series B 5.00% 1/1/36	2,500,000	2,705,675
Series B 5.00% 1/1/37	3,000,000	3,227,160

Schedules of investments

Delaware Tax-Free USA Intermediate Fund

	Principal amount°	Value (US $)
Municipal Bonds (continued)
Transportation Revenue Bonds (continued)
Denver City & County, Colorado Airport System Revenue Series A 4.00% 12/1/43 (AMT)	7,890,000	$7,407,448
Florida Development Finance Corporation Revenue (Brightline Florida Passenger Rail Expansion Project) Series A 144A 7.25% 7/1/57 (AMT) #, •	5,900,000	5,779,876
Foothill-Eastern, California Transportation Corridor Agency Toll Road Revenue (Senior Lien) Series A 4.00% 1/15/46	1,000,000	944,600
Lee County, Florida Airport Revenue 5.00% 10/1/33	4,305,000	4,533,294
Los Angeles, California Department of Airports Series A 5.00% 5/15/33 (AMT)	845,000	923,399
Metropolitan Transportation Authority Revenue, New York (Climate Bond Certified) Subseries A-2 4.00% 11/15/41	3,000,000	2,770,890
Metropolitan Washington, D.C. Airports Authority Dulles Toll Road Revenue (Dulles Metrorail and Capital Improvement Projects) Series B 4.00% 10/1/49	490,000	441,730
Miami-Dade County, Florida Aviation Revenue Series B 5.00% 10/1/37	5,700,000	5,904,915
New Jersey State Turnpike Authority Turnpike Revenue Series A 5.00% 1/1/33	1,770,000	1,911,812
Series E 5.00% 1/1/32	5,050,000	5,551,516
New Orleans, Louisiana Aviation Board (North Terminal Project) Series B 5.00% 1/1/32 (AGM) (AMT)	2,900,000	3,000,282
Series B 5.00% 1/1/33 (AGM) (AMT)	2,900,000	2,995,613
New York State Thruway Authority Series J 5.00% 1/1/27	5,705,000	5,870,901
Series J 5.00% 1/1/32	2,500,000	2,568,400
Series K 5.00% 1/1/31	5,000,000	5,238,200

	Principal amount°	Value (US $)
Municipal Bonds (continued)
Transportation Revenue Bonds (continued)
New York Transportation Development Special Facilities Revenue (Delta AirLines, Inc. - LaGuardia Airport Terminals C&D Redevelopment Project) 4.00% 10/1/30 (AMT)	1,950,000	$1,923,753
5.00% 1/1/33 (AMT)	790,000	815,991
5.00% 10/1/35 (AMT)	1,125,000	1,173,060
(Terminal 4 John F. Kennedy International Airport Project) 5.00% 12/1/36 (AMT)	3,000,000	3,162,600
Oklahoma State Turnpike Authority Revenue Series A 5.00% 1/1/42	5,000,000	5,294,950
Pennsylvania State Turnpike Commission Revenue Series A 5.00% 12/1/48	2,500,000	2,657,725
Series A-1 5.00% 12/1/40	1,400,000	1,453,690
Series A-1 5.00% 12/1/45	1,000,000	1,029,150
Series B 5.00% 12/1/45	5,000,000	5,175,350
Series C 5.00% 12/1/43	1,445,000	1,468,004
Subordinate Series A-1 5.00% 12/1/29	3,590,000	3,765,228
Phoenix, Arizona Civic Improvement Corporation Airport Revenue (Junior Lien) Series A 5.00% 7/1/33	3,355,000	3,539,391
Series B 5.00% 7/1/44 (AMT)	3,900,000	4,049,058
Port Authority of Guam Revenue (Governmental) Series A 5.00% 7/1/48	225,000	236,075
Port Authority of New York & New Jersey 5.00% 9/15/25 (AMT)	7,000,000	7,382,970
5.00% 10/15/29 (AMT)	3,105,000	3,250,904
(194th Series) 5.00% 10/15/32	2,500,000	2,678,725
Regional Transportation District (Denver Transit Partners Eagle P3 Project) Series A 4.00% 7/15/33	1,000,000	993,590
Salt Lake City, Utah Airport Revenue Series A 5.00% 7/1/36 (AMT)	10,000,000	10,513,300
Series A 5.00% 7/1/38 (AMT)	5,000,000	5,220,000
Series B 5.00% 7/1/31	500,000	543,150
Series B 5.00% 7/1/32	600,000	648,378
Series B 5.00% 7/1/33	1,000,000	1,077,140

Schedules of investments

Delaware Tax-Free USA Intermediate Fund

	Principal amount°	Value (US $)
Municipal Bonds (continued)
Transportation Revenue Bonds (continued)
San Diego County, California Regional Airport Authority Revenue Series B 4.00% 7/1/46 (AMT) (BAM)	2,260,000	$2,107,992
South Jersey Port, New Jersey (Subordinated Marine Terminal) Series B 5.00% 1/1/24 (AMT)	180,000	185,929
Series B 5.00% 1/1/25 (AMT)	390,000	403,455
Series B 5.00% 1/1/30 (AMT)	230,000	243,147
Series B 5.00% 1/1/32 (AMT)	215,000	225,372
Series B 5.00% 1/1/33 (AMT)	705,000	734,899
Series B 5.00% 1/1/34 (AMT)	880,000	912,217
Series B 5.00% 1/1/35 (AMT)	675,000	696,904
Series B 5.00% 1/1/36 (AMT)	660,000	678,823
Series B 5.00% 1/1/37 (AMT)	430,000	440,754
Texas Private Activity Bond Surface Transportation Corporate Senior Lien Revenue (NTE Mobility Partners Segments 3 LLC Segment 3A and 3B Facility) 7.00% 12/31/38 (AMT)	3,750,000	3,870,038
Wayne County, Michigan Airport Authority Series D 5.00% 12/1/45 (AGM)	6,300,000	6,593,454
		161,116,589
Water & Sewer Revenue Bonds — 2.18%
Broward County, Florida Water & Sewer Utility Revenue Series A 4.00% 10/1/45	2,640,000	2,559,031
Dominion, Colorado Water & Sanitation District 5.25% 12/1/27	395,000	403,477
Great Lakes, Michigan Water Authority Water Supply System Revenue (Senior Lien Bond) Series C 5.00% 7/1/31	3,000,000	3,236,520
New York City, New York Municipal Water Finance Authority Water & Sewer System Revenue (General Resolution) Series EE 5.00% 6/15/39	5,000,000	5,288,050
Sacramento County, California Sanitation Districts Financing Authority Revenue Series A 5.00% 12/1/50	2,500,000	2,741,450
San Antonio, Texas Water System Revenue Series A 5.00% 5/15/32	1,500,000	1,636,365
Series A 5.00% 5/15/33	2,250,000	2,445,862

	Principal amount°	Value (US $)
Municipal Bonds (continued)
Water & Sewer Revenue Bonds (continued)
Tampa, Florida Water & Wastewater System Revenue Series A 5.00% 10/1/52	4,500,000	$4,995,045
		23,305,800
Total Municipal Bonds (cost $1,058,357,086)		1,031,601,370

Short-Term Investments — 2.83%
Variable Rate Demand Notes — 2.83%¤
Arizona Health Facilities Authority Revenue (Banner Health) Series C 1.03% 1/1/46 (LOC - Bank of America, N.A.)	150,000	150,000
Los Angeles, California Department of Water & Power System Revenue Series A-2 0.80% 7/1/51 (SPA - TD Bank N.A.)	1,335,000	1,335,000
Series A-2 0.85% 7/1/51 (SPA - Royal Bank of Canada)	8,025,000	8,025,000
Series B4 0.85% 7/1/35 (SPA - Barclays Bank)	800,000	800,000
(Power System) Subordinate Series A-1 0.85% 7/1/50 (SPA - Royal Bank of Canada)	1,000,000	1,000,000
Minneapolis – St. Paul Housing & Redevelopment Authority Health Care Facilities Revenue (Allina Health System) Series B-2 1.03% 11/15/35 (LOC – JPMorgan Chase Bank N.A.)	2,900,000	2,900,000
Mississippi Business Finance Corporation Gulf Opportunity Zone Industrial Development Revenue (Chevron U.S.A. Inc. Project) Series L 1.00% 11/1/35	1,275,000	1,275,000
Mississippi Development Bank 1.00% 12/1/39	1,000,000	1,000,000
New York City Transitional Finance Authority Future Tax Secured Revenue Series B-3 1.08% 11/1/42 (SPA - Barclays Bank)	5,800,000	5,800,000
New York City, New York Fiscal 2019 Series D 1.08% 12/1/47 (SPA - Barclays Bank)	600,000	600,000
Series F-5 1.08% 6/1/44 (SPA - Barclays Bank)	1,700,000	1,700,000

Schedules of investments

Delaware Tax-Free USA Intermediate Fund

	Principal amount°	Value (US $)
Short-Term Investments (continued)
Variable Rate Demand Notes (continued)
New York City, New York Municipal Water Finance Authority Water & Sewer System Revenue Fiscal 2008 Series BB-5 1.03% 6/15/33 (SPA - Bank of America, N.A.)	1,680,000	$1,680,000
Subseries A-2 1.03% 6/15/44 (SPA - Mizuho Bank)	700,000	700,000
Oregon State Facilities Authority Revenue (PeaceHealth) Series B 1.02% 8/1/34 (LOC - TD Bank N.A.)	500,000	500,000
Phoenix, Arizona Industrial Development Authority (Mayo Clinic) Series B 0.98% 11/15/52 (SPA - Northern Trust)	1,450,000	1,450,000
University of Michigan Revenue (General Revenue) Series D-1 0.98% 12/1/24	1,300,000	1,300,000
Total Short-Term Investments (cost $30,215,000)		30,215,000
Total Value of Securities—99.31% (cost $1,088,572,086)		$1,061,816,370

°	Principal amount shown is stated in USD unless noted that the security is denominated in another currency.
#	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At August 31, 2022, the aggregate value of Rule 144A securities was $66,751,811, which represents 6.24% of the Fund’s net assets. See Note 10 in “Notes to financial statements.”
‡	Non-income producing security. Security is currently in default.
•	Variable rate investment. Rates reset periodically. Rate shown reflects the rate in effect at August 31, 2022. For securities based on a published reference rate and spread, the reference rate and spread are indicated in their descriptions. The reference rate descriptions (i.e. LIBOR03M, LIBOR06M, etc.) used in this report are identical for different securities, but the underlying reference rates may differ due to the timing of the reset period. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions, or for mortgage-backed securities, are impacted by the individual mortgages which are paying off over time. These securities do not indicate a reference rate and spread in their descriptions.
^	Zero-coupon security. The rate shown is the effective yield at the time of purchase.
§	Pre-refunded bonds. Municipal bonds that are generally backed or secured by US Treasury bonds. For pre-refunded bonds, the stated maturity is followed by the year in which the bond will be pre-refunded. See Note 10 in “Notes to financial statements.”

¤	Tax-exempt obligations that contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the unpaid principal balance plus accrued interest upon a short notice period (generally up to 30 days) prior to specified dates either from the issuer or by drawing on a bank letter of credit, a guarantee, or insurance issued with respect to such instrument. Each rate shown is as of August 31, 2022.

Summary of abbreviations:

AGM – Insured by Assured Guaranty Municipal Corporation

AMT – Subject to Alternative Minimum Tax

BAM – Insured by Build America Mutual Assurance

ICE – Intercontinental Exchange, Inc.

LIBOR – London Interbank Offered Rate

LIBOR03M – ICE LIBOR USD 3 Month

LIBOR06M – ICE LIBOR USD 6 Month

LLC – Limited Liability Corporation

LOC – Letter of Credit

N.A. – National Association

NATL – Insured by National Public Finance Guarantee Corporation

PSF – Guaranteed by Permanent School Fund

SPA – Stand-by Purchase Agreement

USD – US Dollar

See accompanying notes, which are an integral part of the financial statements.

Schedules of investments
Delaware National High-Yield Municipal Bond Fund	August 31, 2022

	Principal amount°	Value (US $)
Municipal Bonds — 97.86%
Corporate Revenue Bonds — 22.87%
Allegheny County, Pennsylvania Industrial Development Authority Revenue (Environmental Improvement - US Steel Corporation Project) 5.75% 8/1/42 (AMT)	2,000,000	$2,000,380
Arizona Industrial Development Authority Revenue (Legacy Cares, Inc. Project) Series A 144A 6.00% 7/1/51 #	1,190,000	1,082,722
Series A 144A 7.75% 7/1/50 #	20,330,000	21,649,620
Buckeye, Ohio Tobacco Settlement Financing Authority (Asset-Backed Senior) Series B-2 5.00% 6/1/55	64,020,000	60,977,129
(Senior) Series A-2 3.00% 6/1/48	1,775,000	1,316,660
Calhoun County Navigation Industrial Development Authority (Max Midstream Texas, LLC Project) Series A 144A 3.625% 7/1/26 (AMT) #	3,285,000	2,995,033
California County Tobacco Securitization Agency Settlement Revenue (Capital Appreciation Bond - Fresno County Tobacco Funding Corporation) 0.83% 6/1/55 ^	100,000,000	8,291,000
California Pollution Control Financing Authority Revenue (Calplant I Project)
144A 7.50% 7/1/32 (AMT) #, ‡	1,600,000	1,088,000
144A 8.00% 7/1/39 (AMT) #, ‡	5,250,000	3,150,000
Children’s Trust Fund, Puerto Rico (Asset-Backed) Series B 0.485% 5/15/57 ^	3,420,000	166,349
District of Columbia Tobacco Settlement Financing (Capital Appreciation-Asset-Backed) Series D 0.122% 6/15/55 ^	250,000,000	19,587,500
Erie, New York Tobacco Asset Securitization (Asset-Backed) Series A 144A 1.504% 6/1/60 #, ^	196,565,000	11,263,174
Florida Development Finance Corporation Surface Transportation Facility Revenue (Brightline Passenger Rail Project) Series B 144A 7.375% 1/1/49 (AMT) #	14,040,000	13,393,177

	Principal amount°	Value (US $)
Municipal Bonds (continued)
Corporate Revenue Bonds (continued)
Florida Development Finance Corporation Surface Transportation Facility Revenue (Virgin Trains USA Passenger Rail Project)
Series A 144A 6.25% 1/1/49 (AMT) #, •	4,000,000	$3,839,200
Series A 144A 6.50% 1/1/49 (AMT) #, •	8,905,000	8,087,076
George L Smith II Georgia World Congress Center Authority (Convention Center Hotel 2nd Tier) Series B 144A 5.00% 1/1/54 #	5,000,000	4,276,300
Golden State Tobacco Securitization Settlement Revenue, California Series B-2 0.558% 6/1/66 ^	57,500,000	6,799,950
Hoover, Alabama Industrial Development Board (United States Steel Corporation Project) 5.75% 10/1/49 (AMT)	10,250,000	10,672,197
Houston, Texas Airport System Revenue Series B-1 5.00% 7/15/35 (AMT)	3,000,000	2,999,820
(Special Facilities Continental Airlines, Inc. Terminal Improvements Projects) Series 2011 6.625% 7/15/38 (AMT)	2,000,000	2,004,660
(United Airlines Inc.) 5.00% 7/1/29 (AMT)	1,150,000	1,155,509
Indiana Finance Authority Exempt Facility Revenue (Polyflow Indiana Project - Green Bond) 144A 7.00% 3/1/39 (AMT) #	7,035,000	5,618,503
Inland, California Empire Tobacco Securitization (Capital Appreciation-Asset-Backed) Series E 144A 0.94% 6/1/57 #, ^	376,610,000	21,447,939
Series F 144A 1.271% 6/1/57 #, ^	238,790,000	11,395,059
Iowa Finance Authority (Iowa Fertilizer Company Project) 5.00% 12/1/50 •	6,185,000	6,344,202
Lower Alabama Gas District (Gas Project Revenue Bonds) Series A 5.00% 9/1/46	4,910,000	5,127,218
Main Street Natural Gas Project Revenue, Georgia Series A 4.00% 5/15/39	3,000,000	2,779,740
Series A 5.50% 9/15/23	40,000	40,900
Maine Finance Authority Revenue (Go Lab Madison, LLC Project) 144A 8.00% 12/1/51 (AMT) #	10,950,000	8,823,510

Schedules of investments

Delaware National High-Yield Municipal Bond Fund

	Principal amount°	Value (US $)
Municipal Bonds (continued)
Corporate Revenue Bonds (continued)
Maricopa County, Arizona Industrial Development Authority (Commercial Metals Company Project) 144A 4.00% 10/15/47 (AMT) #	3,750,000	$3,265,200
Michigan Finance Authority Limited Obligation Revenue Series B-2 4.97% 6/1/65 ^	10,000,000	1,025,100
Monroe, New York Tobacco Asset Securitization (4th Subordinate - Capital Appreciation - Asset-Backed) Series A 144A 0.186% 6/1/61 #, ^	487,500,000	18,734,625
Nevada State Department of Business & Industry (Green Fulcrum Sierra Biofuels Project) 144A 6.25% 12/15/37 (AMT) #	2,500,000	2,323,125
New Jersey Economic Development Authority Special Facility Revenue (Continental Airlines Project) 5.25% 9/15/29 (AMT)	4,000,000	4,044,360
Series B 5.625% 11/15/30 (AMT)	1,270,000	1,306,170
New Jersey Tobacco Settlement Financing Corporation Series B 5.00% 6/1/46	4,440,000	4,474,898
New York City, New York Industrial Development Agency (Queens Baseball Stadium Project) Series A 2.00% 1/1/38 (AGM)	500,000	351,070
New York Liberty Development Revenue (Goldman Sachs Headquarters) 5.25% 10/1/35	360,000	402,775
New York Transportation Development (American Airlines Inc. John F. Kennedy International Airport Project) 5.00% 12/1/37 (AMT)	2,455,000	2,583,838
5.375% 8/1/36 (AMT)	1,000,000	1,077,680
Pennsylvania Economic Development Financing Authority (National Gypsum) 5.50% 11/1/44 (AMT)	4,500,000	4,522,365
Port of Seattle, Washington Industrial Development Corporation Special Facilities Revenue (Delta Airlines) 5.00% 4/1/30 (AMT)	2,000,000	2,012,200

	Principal amount°	Value (US $)
Municipal Bonds (continued)
Corporate Revenue Bonds (continued)
Public Authority for Colorado Energy Natural Gas Revenue Series 28 6.50% 11/15/38	2,000,000	$2,440,460
Public Finance Authority Revenue, Wisconsin (Grand Hyatt San Antonio Hotel Acquisition Project) Series A 5.00% 2/1/62	6,235,000	6,402,846
Salt Verde, Arizona Financial Senior Gas Revenue 5.00% 12/1/37	9,250,000	9,767,537
5.25% 12/1/27	2,235,000	2,406,648
5.25% 12/1/28	1,050,000	1,138,190
5.50% 12/1/29	765,000	844,445
San Diego, California Tobacco Settlement Revenue Funding Series C 4.00% 6/1/32	575,000	568,566
Shoals, Indiana (National Gypsum Co. Project) 7.25% 11/1/43 (AMT)	1,860,000	1,901,273
St. James Parish, Louisiana (NuStar Logistics, LP Project) 144A 6.10% 6/1/38 #, •	1,000,000	1,106,350
144A 6.35% 7/1/40 #	3,600,000	3,991,500
Series B 144A 6.10% 12/1/40 #, •	1,630,000	1,803,351
Tennessee State Energy Acquisition Gas Revenue Series C 5.00% 2/1/27	2,940,000	3,090,557
Tobacco Securitization Authority of Southern California (Capital Appreciation-3rd Subordinate Lien) Series D 2.609% 6/1/46 ^	2,230,000	274,402
TSASC, New York Series A 5.00% 6/1/41	705,000	731,099
Tulsa, Oklahoma Municipal Airports Improvement Trust Revenue Series A 5.50% 6/1/35 (AMT)	2,000,000	2,026,160
Tuscaloosa County, Alabama Industrial Development Authority (Hunt Refining Project) Series A 144A 5.25% 5/1/44 #	9,870,000	9,034,011
Valparaiso, Indiana (Pratt Paper LLC Project) 7.00% 1/1/44 (AMT)	3,065,000	3,188,428

Schedules of investments

Delaware National High-Yield Municipal Bond Fund

	Principal amount°	Value (US $)
Municipal Bonds (continued)
Corporate Revenue Bonds (continued)
Virginia Tobacco Settlement Financing Corporation Series A-1 6.706% 6/1/46	7,870,000	$7,426,211
Series B-1 5.00% 6/1/47	2,000,000	2,000,020
Series C 2.949% 6/1/47 ^	95,170,000	23,512,700
Series D 2.20% 6/1/47 ^	179,085,000	42,779,825
Washington Economic Development Finance Authority Revenue (Columbia Pulp I, LLC Project) Series 2017A 144A 7.50% 1/1/32 (AMT) #, ‡	4,800,000	2,880,000
		423,810,512
Education Revenue Bonds — 15.38%
Arizona Industrial Development Authority Revenue (ACCEL Schools Project) Series A 144A 5.25% 8/1/48 #	3,200,000	3,159,648
(American Charter Schools Foundation Project) 144A 6.00% 7/1/37 #	1,205,000	1,277,770
144A 6.00% 7/1/47 #	4,735,000	4,971,513
(Basis Schools Projects) Series A 144A 5.125% 7/1/37 #	750,000	766,808
(Empower College Prep Project) 144A 6.00% 7/1/49 #	1,000,000	1,016,680
(Kaizen Education Foundation Project) 144A 5.80% 7/1/52 #	4,000,000	4,153,720
(Leman Academy Of Excellence Projects) Series A 4.50% 7/1/54	5,000,000	4,434,400
(Pinecrest Academy Nevada-Horizon, Inspirada) Series A 144A 5.75% 7/15/48 #	2,250,000	2,357,662
Arlington, Texas Higher Education Finance (KIPP Texas, Inc.) 3.00% 8/15/49 (PSF)	4,000,000	3,036,080
Build NYC Resource, New York 5.00% 11/1/39	1,000,000	1,003,790
(Inwood Academy for Leadership Charter School Project) Series A 144A 5.125% 5/1/38 #	575,000	590,151
Series A 144A 5.50% 5/1/48 #	1,500,000	1,549,170
(New Dawn Charter Schools Project) 144A 5.625% 2/1/39 #	1,290,000	1,314,136
144A 5.75% 2/1/49 #	2,700,000	2,742,390
Burbank, Illinois (Intercultural Montessori Language) 144A 6.25% 9/1/45 #	4,000,000	4,063,120

	Principal amount°	Value (US $)
Municipal Bonds (continued)
Education Revenue Bonds (continued)
California Community College Financing Authority Student Housing Revenue (Napa Valley College Project) Series A 144A 5.75% 7/1/60 #	8,250,000	$7,930,230
California Educational Facilities Authority Revenue (Stanford University) Series V-1 5.00% 5/1/49	24,445,000	29,000,815
Series V-2 2.25% 4/1/51	3,975,000	2,515,618
California Municipal Finance Authority Revenue (California Baptist University) Series A 144A 5.50% 11/1/45 #	4,000,000	4,172,760
(Julian Charter School Project) Series A 144A 5.625% 3/1/45 #	5,250,000	5,193,825
(Partnership Uplift Community Project) Series A 5.25% 8/1/42	1,700,000	1,667,003
California Public Finance Authority (Crossroads Christian School Project) 144A 5.00% 1/1/56 #	2,000,000	1,718,060
California School Finance Authority (Aspire Public Schools) Series A 144A 5.00% 8/1/35 #	585,000	597,630
Series A 144A 5.00% 8/1/40 #	605,000	614,952
(Encore Education Obligated Group) Series A 144A 5.00% 6/1/52 #	1,000,000	756,080
(Escuela Popular Project) 144A 6.50% 7/1/50 #	2,500,000	2,560,925
(John Adams Academies - Obligated Group) Series A 144A 5.125% 7/1/62 #	1,680,000	1,591,447
(New Designs Charter School) Series A 5.50% 6/1/42	1,750,000	1,751,242
(Sonoma County Junior College District Project) Series A 144A 4.00% 11/1/41 #	2,980,000	2,546,023
Series A 144A 4.00% 11/1/55 #	2,500,000	1,946,500
(View Park Elementary & Middle Schools) Series A 5.875% 10/1/44	1,000,000	1,029,370
Series A 6.00% 10/1/49	720,000	742,486
California Statewide Communities Development Authority Charter School Revenue (Green Dot Public Schools) Series A 7.25% 8/1/41	1,915,000	1,920,439

Schedules of investments

Delaware National High-Yield Municipal Bond Fund

	Principal amount°	Value (US $)
Municipal Bonds (continued)
Education Revenue Bonds (continued)
California Statewide Communities Development Authority Revenue (Lancer Educational Student Housing Project) Series A 144A 5.00% 6/1/46 #	1,500,000	$1,467,240
Capital Trust Agency, Florida (Pineapple Cove Classical Academy Inc. Project) Series A 144A 5.375% 7/1/54 #	6,000,000	5,967,780
(The Pepin Academies Inc. Project) Series A 5.75% 7/1/55	2,625,000	2,415,289
(University Bridge, LLC Student Housing Project) Series A 144A 5.25% 12/1/58 #	8,000,000	7,628,320
Chester County, Pennsylvania Industrial Development Authority Student Housing Revenue (West Chester University of Pennsylvania) Series A 5.00% 8/1/30	2,200,000	2,209,262
Colorado Educational & Cultural Facilities Authority Revenue (Charter School - Community Leadership Academy) 7.45% 8/1/48	2,000,000	2,057,560
(Charter School - Loveland Classical School) 144A 5.00% 7/1/46 #	1,500,000	1,431,585
(Global Village Academy - Northglenn Project) 144A 5.00% 12/1/40 #	1,110,000	1,029,592
144A 5.00% 12/1/55 #	1,720,000	1,493,183
(Skyview Charter School) 144A 5.375% 7/1/44 #	500,000	503,460
Florida Development Finance Corporation Surface Transportation Facility Revenue (Cornerstone Charter Academy Project) 144A 5.125% 10/1/52 #	4,110,000	4,005,236
144A 5.25% 10/1/56 #	1,900,000	1,849,935
(Mater Academy Projects) Series A 4.00% 6/15/52	1,145,000	980,647
Series A 5.00% 6/15/56	1,630,000	1,648,305
Hawaii State Department of Budget & Finance (Hawaii Pacific University) Series A 144A 6.875% 7/1/43 #	2,000,000	2,024,780
Henderson, Nevada Public Improvement Trust (Touro College & University System) Series A 5.50% 1/1/39	560,000	565,712

	Principal amount°	Value (US $)
Municipal Bonds (continued)
Education Revenue Bonds (continued)
Idaho Housing & Finance Association (Compass Public Charter School) Series A 144A 5.00% 7/1/54 #	860,000	$855,863
(Idaho Arts Charter School) 144A 5.00% 12/1/36 #	710,000	724,683
(North Star Charter School) Capital Appreciation Subordinate Series B 144A 4.88% 7/1/49 #, ^	2,888,155	527,261
Series A 6.75% 7/1/48	529,150	561,148
(Xavier Charter School Project) Series A 5.00% 6/1/50	1,000,000	1,004,410
Illinois Finance Authority Charter School Revenue (Chicago International Charter School Project) 5.00% 12/1/47	2,965,000	2,999,839
Illinois Finance Authority Revenue (Acero Charter Schools) 144A 4.00% 10/1/42 #	2,245,000	1,947,987
(Rogers Park Montessori) 6.00% 2/1/34	675,000	688,034
6.125% 2/1/45	1,800,000	1,828,674
Illinois Finance Authority Student Housing & Academic Facility Revenue (University of Illinois at Chicago Project) Series A 5.00% 2/15/47	3,640,000	3,496,002
Kent County, Delaware Student Housing and Dining Facilities Revenue (Delaware State University Project) Series A 5.00% 7/1/58	1,250,000	1,152,525
Louisiana Public Facilities Authority Revenue (Jefferson Rise Charter School Project) Series A 144A 6.25% 6/1/52 #	1,000,000	1,004,550
Series A 144A 6.375% 6/1/62 #	1,330,000	1,331,144
(Lake Charles Charter Academy Foundation Project) 8.00% 12/15/41	1,500,000	1,503,405
(Lincoln Preparatory School Project) Series A 144A 5.25% 6/1/60 #	2,000,000	1,744,700
Series A 144A 6.375% 6/1/52 #	1,000,000	1,009,540
Series A 144A 6.50% 6/1/62 #	2,000,000	2,012,980

Schedules of investments

Delaware National High-Yield Municipal Bond Fund

	Principal amount°	Value (US $)
Municipal Bonds (continued)
Education Revenue Bonds (continued)
Macomb County, Michigan State Public School Academy Revenue (Academy Of Warren) Series A 144A 5.50% 5/1/50 #	1,810,000	$1,540,002
Macon-Bibb County, Georgia Urban Development Authority Revenue (Academy for Classical Education) Series A 144A 5.875% 6/15/47 #	1,680,000	1,712,390
Series A 144A 6.00% 6/15/52 #	1,530,000	1,567,470
Massachusetts Development Finance Agency Revenue Series V 5.00% 7/1/55	9,500,000	11,028,455
Miami-Dade County, Florida Industrial Development Authority (Youth Co-Op Charter School) Series A 144A 5.75% 9/15/35 #	1,000,000	1,019,730
Series A 144A 6.00% 9/15/45 #	1,000,000	1,018,370
Michigan Finance Authority Limited Obligation Revenue (Landmark Academy Project) 5.00% 6/1/45	2,000,000	1,817,860
(Public School Academy Old Redford) Series A 6.50% 12/1/40	900,000	899,874
Nevada State Department of Business & Industry (Somerset Academy) Series A 144A 5.00% 12/15/35 #	1,595,000	1,614,220
Series A 144A 5.125% 12/15/45 #	2,515,000	2,540,150
New Jersey State Higher Education Student Assistance Authority Student Loan Revenue Series 1B 5.75% 12/1/39 (AMT)	1,250,000	1,256,950
New York State Dormitory Authority (Columbia University) Series A 5.00% 10/1/50	1,965,000	2,326,776
Philadelphia, Pennsylvania Authority for Industrial Development Revenue (1st Philadelphia Preparatory) Series A 7.25% 6/15/43	1,230,000	1,302,939
(Tacony Academy Charter School Project) 7.00% 6/15/43	1,540,000	1,579,732

	Principal amount°	Value (US $)
Municipal Bonds (continued)
Education Revenue Bonds (continued)
Phoenix, Arizona Industrial Development Authority Education Revenue (Basic Schools Project) Series 2015A 144A 5.00% 7/1/46 #	4,000,000	$4,019,600
Series 2016A 144A 5.00% 7/1/45 #	2,000,000	2,010,860
(Downtown Phoenix Student Housing, LLC-Arizona State University Project) Series A 5.00% 7/1/42	1,000,000	1,008,480
(Eagle College Preparatory Project) Series A 5.00% 7/1/43	450,000	449,969
Pima County, Arizona Industrial Development Authority Education Revenue (American Leadership Academy Project) 144A 4.00% 6/15/57 #	500,000	381,120
144A 4.00% 6/15/57 #	4,000,000	3,048,960
(Career Success Schools Project) 144A 5.50% 5/1/40 #	500,000	484,585
144A 5.75% 5/1/50 #	2,530,000	2,461,513
(Edkey Charter Schools Project) 144A 5.00% 7/1/49 #	2,500,000	2,372,050
144A 5.00% 7/1/55 #	2,500,000	2,324,575
Pottsboro, Texas Higher Education Finance Authority Revenue Series A 5.00% 8/15/36	755,000	754,977
Series A 5.00% 8/15/46	1,000,000	967,430
Public Finance Authority Revenue, Wisconsin (Goodwill Industries of Southern Nevada Project) Series A 5.50% 12/1/38	2,572,956	2,260,522
Series A 5.75% 12/1/48	2,576,272	2,186,430
(Minnesota College of Osteopathic Medicine) Series A-1 144A 5.50% 12/1/48 #, ‡	125,529	38,914
Subordinate Series B 144A 7.75% 12/1/48 #, •	2,500,000	25,000
(Wilson Preparatory Academy) Series A 144A 4.125% 6/15/29 #	435,000	434,082
Series A 144A 5.00% 6/15/39 #	500,000	509,975
Series A 144A 5.00% 6/15/49 #	1,100,000	1,113,519
South Carolina Jobs-Economic Development Authority Educational Facilities Revenue (Green Charter Schools Project) Series A 144A 4.00% 6/1/36 #	1,000,000	889,440
Series A 144A 4.00% 6/1/46 #	1,150,000	941,218
Series A 144A 4.00% 6/1/56 #	1,530,000	1,171,842

Schedules of investments

Delaware National High-Yield Municipal Bond Fund

	Principal amount°	Value (US $)
Municipal Bonds (continued)
Education Revenue Bonds (continued)
South Carolina Jobs-Economic Development Authority Educational Facilities Revenue (High Point Academy Project) Series A 144A 5.75% 6/15/49 #	5,000,000	$5,215,050
St. Louis, Missouri Industrial Development Authority Tax Increment Revenue Improvement (Confluence Academy Project) Series A 144A 5.625% 6/15/53 #	4,805,000	4,591,706
St. Paul, Minnesota Housing & Redevelopment Authority Charter School Lease Revenue (Academia Cesar Chavez School Project) Series A 5.25% 7/1/50	2,560,000	2,288,845
University of Texas System Board of Regents Series B 5.00% 8/15/49	25,425,000	29,909,461
University of Virginia Series A 2.18% 11/1/51	10,000,000	6,046,700
Upper Dauphin Industrial Development Authority (Pennsylvania Steam Academy Charter School Project) Series A 144A 6.25% 7/1/57 #	2,400,000	2,372,856
Utah State Charter School Finance Authority Revenue (Leadership Learning Academy Project) Series A 144A 5.00% 6/15/39 #	1,000,000	979,900
Series A 144A 5.00% 6/15/50 #	2,200,000	2,067,912
Wisconsin Public Finance Authority Revenue (Pine Lake Preparatory) 144A 5.50% 3/1/45 #	3,460,000	3,496,987
Yonkers, New York Economic Development Corporation Education Revenue (Lamartine/Warburton LLC - Charter School of Educational Excellence Project) Series A 5.00% 10/15/54	465,000	442,178
		284,854,648
Electric Revenue Bonds — 4.02%
Build NYC Resource, New York (Brooklyn Navy Yard Cogeneration Partners, L.P. Project) 144A 5.25% 12/31/33 (AMT) #	4,520,000	4,268,598
Guam Power Authority Revenue Series A 5.00% 10/1/41	2,350,000	2,464,774
Series A 5.00% 10/1/42	2,000,000	2,091,420
Series A 5.00% 10/1/43	2,650,000	2,763,420

	Principal amount°	Value (US $)
Municipal Bonds (continued)
Electric Revenue Bonds (continued)
Guam Power Authority Revenue Series A 5.00% 10/1/44	5,000,000	$5,202,150
Puerto Rico Electric Power Authority Revenue Series A 5.00% 7/1/42 ‡	8,615,000	6,999,687
Series A 5.05% 7/1/42 ‡	4,590,000	3,717,900
Series A 6.75% 7/1/36 ‡	1,500,000	1,267,500
Series AAA 5.25% 7/1/25 ‡	925,000	751,563
Series AAA 5.25% 7/1/26 ‡	1,030,000	836,875
Series AAA 5.25% 7/1/27 ‡	5,330,000	4,330,625
Series AAA 5.25% 7/1/28 ‡	1,205,000	979,063
Series CCC 5.25% 7/1/27 ‡	5,525,000	4,489,062
Series TT 5.00% 7/1/37 ‡	1,500,000	1,218,750
Series WW 5.00% 7/1/28 ‡	3,405,000	2,766,563
Series WW 5.25% 7/1/25 ‡	1,530,000	1,243,125
Series WW 5.25% 7/1/33 ‡	830,000	674,375
Series WW 5.50% 7/1/38 ‡	9,325,000	7,611,531
Series XX 4.75% 7/1/26 ‡	920,000	744,050
Series XX 5.25% 7/1/40 ‡	9,795,000	7,958,437
Series XX 5.75% 7/1/36 ‡	5,840,000	4,788,800
Series ZZ 4.75% 7/1/27 ‡	760,000	614,650
Series ZZ 5.25% 7/1/24 ‡	1,275,000	1,035,938
Series ZZ 5.25% 7/1/26 ‡	7,005,000	5,691,562
		74,510,418
Healthcare Revenue Bonds — 16.35%
Apple Valley, Minnesota (Senior Living, LLC Project 2nd Tier) Series B 5.00% 1/1/47	2,375,000	1,472,049
Series B 5.25% 1/1/37	420,000	307,511
(Senior Living, LLC Project 4th Tier) Series D 7.25% 1/1/52	7,410,000	4,879,930
Arizona Industrial Development Authority Revenue (Great Lakes Senior Living Communities LLC Project 1st Tier) Series A 5.00% 1/1/54	2,595,000	1,751,080
(Great Lakes Senior Living Communities LLC Project 2nd Tier) Series B 5.00% 1/1/49	975,000	618,257
Series B 5.125% 1/1/54	1,130,000	707,561

Schedules of investments

Delaware National High-Yield Municipal Bond Fund

	Principal amount°	Value (US $)
Municipal Bonds (continued)
Healthcare Revenue Bonds (continued)
Arizona Industrial Development Authority Revenue (Great Lakes Senior Living Communities LLC Project 3rd Tier) Series C 144A 5.00% 1/1/49 #	1,000,000	$582,890
(Great Lakes Senior Living Communities LLC Project 4th Tier) Series D 144A 7.25% 1/1/54 #	2,500,000	1,590,175
Berks County, Pennsylvania Industrial Development Authority Revenue (Tower Health Project) 5.00% 11/1/50	5,105,000	3,830,945
Birmingham, Alabama Special Care Facilities Financing Authority (Methodist Home for the Aging) 5.50% 6/1/30	1,850,000	1,817,829
5.75% 6/1/35	1,500,000	1,474,605
5.75% 6/1/45	2,500,000	2,369,325
6.00% 6/1/50	2,650,000	2,552,771
California Educational Facilities Authority Revenue (Stanford University) Series V-2 5.00% 4/1/51	1,000,000	1,189,860
California Health Facilities Financing Authority Revenue (Kaiser Permanente) Series A-2 5.00% 11/1/47	4,870,000	5,543,229
California Municipal Finance Authority Revenue (Community Health System Project) Series A 3.00% 2/1/46 (AGM)	10,000,000	7,875,700
(Goodwill Industry Sacramento Valley and Northern Nevada Project) 5.25% 1/1/45	1,295,000	1,060,566
Series A 144A 6.625% 1/1/32 #	500,000	500,020
Series A 144A 6.875% 1/1/42 #	1,500,000	1,491,300
(Northbay Healthcare Group) Series A 5.25% 11/1/47	500,000	508,505
California Statewide Communities Development Authority Revenue (Loma Linda University Medical Center) Series A 144A 5.50% 12/1/58 #	5,000,000	5,060,050
Camden County, New Jersey Improvement Authority Revenue (Cooper Health System Obligation Group) 5.75% 2/15/42	2,050,000	2,069,414

	Principal amount°	Value (US $)
Municipal Bonds (continued)
Healthcare Revenue Bonds (continued)
Capital Trust Agency, Florida (Elim Senior Housing Inc. Project) 144A 5.875% 8/1/52 #	2,500,000	$1,844,175
Clackamas County, Oregon Hospital Facility Authority (Rose Villa Project) Series A 5.25% 11/15/50	1,000,000	958,770
Series A 5.375% 11/15/55	1,000,000	967,610
Colorado Health Facilities Authority Revenue (Aberdeen Ridge) Series A 5.00% 5/15/58	500,000	414,115
(American Baptist) 8.00% 8/1/43	2,500,000	2,562,525
(Capella of Grand Junction Project) 144A 5.00% 12/1/54 #	1,985,000	1,372,230
(Mental Health Center Denver Project) Series A 5.75% 2/1/44	500,000	509,620
(Sunny Vista Living Center) Series A 144A 5.50% 12/1/30 #	750,000	646,403
Series A 144A 5.75% 12/1/35 #	1,150,000	944,909
Series A 144A 6.125% 12/1/45 #	1,200,000	940,968
Series A 144A 6.25% 12/1/50 #	560,000	436,184
Cuyahoga County, Ohio Hospital Revenue (The Metrohealth System) 5.25% 2/15/47	4,000,000	4,119,280
5.50% 2/15/52	4,655,000	4,830,680
5.50% 2/15/57	6,365,000	6,592,230
Decatur, Texas Hospital Authority Revenue (Wise Regional Health System) Series C 4.00% 9/1/29	491,000	494,913
Series C 4.00% 9/1/34	987,000	923,506
Series C 4.00% 9/1/44	2,036,000	1,707,064
Glendale, Arizona Industrial Development Authority Revenue (Glencroft Retirement Community Project) 5.00% 11/15/36	830,000	677,587
5.25% 11/15/51	1,350,000	1,014,930
Guilderland, New York Industrial Development Agency Series A 144A 5.875% 1/1/52 #, ‡	6,000,000	4,500,000
Hawaii State Department of Budget & Finance Special Purpose Senior Living Revenue (Kahala Nui) 5.25% 11/15/37	1,000,000	1,004,640

Schedules of investments

Delaware National High-Yield Municipal Bond Fund

	Principal amount°	Value (US $)
Municipal Bonds (continued)
Healthcare Revenue Bonds (continued)
Henrico County, Virginia Economic Development Authority Residential Care Facility Revenue (Westminster Cantebury Richmond) Series A 5.00% 10/1/52	2,025,000	$2,117,401
Hospital Facilities Authority of Multnomah County, Oregon (Mirabella at South Waterfront) 5.50% 10/1/49	2,400,000	2,420,952
Idaho Health Facilities Authority Revenue (St. Luke’s Health System Project) Series A 3.00% 3/1/51	6,430,000	4,670,302
Series A 4.00% 3/1/51	2,000,000	1,842,420
Series A 5.00% 3/1/33	485,000	520,939
(Valley Vista Care Corporation) Series A 5.00% 11/15/32	455,000	417,030
Illinois Finance Authority Revenue (The Admiral at the Lake Project) 5.25% 5/15/42	900,000	747,990
5.25% 5/15/54	5,910,000	4,580,309
5.50% 5/15/54	3,375,000	2,722,241
Illinois Housing Development Authority (Stonebridge of Gurnee Project) Series A 144A 5.45% 1/1/46 #	2,500,000	1,952,650
Series A 144A 5.60% 1/1/56 #	2,630,000	1,995,171
Iowa Finance Authority (PHS Council Bluffs Project) 5.125% 8/1/48	1,750,000	1,473,272
5.25% 8/1/55	2,500,000	2,092,275
Kalispell, Montana (Immanuel Lutheran Corporation Project) Series A 5.25% 5/15/47	1,400,000	1,347,402
Kentucky Economic Development Finance Authority Healthcare Revenue (Rosedale Green Project) 5.50% 11/15/35	1,310,000	1,249,570
5.75% 11/15/45	3,000,000	2,799,870
5.75% 11/15/50	1,600,000	1,468,704
Kirkwood, Missouri Industrial Development Authority (Aberdeen Heights) Series A 5.25% 5/15/50	5,000,000	4,508,450

	Principal amount°	Value (US $)
Municipal Bonds (continued)
Healthcare Revenue Bonds (continued)
Lake County, Florida Retirement Facility Revenue (Lakeside At Waterman Village Project) Series A 5.75% 8/15/50	2,500,000	$2,345,075
Series A 5.75% 8/15/55	1,500,000	1,382,055
Louisiana Local Government Environmental Facilities & Community Development Authority Revenue (The Glen Retirement System Project) Series A 5.00% 1/1/49	3,500,000	2,646,105
Series A 5.00% 1/1/55	2,635,000	1,921,574
Maricopa County, Arizona Industrial Development Authority (Christian Care Surprise Project) Series 2016 144A 6.00% 1/1/48 #	5,645,000	4,236,685
Michigan State Strategic Fund Limited Revenue (Evangelical Homes) 5.50% 6/1/47	2,750,000	2,642,035
Montgomery County, Pennsylvania Industrial Development Authority Revenue (Whitemarsh Continuing Care) 5.25% 1/1/40	1,550,000	1,559,657
5.375% 1/1/50	6,250,000	6,275,937
Series A 5.375% 1/1/51	2,000,000	2,014,020
Moon, Pennsylvania Industrial Development Authority (Baptist Homes Society Obligation) 6.125% 7/1/50	8,500,000	7,835,980
National Finance Authority Revenue, New Hampshire (The Vista Project) Series A 144A 5.25% 7/1/39 #	1,515,000	1,418,358
Series A 144A 5.625% 7/1/46 #	1,000,000	955,120
Series A 144A 5.75% 7/1/54 #	2,000,000	1,910,080
New Hope, Texas Cultural Education Facilities Finance (Army Retirement Residence Foundation Project) 6.00% 7/15/57	6,000,000	6,006,900
(Buckingham Senior Living Community, Inc. Project) Series A-1 7.50% 11/15/37	120,000	103,727
Series A-2 7.50% 11/15/36	745,000	666,730
Series B 2.00% 11/15/61 ~, •	3,027,491	1,588,161
(Cardinal Bay - Village on the Park) Series A1 5.00% 7/1/46 ‡	660,000	488,400
Series A1 5.00% 7/1/51 ‡	1,575,000	1,165,500

Schedules of investments

Delaware National High-Yield Municipal Bond Fund

	Principal amount°	Value (US $)
Municipal Bonds (continued)
Healthcare Revenue Bonds (continued)
New Hope, Texas Cultural Education Facilities Finance (Cardinal Bay - Village on the Park) Series B 4.00% 7/1/31	635,000	$349,250
Series B 4.75% 7/1/51	1,915,000	1,053,250
Series C 5.00% 7/1/31	250,000	125,000
Series C 5.25% 7/1/36	350,000	175,000
Series C 5.75% 7/1/51	2,250,000	1,125,000
Series D 6.00% 7/1/26	90,000	40,500
Series D 7.00% 7/1/51	1,350,000	607,500
(Legacy Midtown Park Project) Series A 5.50% 7/1/54	5,000,000	4,242,600
(Sanctuary LTC Project) Series A-1 5.50% 1/1/57	8,830,000	7,579,054
(The Outlook at Windhaven Project) Series A 6.75% 10/1/52	1,000,000	1,008,640
Series A 6.875% 10/1/57	6,500,000	6,558,175
New Jersey Economic Development Authority (Black Horse EHT Urban Renewal LLC Project) Series A 144A 5.00% 10/1/39 #	3,125,000	2,642,656
(Lions Gate Project) 5.25% 1/1/44	2,000,000	1,920,520
New Jersey Health Care Facilities Financing Authority Revenue (St. Peters University Hospital) 6.25% 7/1/35	2,700,000	2,704,941
New Mexico Hospital Equipment Loan Council (Gerald Champion Regional Medical Center Project) Series A 5.50% 7/1/42	4,750,000	4,757,790
New York State Dormitory Authority (Garnet Health Medical Center) 144A 5.00% 12/1/40 #	1,100,000	1,103,520
New York State Thruway Authority Series B 3.00% 1/1/53 (BAM)	3,410,000	2,537,892
North Carolina Medical Care Commission Health Care Facilities Revenue (Novant Health Obligated Group) Series A 3.125% 11/1/49	5,000,000	3,897,100

	Principal amount°	Value (US $)
Municipal Bonds (continued)
Healthcare Revenue Bonds (continued)
Northampton County, Pennsylvania Industrial Development Authority Revenue (Morningstar Senior Living) 5.00% 7/1/36	2,000,000	$1,955,740
5.00% 11/1/49	1,830,000	1,726,184
Orange County, New York Funding Corporation Assisted Living Residence Revenue 6.50% 1/1/46	3,600,000	3,076,272
Payne County, Oklahoma Economic Development Authority (Epworth Living at the Ranch) Series A 7.00% 11/1/51 ‡	961,600	2,404
Pennsylvania Economic Development Financing Authority (Tapestry Moon Senior Housing Project) Series 2018A 144A 6.75% 12/1/53 #, ‡	10,495,000	3,988,100
Prince George’s County, Maryland (Collington Episcopal Life Care Community) 5.25% 4/1/47	2,000,000	1,832,320
Public Finance Authority, Wisconsin (Bancroft Neurohealth Project) Series A 144A 5.00% 6/1/36 #	960,000	965,779
Series A 144A 5.125% 6/1/48 #	1,375,000	1,375,578
Rochester, Minnesota (The Homestead at Rochester) Series A 6.875% 12/1/48	2,500,000	2,549,050
Seminole County, Florida Industrial Development Authority Revenue (Legacy Pointe at UCF Project) Series A 5.50% 11/15/49	2,000,000	1,773,900
Series A 5.75% 11/15/54	6,000,000	5,447,460
Shelby County, Tennessee Health Educational & Housing Facilities Board Revenue (The Farms at Bailey Station Project) 5.75% 10/1/59	3,670,000	3,401,172
Southeastern Ohio Port Authority (Memorial Health Systems) 5.00% 12/1/43	805,000	788,683
5.50% 12/1/43	1,250,000	1,265,475

Schedules of investments

Delaware National High-Yield Municipal Bond Fund

	Principal amount°	Value (US $)
Municipal Bonds (continued)
Healthcare Revenue Bonds (continued)
St. Louis County, Missouri Industrial Development Authority (Nazareth Living Center Project) Series A 5.00% 8/15/35	600,000	$588,216
Series A 5.125% 8/15/45	1,800,000	1,686,672
Tarrant County, Texas Cultural Education Facilities Finance (Buckner Senior Living - Ventana Project) Series A 6.75% 11/15/47	2,250,000	2,329,132
Series A 6.75% 11/15/52	3,300,000	3,409,230
Tempe, Arizona Industrial Development Authority Revenue (Mirabella at ASU Project) Series A 144A 6.125% 10/1/47 #	2,150,000	2,045,661
Series A 144A 6.125% 10/1/52 #	2,570,000	2,420,657
University of North Carolina Board of Governors 5.00% 2/1/49	19,355,000	22,276,444
Washington State Housing Finance Commission (Heron’s Key) Series A 144A 7.00% 7/1/45 #	1,000,000	1,036,070
Series A 144A 7.00% 7/1/50 #	3,625,000	3,750,969
Westchester County, New York Local Development (Purchase Senior Learning Community, Inc. Project) Series A 144A 5.00% 7/1/56 #	4,250,000	3,526,140
Westminster, Maryland (Lutheran Village Millers Grant) Series A 5.00% 7/1/24	625,000	636,019
Series A 6.00% 7/1/34	1,000,000	1,026,170
Series A 6.125% 7/1/39	750,000	769,267
Series A 6.25% 7/1/44	2,500,000	2,563,900
Wisconsin Health & Educational Facilities Authority (Covenant Communities Project) Series B 5.00% 7/1/48	1,000,000	797,580
Series B 5.00% 7/1/53	945,000	731,553
Series C 7.00% 7/1/43	1,000,000	670,510
Series C 7.50% 7/1/53	1,000,000	683,950
(St. Camillus Health System) Series A 5.00% 11/1/46	2,000,000	1,805,260
Series A 5.00% 11/1/54	2,500,000	2,196,650

	Principal amount°	Value (US $)
Municipal Bonds (continued)
Healthcare Revenue Bonds (continued)
Woodbury, Minnesota Housing & Redevelopment Authority Revenue (St. Therese of Woodbury) 5.125% 12/1/44	1,250,000	$1,133,588
Yamhill County, Oregon Hospital Authority (Friendsview) Series A 5.00% 11/15/51	100,000	86,782
Series A 5.00% 11/15/56	1,500,000	1,281,045
		302,832,928
Housing Revenue Bond — 0.04%
Independent Cities Finance Authority, California Series A 5.25% 5/15/44	750,000	762,803
		762,803
Lease Revenue Bonds — 2.64%
Baltimore, Maryland Special Obligation Subordinate Revenue (Harbor Point Project) 144A 5.00% 6/1/51 #	1,000,000	1,007,780
California Statewide Communities Development Authority Revenue (Lancer Plaza Project) 5.875% 11/1/43	1,875,000	1,905,263
Industrial Development Authority of Phoenix, Arizona 5.125% 2/1/34	1,000,000	972,570
5.375% 2/1/41	1,300,000	1,274,702
Metropolitan Pier & Exposition Authority, Illinois (McCormick Place Expansion Project) Series A 4.00% 6/15/52	6,980,000	6,069,599
Series A 5.00% 6/15/50	4,135,000	4,221,339
Series A 5.00% 6/15/57	3,975,000	4,048,537
New Jersey Transportation Trust Fund Authority Series AA 4.00% 6/15/50	2,945,000	2,665,254
(Transportation Program) Series AA 5.00% 6/15/25	1,000,000	1,055,710
Series AA 5.00% 6/15/44	2,900,000	2,958,203
New York Liberty Development Revenue (4 World Trade Center Project) Series A 3.00% 11/15/51	5,750,000	4,098,715
(Class 1 - 3 World Trade Center Project) 144A 5.00% 11/15/44 #	4,000,000	3,869,480

Schedules of investments

Delaware National High-Yield Municipal Bond Fund

	Principal amount°	Value (US $)
Municipal Bonds (continued)
Lease Revenue Bonds (continued)
New York Liberty Development Revenue (Class 3-3 World Trade Center Project) 144A 7.25% 11/15/44 #	14,500,000	$14,780,140
		48,927,292
Local General Obligation Bonds — 2.88%
Chicago, Illinois Series 2005D 5.50% 1/1/37	2,280,000	2,359,869
Series 2005D 5.50% 1/1/40	3,000,000	3,096,930
Series 2007E 5.50% 1/1/42	1,900,000	1,958,406
Series 2007F 5.50% 1/1/42	1,250,000	1,288,425
Series A 5.50% 1/1/49	770,000	811,518
Series C 5.00% 1/1/26	500,000	527,895
Chicago, Illinois Board of Education Series A 144A 7.00% 12/1/46 #	2,500,000	2,815,950
Series G 5.00% 12/1/44	2,545,000	2,606,564
Series H 5.00% 12/1/46	4,225,000	4,319,217
(Dedicated Revenues) Series A 5.00% 12/1/42	7,690,000	7,650,627
Galveston, Texas Independent School District Unlimited Tax Building 4.00% 2/1/47 (PSF)	7,500,000	7,196,325
Maricopa County, Arizona Special Health Care District Series D 4.00% 7/1/35	3,000,000	3,108,060
MIDA Golf and Equestrian Center Public Infrastructure District, Utah 144A 4.50% 6/1/51 #	4,835,000	3,853,302
144A 4.625% 6/1/57 #	4,690,000	3,696,095
New York City, New York Series D-1 5.25% 5/1/42	6,425,000	7,127,124
Verve, Colorado Metropolitan District No. 1 5.00% 12/1/51	1,000,000	919,490
		53,335,797
Pre-Refunded/Escrowed to Maturity Bonds — 2.30%
Alachua County, Florida Health Facilities Authority (Oak Hammock University) Series A 8.00% 10/1/46-22 §	1,500,000	1,536,495
Blythe Township, Pennsylvania Solid Waste Authority Revenue 7.75% 12/1/37-27 (AMT) §	2,900,000	3,452,972

	Principal amount°	Value (US $)
Municipal Bonds (continued)
Pre-Refunded/Escrowed to Maturity Bonds (continued)
Capital Trust Agency, Florida (River City Education Services Project) Series A 5.375% 2/1/35-22 §	870,000	$897,805
Series A 5.625% 2/1/45-22 §	1,500,000	1,549,485
District of Columbia Revenue (KIPP Charter School) 6.00% 7/1/48-23 §	1,450,000	1,491,760
East Hempfield Township, Pennsylvania Industrial Development Authority (Student Services Income - Student Housing Project) 5.00% 7/1/30-23 §	1,000,000	1,020,380
Florida Development Finance (UF Health - Jacksonville Project) Series A 6.00% 2/1/33-23 §	490,000	505,925
Foothill-Eastern Transportation Corridor Agency, California Series A 6.00% 1/15/49-24 §	7,690,000	8,067,348
Kanawha, West Virginia (West Virginia University Foundation Project) 144A 6.75% 7/1/45-23 #, §	2,500,000	2,586,250
Kentucky Public Transportation Infrastructure Authority (1st Tier - Downtown Crossing) Series A 5.75% 7/1/49-23 §	1,800,000	1,837,224
Series A 6.00% 7/1/53-23 §	1,290,000	1,319,090
Nampa, Idaho Development Corporation Revenue 144A 5.00% 9/1/31-24 #, §	2,940,000	3,151,239
New Jersey Economic Development Authority Special Facility Revenue Series WW 5.25% 6/15/30-25 §	5,000,000	5,378,200
Philadelphia, Pennsylvania Authority for Industrial Development Revenue (New Foundation Charter School Project) 6.625% 12/15/41-22 §	1,000,000	1,012,140
Phoenix, Arizona Industrial Development Authority Education Revenue (Choice Academies Project) 5.375% 9/1/32	1,000,000	1,000,000
5.625% 9/1/42	600,000	600,000

Schedules of investments

Delaware National High-Yield Municipal Bond Fund

	Principal amount°	Value (US $)
Municipal Bonds (continued)
Pre-Refunded/Escrowed to Maturity Bonds (continued)
Riverside County, California Transportation Senior Lien Series A 5.75% 6/1/48-23 §	1,000,000	$1,025,970
Southwestern Illinois Development Authority Revenue (Memorial Group) 7.125% 11/1/30-23 §	1,420,000	1,495,175
7.125% 11/1/43-23 §	2,500,000	2,632,350
Wisconsin Public Finance Authority (Rose Villa Project) Series A 144A 5.75% 11/15/44-24 #, §	2,000,000	2,023,260
		42,583,068
Resource Recovery Revenue Bonds — 0.59%
Brazoria County, Texas Industrial Development Solid Waste Disposal Facilities Revenue (Aleon Renewable Metals, LLC Project) 144A 10.00% 6/1/42 (AMT) #, •	3,000,000	2,941,950
South Carolina Jobs-Economic Development Authority Educational Facilities Revenue (Last Step Recycling Project) Series A 144A 6.50% 6/1/51 (AMT) #	1,500,000	1,204,485
Union County, New Jersey Improvement Authority (Aries Linden, LLC Project) 144A 6.75% 12/1/41 (AMT) #	7,800,000	6,814,782
		10,961,217
Special Tax Revenue Bonds — 13.31%
Allentown, Pennsylvania Neighborhood Improvement Zone Development Authority Revenue (City Center Project) 144A 5.25% 5/1/42 #	6,530,000	6,777,291
Arkansas Steel Development Finance Authority Environmental Improvement Revenue (United States Steel Corporation Project) 144A 5.45% 9/1/52 (AMT) #	2,000,000	1,979,580
Celebration Pointe, Florida Community Development District No 1 5.125% 5/1/45	1,915,000	1,926,528
Cherry Hill, Virginia Community Development Authority (Potomac Shores Project) 144A 5.15% 3/1/35 #	1,000,000	1,007,900
144A 5.40% 3/1/45 #	2,000,000	2,013,420

	Principal amount°	Value (US $)
Municipal Bonds (continued)
Special Tax Revenue Bonds (continued)
City & County of San Francisco, California Special Tax District No 2020-1 Series B 144A 5.25% 9/1/49 #	1,000,000	$778,820
Commonwealth of Puerto Rico 2.281% 11/1/51 •	14,610,305	6,665,952
Conley Road Transportation Development District, Missouri 5.375% 5/1/47	6,655,000	6,490,222
Detroit, Michigan Series A 4.613% 6/15/15 ‡	4,587,545	4,358,168
Series A 4.813% 6/15/20 ‡	4,496,435	4,271,614
(Taxable) Series B 2.169% 6/15/34 ‡	4,640,163	4,048,542
Fountain Urban Renewal Authority, Colorado (Improvement - South Academy Highland) Series A 5.50% 11/1/44	3,750,000	3,669,788
GDB Debt Recovery Authority of Puerto Rico 7.50% 8/20/40	64,710,685	57,916,063
Glen Cove, New York Local Economic Assistance (Garvies Point Public Improvement Project) Series A 5.00% 1/1/56	2,000,000	1,816,760
Guam Government Business Privilege Tax Revenue Series F 4.00% 1/1/42	2,500,000	2,217,275
Henderson, Nevada Local Improvement Districts (Black Mountain Ranch) 3.00% 9/1/36	300,000	235,671
3.50% 9/1/45	720,000	549,446
4.00% 9/1/51	500,000	413,250
Hickory Chase Community Authority Revenue, Ohio (Hickory Chase Project) Senior Series A 144A 5.00% 12/1/40 #	1,390,000	1,304,974
Juban Crossing Economic Development District, Louisiana (General Infrastructure Projects) Series C 144A 7.00% 9/15/44 #	3,010,000	2,674,927
(Road Projects) Series A 144A 7.00% 9/15/44 #	1,910,000	1,697,379
Maricopa County, Arizona Industrial Development Authority (Choice Academies, Inc. Project) Series AZ 144A 5.75% 9/1/45 #	5,000,000	4,987,300

Schedules of investments

Delaware National High-Yield Municipal Bond Fund

	Principal amount°	Value (US $)
Municipal Bonds (continued)
Special Tax Revenue Bonds (continued)
Matching Fund Special Purpose Securitization Corporation, US Virgin Islands Series A 5.00% 10/1/39	2,655,000	$2,756,288
Midtown Miami, Florida Community Development District (Parking Garage Project) Series A 5.00% 5/1/37	500,000	501,260
Mobile, Alabama Improvement District (McGowin Park Project) Series A 5.25% 8/1/30	1,000,000	968,840
Series A 5.50% 8/1/35	1,300,000	1,240,499
New York State Thruway Authority Series A-1 3.00% 3/15/50	3,640,000	2,829,372
Series A-1 4.00% 3/15/56	2,380,000	2,204,737
Northampton County, Pennsylvania Industrial Development Authority (Route 33 Project) 7.00% 7/1/32	1,955,000	1,997,130
Prairie Center Metropolitan District No 3, Colorado Series A 144A 5.00% 12/15/41 #	2,000,000	1,960,080
Public Finance Authority Revenue, Wisconsin (American Dream @ Meadowlands Project) 144A 7.00% 12/1/50 #	5,065,000	4,536,163
(Mclemore Hotel & Conference Center) Series B 144A 6.50% 6/1/56 #	1,000,000	796,610
(Mclemore Hotel And Conference Center) Series A 144A 4.50% 6/1/56 #	13,000,000	9,666,150
(Shining Rock Classical Academy) Series A 6.00% 6/15/52	1,000,000	963,670
Series A 6.125% 6/15/57	1,000,000	965,760
Puerto Rico Sales Tax Financing Revenue (Capital Appreciation-Restructured) Series A-1 5.896% 7/1/46 ^	27,790,000	7,958,778
(Restructured) Series A-1 0.115% 7/1/51 ^	38,879,000	8,291,336
Series A-1 4.75% 7/1/53	49,755,000	47,580,706
Series A-1 5.00% 7/1/58	12,910,000	12,523,991
Series A-2 4.536% 7/1/53	1,022,000	943,255
Series A-2 4.784% 7/1/58	9,337,000	8,731,029
Series B-1 4.75% 7/1/53	135,000	129,100

	Principal amount°	Value (US $)
Municipal Bonds (continued)
Special Tax Revenue Bonds (continued)
Richmond Heights, Missouri Tax Increment & Transaction Sales Tax Revenue Improvement (Francis Place Redevelopment Project) 5.625% 11/1/25	730,000	$715,057
San Francisco, California Bay Area Rapid Transit District Sales Tax Revenue Series A 3.00% 7/1/44	2,000,000	1,644,020
St. Louis County, Missouri Industrial Development Authority (Manchester Ballas Community) Series A 144A 5.00% 9/1/38 #	1,050,000	980,836
Series A 144A 5.25% 9/1/45 #	3,540,000	3,244,056
St. Louis, Missouri Industrial Development Authority Tax Increment Revenue Improvement (Grand Center Redevelopment Project) 6.375% 12/1/25	340,000	340,160
Wyandotte County, Kansas City, Kansas Unified Government Special Obligation Revenue (Sales Tax Vacation Village Project) Series A 6.00% 9/1/35	4,690,000	4,323,992
		246,593,745
State General Obligation Bonds — 11.25%
California State 4.00% 10/1/36	5,055,000	5,209,329
(Various Purpose) 5.00% 8/1/27	5,000,000	5,481,750
5.00% 9/1/41	2,660,000	2,975,582
5.00% 4/1/42	3,000,000	3,360,330
Commonwealth of Massachusetts Series B 5.00% 1/1/32	5,000,000	5,527,700
Series D 4.00% 11/1/35	5,000,000	5,200,600
Commonwealth of Puerto Rico 2.901% 11/1/43 •	104,373,519	53,882,829
(Restructured) Series A-1 4.00% 7/1/33	7,423,065	6,955,486
Series A-1 4.00% 7/1/35	6,672,344	6,134,887
Series A-1 4.00% 7/1/37	5,759,631	5,161,148
Series A-1 4.00% 7/1/41	12,825,028	11,200,225
Series A-1 4.00% 7/1/46	9,198,364	7,811,343
Series A-1 4.364% 7/1/33 ^	8,703,005	4,952,793
Series A-1 5.625% 7/1/27	8,192,346	8,693,718

Schedules of investments

Delaware National High-Yield Municipal Bond Fund

	Principal amount°	Value (US $)
Municipal Bonds (continued)
State General Obligation Bonds (continued)
Commonwealth of Puerto Rico (Restructured) Series A-1 5.625% 7/1/29	8,059,441	$8,680,179
Series A-1 5.75% 7/1/31	7,828,068	8,587,860
Georgia State Series A 4.00% 7/1/38	3,500,000	3,628,660
Illinois State 5.00% 1/1/28	1,190,000	1,247,168
5.00% 11/1/36	2,245,000	2,316,301
5.00% 2/1/39	2,180,000	2,217,714
5.50% 5/1/39	6,000,000	6,518,640
Series A 5.00% 12/1/34	2,625,000	2,737,324
Series A 5.00% 4/1/38	2,805,000	2,824,691
Series A 5.125% 12/1/29	1,310,000	1,400,141
Series A 5.50% 3/1/42	4,400,000	4,833,312
Series A 5.50% 3/1/47	5,200,000	5,656,924
Series B 3.00% 12/1/41	2,605,000	2,028,592
Series D 5.00% 11/1/28	4,700,000	5,018,707
(Rebuild Illinois Program) Series B 4.00% 11/1/35	2,000,000	1,918,660
Series B 4.00% 11/1/39	1,225,000	1,143,819
New Jersey State Series A 4.00% 6/1/31	2,080,000	2,221,378
Ohio State (Infrastructure Improvement) Series A 5.00% 9/1/32	5,000,000	5,607,400
Washington State (Various Purpose) Series C 5.00% 2/1/46	6,635,000	7,309,182
		208,444,372
Transportation Revenue Bonds — 3.25%
Atlanta, Georgia Airport Revenue Series B 5.00% 7/1/52 (AMT)	2,000,000	2,095,900
Florida Development Finance (Brightline Florida Passenger Rail Expansion Project) Series A 144A 7.25% 7/1/57 (AMT) #, •	5,000,000	4,898,200
Georgia Ports Authority 4.00% 7/1/52	4,000,000	3,803,560
Long Beach, California Marina Revenue 5.00% 5/15/40	1,000,000	1,018,100

	Principal amount°	Value (US $)
Municipal Bonds (continued)
Transportation Revenue Bonds (continued)
Metropolitan Transportation Authority Revenue, New York Subordinate Series C-1 5.25% 11/15/55	5,000,000	$5,202,500
New York Transportation Development (Delta Airlines Inc. LaGuardia Airport Terminals C & D Redevelopment Project) 4.375% 10/1/45 (AMT)	10,200,000	9,464,580
5.00% 10/1/40 (AMT)	3,400,000	3,502,102
(Terminal 4 - John F. Kennedy International Airport Project) 5.00% 12/1/40 (AMT)	5,000,000	5,202,700
Phoenix, Arizona Civic Improvement (Junior Lien) Series A 5.00% 7/1/40	30,000	31,398
Port Beaumont, Texas Navigation District Dock & Wharf Facility Revenue (Jefferson Gulf Coast Energy Project) Series A 144A 2.875% 1/1/41 (AMT) #	1,750,000	1,228,413
Port of Seattle, Washington Intermediate Lien Revenue Series B 4.00% 8/1/47 (AMT)	2,250,000	2,081,587
Series B 5.50% 8/1/47 (AMT)	3,000,000	3,307,680
San Diego County, California Regional Airport Authority Series B 4.00% 7/1/56 (AMT)	3,000,000	2,695,740
South Jersey Port, New Jersey (Subordinated Marine Terminal Revenue) Series A 5.00% 1/1/49	1,110,000	1,140,259
Series B 5.00% 1/1/48 (AMT)	2,000,000	2,018,460
Texas Private Activity Bond Surface Transportation Corporate Senior Lien (NTE Mobility Partners Segments 3 LLC Segment 3C Project) 5.00% 6/30/58 (AMT)	9,075,000	9,178,818
(NTE Mobility) 6.75% 6/30/43 (AMT)	1,905,000	1,958,531
7.00% 12/31/38 (AMT)	1,335,000	1,377,733
		60,206,261
Water & Sewer Revenue Bonds — 2.98%
Chicago, Illinois Waterworks Revenue (2nd Lien) 5.00% 11/1/26	180,000	191,752

Schedules of investments

Delaware National High-Yield Municipal Bond Fund

	Principal amount°	Value (US $)
Municipal Bonds (continued)
Water & Sewer Revenue Bonds (continued)
Chicago, Illinois Waterworks Revenue (2nd Lien) 5.00% 11/1/28	30,000	$31,807
Dominion, Colorado Water & Sanitation District Revenue 6.00% 12/1/46	3,865,000	3,948,290
Jefferson County, Alabama Sewer Revenue (Senior Lien-Warrants) Series A 5.50% 10/1/53 (AGM)	2,500,000	2,616,400
(Sub Lien-Warrants) Series D 6.50% 10/1/53	14,000,000	15,170,120
Series D 7.00% 10/1/51	5,000,000	5,444,250
King County, Washington Sewer Revenue Series A 4.00% 1/1/52	5,000,000	4,878,850
Tampa, Florida Water & Wastewater System Revenue Series A 5.25% 10/1/57	15,000,000	17,071,950
Texas Water Development Board (Master Trust) Series B 5.00% 4/15/31	5,240,000	5,923,401
		55,276,820
Total Municipal Bonds (cost $1,871,606,218)		1,813,099,881

Short-Term Investments — 1.43%
Variable Rate Demand Notes — 1.43%¤
Los Angeles, California Department of Water & Power Revenue (Power System) Subordinate Series A-1 0.85% 7/1/50 (SPA - Royal Bank of Canada)	5,900,000	5,900,000
Mississippi Business Finance Corporation Gulf Opportunity Zone Industrial Development Revenue (Chevron U.S.A. Inc. Project) Series G 1.00% 11/1/35	6,000,000	6,000,000
New York City, New York Fiscal 2018 Subordinate Series B-4 1.08% 10/1/46 (SPA - Barclays Bank)	1,000,000	1,000,000
New York City, New York Municipal Water Finance Authority Water & Sewer System Revenue 1.05% 6/15/48 (SPA - Mizuho Bank)	4,120,000	4,120,000
Subordinate Series A-2 1.03% 6/15/44 (SPA - Mizuho Bank)	3,350,000	3,350,000

	Principal amount°	Value (US $)
Short-Term Investments (continued)
Variable Rate Demand Notes (continued)
New York City, New York Transitional Finance Authority Future Tax Secured Subordinate Series C-4 1.08% 11/1/44 (SPA - Barclays Bank)	6,100,000	$6,100,000
Total Short-Term Investments (cost $26,470,000)		26,470,000
Total Value of Securities—99.29% (cost $1,898,076,218)		$1,839,569,881

°	Principal amount shown is stated in USD unless noted that the security is denominated in another currency.
#	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At August 31, 2022, the aggregate value of Rule 144A securities was $468,140,398, which represents 25.27% of the Fund’s net assets. See Note 10 in “Notes to financial statements.”
^	Zero-coupon security. The rate shown is the effective yield at the time of purchase.
‡	Non-income producing security. Security is currently in default.
•	Variable rate investment. Rates reset periodically. Rate shown reflects the rate in effect at August 31, 2022. For securities based on a published reference rate and spread, the reference rate and spread are indicated in their descriptions. The reference rate descriptions (i.e. LIBOR03M, LIBOR06M, etc.) used in this report are identical for different securities, but the underlying reference rates may differ due to the timing of the reset period. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions, or for mortgage-backed securities, are impacted by the individual mortgages which are paying off over time. These securities do not indicate a reference rate and spread in their descriptions.
~	Step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Stated rate in effect at August 31, 2022.
§	Pre-refunded bonds. Municipal bonds that are generally backed or secured by US Treasury bonds. For pre-refunded bonds, the stated maturity is followed by the year in which the bond will be pre-refunded. See Note 10 in “Notes to financial statements.”
¤	Tax-exempt obligations that contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the unpaid principal balance plus accrued interest upon a short notice period (generally up to 30 days) prior to specified dates either from the issuer or by drawing on a bank letter of credit, a guarantee, or insurance issued with respect to such instrument. Each rate shown is as of August 31, 2022.

Summary of abbreviations:

AGM – Insured by Assured Guaranty Municipal Corporation

Schedules of investments

Delaware National High-Yield Municipal Bond Fund

AMT – Subject to Alternative Minimum Tax

BAM – Insured by Build America Mutual Assurance

ICE – Intercontinental Exchange, Inc.

KIPP – Knowledge is Power Program

L.P. – Limited Partnership

LIBOR – London Interbank Offered Rate

LIBOR03M – ICE LIBOR USD 3 Month

LIBOR06M – ICE LIBOR USD 6 Month

LLC – Limited Liability Corporation

PSF – Guaranteed by Permanent School Fund

SPA – Stand-by Purchase Agreement

USD – US Dollar

See accompanying notes, which are an integral part of the financial statements.

Statements of assets and liabilities	August 31, 2022

	Delaware Tax-Free USA Fund	Delaware Tax-Free USA Intermediate Fund	Delaware National High-Yield Municipal Bond Fund
Assets:
Investments, at value*	$903,846,700	$1,061,816,370	$1,839,569,881
Cash	906,400	1,134	1,808,272
Interest receivable	9,021,077	10,425,612	18,195,586
Receivable for fund shares sold	4,368,975	3,841,462	3,933,249
Prepaid expenses	236,239	191,218	123,533
Receivable for securities sold	—	—	482,345
Other assets	7,207	8,545	12,693
Total Assets	918,386,598	1,076,284,341	1,864,125,559
Liabilities:
Payable for fund shares redeemed	4,531,682	4,902,558	5,908,154
Distribution payable	616,431	380,110	924,688
Investment management fees payable to affiliates	321,794	322,067	773,189
Other accrued expenses	320,118	366,695	604,510
Distribution fees payable to affiliates	123,342	103,999	95,851
Administration expenses payable to affiliates	40,083	46,557	64,880
Payable for securities purchased	—	932,799	3,000,000
Total Liabilities	5,953,450	7,054,785	11,371,272
Total Net Assets	$912,433,148	$1,069,229,556	$1,852,754,287

Net Assets Consist of:
Paid-in capital	$975,395,737	$1,137,430,522	$1,951,671,983
Total distributable earnings (loss)	(62,962,589)	(68,200,966)	(98,917,696)
Total Net Assets	$912,433,148	$1,069,229,556	$1,852,754,287

Statements of assets and liabilities

	Delaware Tax-Free USA Fund	Delaware Tax-Free USA Intermediate Fund	Delaware National High-Yield Municipal Bond Fund
Net Asset Value

Class A:
Net assets	$534,749,171	$452,771,562	$261,838,712
Shares of beneficial interest outstanding, unlimited authorization, no par	50,903,007	41,140,618	25,297,303
Net asset value per share	$10.51	$11.01	$10.35
Sales charge	4.50%	2.75%	4.50%
Offering price per share, equal to net asset value per share / (1 - sales charge)	$11.01	$11.32	$10.84

Class C:
Net assets	$8,365,971	$6,872,009	$46,410,496
Shares of beneficial interest outstanding, unlimited authorization, no par	796,209	625,000	4,466,320
Net asset value per share	$10.51	$11.00	$10.39

Institutional Class:
Net assets	$369,318,006	$609,585,985	$1,544,505,079
Shares of beneficial interest outstanding, unlimited authorization, no par	34,873,704	54,870,526	147,852,563
Net asset value per share	$10.59	$11.11	$10.45

*Investments, at cost	$930,898,459	$1,088,572,086	$1,898,076,218

See accompanying notes, which are an integral part of the financial statements.

Statements of operations	Year ended August 31, 2022

	Delaware Tax-Free USA Fund	Delaware Tax-Free USA Intermediate Fund	Delaware National High-Yield Municipal Bond Fund
Investment Income:
Interest	$36,210,764	$41,530,224	$85,598,755

Expenses:
Management fees	5,214,499	5,700,711	8,795,702
Distribution expenses — Class A	1,837,676	1,277,376	629,426
Distribution expenses — Class C	96,647	74,256	530,236
Dividend disbursing and transfer agent fees and expenses	869,122	1,037,888	1,590,668
Accounting and administration expenses	186,553	212,556	294,809
Reports and statements to shareholders expenses	80,957	85,570	134,281
Legal fees	43,119	47,214	68,696
Audit and tax fees	41,179	41,179	41,179
Trustees’ fees and expenses	35,808	42,408	61,615
Custodian fees	32,042	36,945	49,631
Registration fees	17,561	23,188	26,633
Other	136,105	150,058	188,810
	8,591,268	8,729,349	12,411,686
Less expenses waived	(1,128,184)	(1,458,619)	(522,852)
Less waived distribution expenses — Class A	—	(181,110)	—
Less expenses paid indirectly	(600)	(523)	(100)
Total operating expenses	7,462,484	7,089,097	11,888,734
Net Investment Income (Loss)	28,748,280	34,441,127	73,710,021

Statements of operations

	Delaware Tax-Free USA Fund	Delaware Tax-Free USA Intermediate Fund	Delaware National High-Yield Municipal Bond Fund
Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	$(33,959,143)	$(38,294,341)	$(42,953,091)
Redemptions in-kind*	1,632,187	—	—
Net realized gain (loss)	(32,326,956)	(38,294,341)	(42,953,091)
Net change in unrealized appreciation (depreciation) on investments	(135,309,676)	(127,905,368)	(225,036,921)
Net Realized and Unrealized Gain (Loss)	(167,636,632)	(166,199,709)	(267,990,012)
Net Increase (Decrease) in Net Assets Resulting from Operations	$(138,888,352)	$(131,758,582)	$(194,279,991)

*	See Note 12 in “Notes to financial statements”

See accompanying notes, which are an integral part of the financial statements.

Statements of changes in net assets

Delaware Tax-Free USA Fund

	Year ended
	8/31/22	8/31/21
Increase (Decrease) in Net Assets from Operations:
Net investment income (loss)	$28,748,280	$27,277,440
Net realized gain (loss)	(32,326,956)	14,002,171
Net change in unrealized appreciation (depreciation)	(135,309,676)	36,359,907
Net increase (decrease) in net assets resulting from operations	(138,888,352)	77,639,518

Dividends and Distributions to Shareholders from:
Distributable earnings:
Class A	(31,900,298)	(25,318,469)
Class C	(346,866)	(280,251)
Institutional Class	(11,084,625)	(6,065,860)
	(43,331,789)	(31,664,580)

Capital Share Transactions:
Proceeds from shares sold:
Class A	253,814,461	235,612,013
Class C	3,778,437	3,297,954
Institutional Class	339,475,248	109,204,466
Net assets from merger:[1]
Class A	—	328,299,539
Institutional Class	—	5,996,641
Net asset value of shares issued upon reinvestment of dividends and distributions:
Class A	29,634,976	23,552,498
Class C	338,804	270,943
Institutional Class	9,707,948	5,567,596
	636,749,874	711,801,650

Statements of changes in net assets

Delaware Tax-Free USA Fund

	Year ended
	8/31/22	8/31/21
Capital Share Transactions (continued):
Cost of shares redeemed:
Class A	$(558,816,551)	$(159,410,262)
Class C	(3,819,203)	(5,008,138)
Institutional Class	(142,795,609)	(55,273,658)
	(705,431,363)	(219,692,058)
Increase (decrease) in net assets derived from capital share transactions	(68,681,489)	492,109,592
Net Increase (Decrease) in Net Assets	(250,901,630)	538,084,530

Net Assets:
Beginning of year	1,163,334,778	625,250,248
End of year	$912,433,148	$1,163,334,778

[1]	See Note 7 in the “Notes to financial statements.”

See accompanying notes, which are an integral part of the financial statements.

Statements of changes in net assets

Delaware Tax-Free USA Intermediate Fund

	Year ended
	8/31/22	8/31/21
Increase (Decrease) in Net Assets from Operations:
Net investment income (loss)	$34,441,127	$26,916,399
Net realized gain (loss)	(38,294,341)	3,589,481
Net change in unrealized appreciation (depreciation)	(127,905,368)	23,578,495
Net increase (decrease) in net assets resulting from operations	(131,758,582)	54,084,375

Dividends and Distributions to Shareholders from:
Distributable earnings:
Class A	(14,242,426)	(11,854,316)
Class C	(149,437)	(178,774)
Institutional Class	(20,049,264)	(14,883,309)
	(34,441,127)	(26,916,399)

Capital Share Transactions:
Proceeds from shares sold:
Class A	45,547,114	36,876,504
Class C	2,873,486	1,380,348
Institutional Class	521,335,408	234,730,547
Net assets from merger:[1]
Class A	—	470,834,974
Institutional Class	—	18,475,967

Net asset value of shares issued upon reinvestment of dividends and distributions:
Class A	12,394,377	10,426,299
Class C	146,413	173,341
Institutional Class	17,674,611	12,629,448
	599,971,409	785,527,428

Statements of changes in net assets

Delaware Tax-Free USA Intermediate Fund

	Year ended
	8/31/22	8/31/21
Capital Share Transactions (continued):
Cost of shares redeemed:
Class A	$(99,996,602)	$(71,110,681)
Class C	(2,610,271)	(6,225,744)
Institutional Class	(483,548,428)	(85,471,965)
	(586,155,301)	(162,808,390)
Increase in net assets derived from capital share transactions	13,816,108	622,719,038
Net Increase (Decrease) in Net Assets	(152,383,601)	649,887,014

Net Assets:
Beginning of year	1,221,613,157	571,726,143
End of year	$1,069,229,556	$1,221,613,157

[1]	See Note 7 in the “Notes to financial statements.”

See accompanying notes, which are an integral part of the financial statements.

Statements of changes in net assets

Delaware National High-Yield Municipal Bond Fund

	Year ended
	8/31/22	8/31/21
Increase (Decrease) in Net Assets from Operations:
Net investment income (loss)	$73,710,021	$58,879,265
Net realized gain (loss)	(42,953,091)	3,569,420
Net change in unrealized appreciation (depreciation)	(225,036,921)	113,554,681
Net increase (decrease) in net assets resulting from operations	(194,279,991)	176,003,366

Dividends and Distributions to Shareholders from:
Distributable earnings:
Class A	(10,155,975)	(7,978,592)
Class C	(1,727,407)	(1,879,208)
Institutional Class	(63,585,989)	(50,482,911)
	(75,469,371)	(60,340,711)

Capital Share Transactions:
Proceeds from shares sold:
Class A	132,767,302	74,301,021
Class C	11,602,221	9,587,231
Institutional Class	1,068,879,793	415,992,713

Net asset value of shares issued upon reinvestment of dividends and distributions:
Class A	9,284,028	7,109,227
Class C	1,640,114	1,805,203
Institutional Class	53,416,421	41,321,516
	1,277,589,879	550,116,911

Statements of changes in net assets

Delaware National High-Yield Municipal Bond Fund

	Year ended
	8/31/22	8/31/21
Capital Share Transactions (continued):
Cost of shares redeemed:
Class A	$(89,531,641)	$(31,938,137)
Class C	(17,118,633)	(26,908,717)
Institutional Class	(807,206,556)	(194,917,161)
	(913,856,830)	(253,764,015)
Increase in net assets derived from capital share transactions	363,733,049	296,352,896
Net Increase in Net Assets	93,983,687	412,015,551

Net Assets:
Beginning of year	1,758,770,600	1,346,755,049
End of year	$1,852,754,287	$1,758,770,600

See accompanying notes, which are an integral part of the financial statements.

This page intentionally left blank.

Financial highlights

Delaware Tax-Free USA Fund Class A

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[1]
Net realized and unrealized gain (loss)
Total from investment operations

Less dividends and distributions from:
Net investment income
Net realized gain
Total dividends and distributions

Net asset value, end of period

Total return[3]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets prior to fees waived
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets prior to fees waived
Portfolio turnover

[1]	Calculated using average shares outstanding.
[2]	Amount is less than $0.005 per share.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

Year ended
8/31/22	8/31/21	8/31/20	8/31/19	8/31/18
$12.56	$11.94	$11.96	$11.44	$11.70

0.33	0.36	0.38	0.41	0.42
(1.88)	0.70	0.01	0.52	(0.26)
(1.55)	1.06	0.39	0.93	0.16

(0.33)	(0.36)	(0.38)	(0.41)	(0.42)
(0.17)	(0.08)	(0.03)	— [2]	—
(0.50)	(0.44)	(0.41)	(0.41)	(0.42)

$10.51	$12.56	$11.94	$11.96	$11.44

(12.65% )	9.03%	3.44%	8.35%	1.44%

$534,749	$944,054	$478,671	$472,153	$481,117
0.80%	0.82%	0.81%	0.81%	0.81%
0.91%	0.92%	0.95%	0.95%	0.96%
2.82%	2.84%	3.24%	3.55%	3.66%
2.71%	2.74%	3.10%	3.41%	3.51%
71%	40%	77%	43%	42%

Financial highlights

Delaware Tax-Free USA Fund Class C

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[1]
Net realized and unrealized gain (loss)
Total from investment operations

Less dividends and distributions from:
Net investment income
Net realized gain
Total dividends and distributions

Net asset value, end of period

Total return[3]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets prior to fees waived
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets prior to fees waived
Portfolio turnover

[1]	Calculated using average shares outstanding.
[2]	Amount is less than $0.005 per share.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

Year ended
8/31/22	8/31/21	8/31/20	8/31/19	8/31/18
$12.56	$11.94	$11.96	$11.44	$11.70

0.24	0.26	0.29	0.32	0.34
(1.88)	0.70	0.01	0.52	(0.26)
(1.64)	0.96	0.30	0.84	0.08

(0.24)	(0.26)	(0.29)	(0.32)	(0.34)
(0.17)	(0.08)	(0.03)	— [2]	—
(0.41)	(0.34)	(0.32)	(0.32)	(0.34)

$10.51	$12.56	$11.94	$11.96	$11.44

(13.31% )	8.22%	2.66%	7.55%	0.68%

$8,366	$9,834	$10,778	$16,051	$18,808
1.55%	1.57%	1.56%	1.56%	1.56%
1.66%	1.67%	1.70%	1.70%	1.71%
2.07%	2.09%	2.49%	2.80%	2.91%
1.96%	1.99%	2.35%	2.66%	2.76%
71%	40%	77%	43%	42%

Financial highlights

Delaware Tax-Free USA Fund Institutional Class

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[1]
Net realized and unrealized gain (loss)
Total from investment operations

Less dividends and distributions from:
Net investment income
Net realized gain
Total dividends and distributions

Net asset value, end of period

Total return[3]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets prior to fees waived
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets prior to fees waived
Portfolio turnover

[1]	Calculated using average shares outstanding.
[2]	Amount is less than $0.005 per share.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

Year ended
8/31/22	8/31/21	8/31/20	8/31/19	8/31/18
$12.66	$12.03	$12.05	$11.52	$11.79

0.36	0.39	0.41	0.44	0.45
(1.90)	0.71	0.01	0.53	(0.27)
(1.54)	1.10	0.42	0.97	0.18

(0.36)	(0.39)	(0.41)	(0.44)	(0.45)
(0.17)	(0.08)	(0.03)	— [2]	—
(0.53)	(0.47)	(0.44)	(0.44)	(0.45)

$10.59	$12.66	$12.03	$12.05	$11.52

(12.48% )	9.34%	3.70%	8.68%	1.61%

$369,318	$209,447	$135,801	$134,112	$77,396
0.55%	0.57%	0.56%	0.56%	0.56%
0.66%	0.67%	0.70%	0.70%	0.71%
3.07%	3.09%	3.49%	3.80%	3.91%
2.96%	2.99%	3.35%	3.66%	3.76%
71%	40%	77%	43%	42%

Financial highlights

Delaware Tax-Free USA Intermediate Fund Class A

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[1]
Net realized and unrealized gain (loss)
Total from investment operations

Less dividends and distributions from:
Net investment income
Total dividends and distributions

Net asset value, end of period

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets prior to fees waived
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets prior to fees waived
Portfolio turnover

[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total return during all of the periods shown reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect.

See accompanying notes, which are an integral part of the financial statements.

Year ended
8/31/22	8/31/21	8/31/20	8/31/19	8/31/18
$12.63	$12.26	$12.28	$11.76	$12.06

0.33	0.33	0.35	0.37	0.37
(1.62)	0.37	(0.02)	0.52	(0.30)
(1.29)	0.70	0.33	0.89	0.07

(0.33)	(0.33)	(0.35)	(0.37)	(0.37)
(0.33)	(0.33)	(0.35)	(0.37)	(0.37)

$11.01	$12.63	$12.26	$12.28	$11.76

(10.33% )	5.79%	2.76%	7.71%	0.57%

$452,772	$564,932	$106,135	$123,691	$136,653
0.71%	0.65%	0.65%	0.65%	0.71%
0.87%	0.88%	0.91%	0.91%	0.92%
2.80%	2.64%	2.87%	3.11%	3.10%
2.64%	2.41%	2.61%	2.85%	2.89%
59%	23%	27%	25%	32%

Financial highlights

Delaware Tax-Free USA Intermediate Fund Class C

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[1]
Net realized and unrealized gain (loss)
Total from investment operations

Less dividends and distributions from:
Net investment income
Total dividends and distributions

Net asset value, end of period

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets prior to fees waived
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets prior to fees waived
Portfolio turnover

[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

Year ended
8/31/22	8/31/21	8/31/20	8/31/19	8/31/18
$12.62	$12.25	$12.27	$11.75	$12.05

0.24	0.23	0.24	0.27	0.27
(1.62)	0.37	(0.02)	0.52	(0.30)
(1.38)	0.60	0.22	0.79	(0.03)

(0.24)	(0.23)	(0.24)	(0.27)	(0.27)
(0.24)	(0.23)	(0.24)	(0.27)	(0.27)

$11.00	$12.62	$12.25	$12.27	$11.75

(11.04% )	4.90%	1.89%	6.81%	(0.28% )

$6,872	$7,497	$11,864	$22,874	$28,002
1.50%	1.50%	1.50%	1.50%	1.56%
1.62%	1.63%	1.66%	1.66%	1.67%
2.01%	1.79%	2.02%	2.26%	2.25%
1.89%	1.66%	1.86%	2.10%	2.14%
59%	23%	27%	25%	32%

Financial highlights

Delaware Tax-Free USA Intermediate Fund Institutional Class

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[1]
Net realized and unrealized gain (loss)
Total from investment operations

Less dividends and distributions from:
Net investment income
Total dividends and distributions

Net asset value, end of period

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets prior to fees waived
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets prior to fees waived
Portfolio turnover

[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

Year ended
8/31/22	8/31/21	8/31/20	8/31/19	8/31/18
$12.75	$12.38	$12.40	$11.87	$12.17

0.36	0.35	0.37	0.39	0.39
(1.64)	0.37	(0.02)	0.53	(0.30)
(1.28)	0.72	0.35	0.92	0.09

(0.36)	(0.35)	(0.37)	(0.39)	(0.39)
(0.36)	(0.35)	(0.37)	(0.39)	(0.39)

$11.11	$12.75	$12.38	$12.40	$11.87

(10.17% )	5.92%	2.92%	7.92%	0.75%

$609,586	$649,184	$453,727	$399,830	$377,445
0.50%	0.50%	0.50%	0.50%	0.56%
0.62%	0.63%	0.66%	0.66%	0.67%
3.01%	2.79%	3.02%	3.26%	3.25%
2.89%	2.66%	2.86%	3.10%	3.14%
59%	23%	27%	25%	32%

Financial highlights

Delaware National High-Yield Municipal Bond Fund Class A

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[1]
Net realized and unrealized gain (loss)
Total from investment operations

Less dividends and distributions from:
Net investment income
Net realized gain
Total dividends and distributions

Net asset value, end of period

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets prior to fees waived
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets prior to fees waived
Portfolio turnover

[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

Year ended
8/31/22	8/31/21	8/31/20	8/31/19	8/31/18
$12.04	$11.15	$11.48	$11.00	$11.05

0.44	0.42	0.44	0.46	0.46
(1.67)	0.91	(0.33)	0.48	(0.05)
(1.23)	1.33	0.11	0.94	0.41

(0.43)	(0.42)	(0.44)	(0.46)	(0.46)
(0.03)	(0.02)	—	—	—
(0.46)	(0.44)	(0.44)	(0.46)	(0.46)

$10.35	$12.04	$11.15	$11.48	$11.00

(10.49% )	12.12%	1.06%	8.81%	3.80%

$261,839	$247,542	$182,214	$208,549	$200,493
0.85%	0.85%	0.85%	0.85%	0.85%
0.88%	0.88%	0.91%	0.90%	0.91%
3.94%	3.65%	3.99%	4.22%	4.19%
3.91%	3.62%	3.93%	4.17%	4.13%
56%	16%	44%	33%	19%

Financial highlights

Delaware National High-Yield Municipal Bond Fund Class C

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[1]
Net realized and unrealized gain (loss)
Total from investment operations

Less dividends and distributions from:
Net investment income
Net realized gain
Total dividends and distributions

Net asset value, end of period

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets prior to fees waived
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets prior to fees waived
Portfolio turnover

[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

Year ended
8/31/22	8/31/21	8/31/20	8/31/19	8/31/18
$12.09	$11.20	$11.52	$11.04	$11.09

0.35	0.33	0.36	0.38	0.38
(1.67)	0.91	(0.32)	0.48	(0.05)
(1.32)	1.24	0.04	0.86	0.33

(0.35)	(0.33)	(0.36)	(0.38)	(0.38)
(0.03)	(0.02)	—	—	—
(0.38)	(0.35)	(0.36)	(0.38)	(0.38)

$10.39	$12.09	$11.20	$11.52	$11.04

(11.18% )	11.25%	0.41%	7.98%	3.03%

$46,410	$58,285	$68,993	$91,184	$92,155
1.60%	1.60%	1.60%	1.60%	1.60%
1.63%	1.63%	1.66%	1.65%	1.66%
3.19%	2.90%	3.24%	3.47%	3.44%
3.16%	2.87%	3.18%	3.42%	3.38%
56%	16%	44%	33%	19%

Financial highlights

Delaware National High-Yield Municipal Bond Fund Institutional Class

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[1]
Net realized and unrealized gain (loss)
Total from investment operations

Less dividends and distributions from:
Net investment income
Net realized gain
Total dividends and distributions

Net asset value, end of period

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets prior to fees waived
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets prior to fees waived
Portfolio turnover

[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

Year ended
8/31/22	8/31/21	8/31/20	8/31/19	8/31/18
$12.15	$11.26	$11.58	$11.10	$11.15

0.47	0.45	0.47	0.49	0.49
(1.68)	0.91	(0.32)	0.48	(0.05)
(1.21)	1.36	0.15	0.97	0.44

(0.46)	(0.45)	(0.47)	(0.49)	(0.49)
(0.03)	(0.02)	—	—	—
(0.49)	(0.47)	(0.47)	(0.49)	(0.49)

$10.45	$12.15	$11.26	$11.58	$11.10

(10.22% )	12.32%	1.44%	9.03%	4.07%

$1,544,505	$1,452,944	$1,095,548	$1,141,973	$1,017,167
0.60%	0.60%	0.60%	0.60%	0.60%
0.63%	0.63%	0.66%	0.65%	0.66%
4.19%	3.90%	4.24%	4.47%	4.44%
4.16%	3.87%	4.18%	4.42%	4.38%
56%	16%	44%	33%	19%

Notes to financial statements
Delaware Funds by Macquarie® national tax-free funds	August 31, 2022

Delaware Group® Tax-Free Fund is organized as a Delaware statutory trust and offers two series: Delaware Tax-Free USA Fund and Delaware Tax-Free USA Intermediate Fund. Voyageur Mutual Funds is organized as a Delaware statutory trust and offers five series: Delaware Tax-Free California Fund, Delaware Tax-Free Idaho Fund, Delaware Minnesota High-Yield Municipal Bond Fund, Delaware National High-Yield Municipal Bond Fund, and Delaware Tax-Free New York Fund. Delaware Group Tax-Free Fund and Voyageur Mutual Funds are each referred to as a Trust, or collectively, as the Trusts. These financial statements and the related notes pertain to Delaware Tax-Free USA Fund, Delaware Tax-Free USA Intermediate Fund, and Delaware National High-Yield Municipal Bond Fund (each a Fund, or collectively, the Funds). Each Trust is an open-end investment company. The Funds are considered diversified under the Investment Company Act of 1940, as amended (1940 Act), and offer Class A, Class C, and Institutional Class shares. Class A shares are sold with a maximum front-end sales charge of 4.50% for Delaware Tax-Free USA Fund and Delaware National High-Yield Municipal Bond Fund, and 2.75% for Delaware Tax-Free USA Intermediate Fund. There is no front-end sales charge when you purchase $250,000 or more of Class A shares. However, if Delaware Distributors, L.P. (DDLP) paid your financial intermediary a commission on your purchase of $1,000,000 or more of Class A shares, for shares of Delaware National High-Yield Municipal Bond Fund prior to December 2, 2019 or for shares of Delaware Tax-Free USA Fund prior to July 1, 2020, you will have to pay a limited contingent deferred sales charge (Limited CDSC) of 1.00% if you redeem these shares within the first year after your purchase and 0.50% if you redeem shares within the second year or for shares of Delaware Tax-Free USA Intermediate Fund prior to December 2, 2019, you will have to pay a Limited CDSC of 0.75% if you redeem these shares within the first year after your purchase, unless a specific waiver of the Limited CDSC applies. If DDLP paid your financial intermediary a commission on your purchase of $250,000 or more of Class A shares, for shares of Delaware National High-Yield Municipal Bond Fund on or after December 2, 2019 or for shares of Delaware Tax-Free USA Fund on or after July 1, 2020, you will have to pay a Limited CDSC of 1.00% if you redeem these shares within the first 18 months after your purchase or for shares of Delaware Tax-Free USA Intermediate Fund on or after December 2, 2019, you will have to pay a Limited CDSC of 0.75% if you redeem these shares within the first year after your purchase; unless a specific waiver of the Limited CDSC applies. Class C shares are sold with a contingent deferred sales charge (CDSC) of 1.00%, which will be incurred if redeemed during the first 12 months. Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors.

1. Significant Accounting Policies

Each Fund follows accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services — Investment Companies. The following accounting policies are in accordance with US generally accepted accounting principles (US GAAP) and are consistently followed by the Funds.

Security Valuation — Debt securities are valued based upon valuations provided by an independent pricing service or broker and reviewed by management. To the extent current market prices are not available, the pricing service may take into account developments related to the specific security, as well as transactions in comparable securities. Valuations for fixed income securities utilize matrix systems, which reflect such factors as security prices, yields, maturities, and ratings, and are supplemented by dealer and exchange quotations. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of each Trust’s Board of Trustees (each, a Board or, collectively, the Boards). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. Restricted securities are valued at fair value using methods approved by the Board.

Federal Income Taxes — No provision for federal income taxes has been made as each Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. Each Fund evaluates tax positions taken or expected to be taken in the course of preparing each Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold are recorded as a tax benefit or expense in the current year. Management has analyzed each Fund’s tax positions taken or expected to be taken on each Fund’s federal income tax returns through the year ended August 31, 2022, and for all open tax years (years ended August 31, 2019–August 31, 2021), and has concluded that no provision for federal income tax is required in each Fund’s financial statements. If applicable, each Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in “Other” on the “Statements of operations.” During the year ended August 31, 2022, the Funds did not incur any interest or tax penalties.

Class Accounting — Investment income and common expenses are allocated to the various classes of each Fund on the basis of “settled shares” of each class in relation to the net assets of each Fund. Realized and unrealized gain (loss) on investments are allocated to the various classes of each Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Use of Estimates — The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other — Expenses directly attributable to a Fund are charged directly to that Fund. Other expenses common to various funds within the Delaware Funds by Macquarie® (Delaware Funds) are generally allocated among such funds on the basis of average net assets. Management fees and certain other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in

Notes to financial statements

Delaware Funds by Macquarie® national tax-free funds

1. Significant Accounting Policies (continued)

calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Interest income is recorded on the accrual basis. Discounts and premiums on debt securities are accreted or amortized to interest income, respectively, over the lives of the respective securities using the effective interest method. Premiums on callable debt securities are amortized to interest income to the earliest call date using the effective interest method. Each Fund declares dividends daily from net investment income and pays the dividends monthly and declares and pays distributions from net realized gain on investments, if any, annually. Each Fund may distribute more frequently, if necessary for tax purposes. Dividends and distributions, if any, are recorded on the ex-dividend date.

Each Fund receives earnings credits from its transfer agent when positive cash balances are maintained, which may be used to offset transfer agent fees. If the amount earned is greater than $1, the expenses paid under this arrangement are included on the “Statements of operations” under “Dividend disbursing and transfer agent fees and expenses” with the corresponding expenses offset included under “Less expenses paid indirectly.” For the year ended August 31, 2022, each Fund earned the following amounts under this arrangement:

Fund	Earnings Credits
Delaware Tax-Free USA Fund	$600
Delaware Tax-Free USA Intermediate Fund	523
Delaware National High-Yield Municipal Bond Fund	100

2. Investment Management, Administration Agreements, and Other Transactions with Affiliates

In accordance with the terms of its respective investment management agreement, each Fund pays Delaware Management Company (DMC), a series of Macquarie Investment Management Business Trust and the investment manager, an annual fee which is calculated daily and paid monthly based on each Fund’s average daily net assets as follows:

	Delaware Tax-Free USA Fund	Delaware Tax-Free USA Intermediate Fund	Delaware National High-Yield Municipal Bond Fund
On the first $500 million	0.5500%	0.5000%	0.5500%
On the next $500 million	0.5000%	0.4750%	0.5000%
On the next $1.5 billion	0.4500%	0.4500%	0.4500%
In excess of $2.5 billion	0.4250%	0.4250%	0.4250%

DMC has contractually agreed to waive all or a portion of its management fee and/or pay/reimburse expenses (excluding any distribution and service (12b-1) fees, acquired fund fees and expenses, taxes, interest, short sale dividend and interest expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations), in order to prevent total annual fund operating expenses from exceeding the following percentage of each Fund’s average daily net assets from September 1, 2021 through August 31, 2022.* These waivers and reimbursements may only be terminated by agreement of DMC and each Fund. The waivers and reimbursements are accrued daily and received monthly.

Fund	Operating expense limitation as a percentage of average daily net assets (per annum)
Delaware Tax-Free USA Fund	0.55%
Delaware Tax-Free USA Intermediate Fund	0.50%
Delaware National High-Yield Municipal Bond Fund	0.60%

Delaware Investments Fund Services Company (DIFSC), an affiliate of DMC, provides fund accounting and financial administrative oversight services to each Fund. For these services, DIFSC’s fees are calculated daily and paid monthly, based on the aggregate daily net assets of all funds within the Delaware Funds at the following annual rates: 0.00475% of the first $35 billion; 0.0040% of the next $10 billion; 0.0025% of the next $45 billion; and 0.0015% of aggregate average daily net assets in excess of $90 billion (Total Fee). Each fund in the Delaware Funds pays a minimum of $4,000, which, in aggregate, is subtracted from the Total Fee. Each fund then pays its portion of the remainder of the Total Fee on a relative net asset value (NAV) basis. These amounts are included on the “Statements of operations” under “Accounting and administration expenses.” For the year ended August 31, 2022, each Fund paid for these services as follows:

Fund	Fees
Delaware Tax-Free USA Fund	$36,133
Delaware Tax-Free USA Intermediate Fund	41,832
Delaware National High-Yield Municipal Bond Fund	60,973

DIFSC is also the transfer agent and dividend disbursing agent of each Fund. For these services, DIFSC’s fees are calculated daily and paid monthly, based on the aggregate daily net assets of the retail funds within the Delaware Funds at the following annual rates: 0.014% of the first $20 billion; 0.011% of the next $5 billion; 0.007% of the next $5 billion; 0.005% of the next $20 billion; and 0.0025% of average daily net assets in excess of $50 billion. The fees payable to DIFSC under the shareholder services agreement described above are allocated among all retail funds in the Delaware Funds on a relative NAV basis. These amounts are included on the “Statements of operations” under “Dividend disbursing and transfer agent fees and expenses.” For the year ended August 31, 2022, each Fund paid for these services as follows:

Fund	Fees
Delaware Tax-Free USA Fund	$89,048
Delaware Tax-Free USA Intermediate Fund	105,051
Delaware National High-Yield Municipal Bond Fund	155,860

Notes to financial statements

Delaware Funds by Macquarie® national tax-free funds

2. Investment Management, Administration Agreements, and Other Transactions with Affiliates (continued)

Pursuant to a sub-transfer agency agreement between DIFSC and BNY Mellon Investment Servicing (US) Inc. (BNYMIS), BNYMIS provides certain sub-transfer agency services to the Funds. Sub-transfer agency fees are paid by the Funds and are also included on the “Statements of operations” under “Dividend disbursing and transfer agent fees and expenses.” The fees that are calculated daily and paid as invoices are received on a monthly or quarterly basis.

Pursuant to a distribution agreement and distribution plan, Delaware National High-Yield Municipal Bond Fund pays DDLP, the distributor and an affiliate of DMC, an annual 12b-1 fee of 0.25% of the average daily net assets of the Class A shares. The Board for Delaware Tax-Free USA Fund has adopted a formula for calculating 12b-1 fees for the Fund’s Class A shares that went into effect on June 1, 1992. The Fund’s Class A shares are currently subject to a blended 12b-1 fee equal to the sum of: (1) 0.10% of average daily net assets representing shares acquired prior to June 1, 1992, and (2) 0.25% of average daily net assets representing shares that were acquired on or after June 1, 1992. All of the Fund’s Class A shareholders bear 12b-1 fees at the same blended rate, currently 0.25% of average daily net assets, based on the formula described above. This method of calculating Class A 12b-1 fees may be discontinued at the sole discretion of the Board. Each Fund pays 1.00% of the average daily net assets of the Class C shares. The fees are calculated daily and paid monthly. Institutional Class shares do not pay 12b-1 fees.

As provided in the investment management agreement, each Fund bears a portion of the cost of certain resources shared with DMC, including the cost of internal personnel of DMC and/or its affiliates that provide legal and regulatory reporting services to the Funds. These amounts are included on the “Statements of operations” under “Legal fees.” For the year ended August 31, 2022, each Fund paid for internal legal and regulatory reporting services provided by DMC and/or its affiliates’ employees as follows:

Fund	Fees
Delaware Tax-Free USA Fund	$33,134
Delaware Tax-Free USA Intermediate Fund	37,093
Delaware National High-Yield Municipal Bond Fund	51,487

For the year ended August 31, 2022, DDLP earned commissions on sales of Class A shares for each Fund as follows:

Fund	Class A
Delaware Tax-Free USA Fund	$26,502
Delaware Tax-Free USA Intermediate Fund	6,918
Delaware National High-Yield Municipal Bond Fund	13,210

For the year ended August 31, 2022, DDLP received gross CDSC commissions on redemptions of each Fund’s Class A and Class C shares, respectively, and these commissions were entirely used to offset upfront commissions previously paid by DDLP to broker/dealers on sales of those shares. The amounts received were as follows:

Fund	Class A	Class C
Delaware Tax-Free USA Fund	$30,136	$2,043
Delaware Tax-Free USA Intermediate Fund	10,290	1,597
Delaware National High-Yield Municipal Bond Fund	53,612	8,797

Trustees’ fees include expenses accrued by each Fund for each Trustee’s retainer and meeting fees. Certain officers of DMC, DIFSC, and DDLP are officers and/or Trustees of the Trust. These officers and Trustees are paid no compensation by the Funds.

Cross trades for the year ended August 31, 2022, were executed by the Funds pursuant to procedures adopted by the Boards designed to ensure compliance with Rule 17a-7 under the 1940 Act. Cross trading is the buying or selling of portfolio securities between funds of investment companies, or between a fund of an investment company and another entity, that are or could be considered affiliates by virtue of having a common investment advisor (or affiliated investment advisors), common directors/trustees and/or common officers. At their regularly scheduled meetings, the Boards review a report related to the Funds’ compliance with the procedures adopted by the Board. Pursuant to these procedures, for the year ended August 31, 2022, the following Funds engaged in Rule 17a-7 securities purchases and securities sales, which resulted in net gains or losses as follows:

	Purchases	Sales	Net realized gain (loss)
Delaware Tax-Free USA Fund	$199,047,519	$215,029,725	$(12,635,929)
Delaware Tax-Free USA Intermediate Fund	181,242,998	157,790,569	(11,836,904)
Delaware National High-Yield Municipal Bond Fund	603,819,935	563,440,710	(52,179,118)

*The aggregate contractual waiver period covering this report is from December 29, 2020 through December 29, 2022.

3. Investments

For the year ended August 31, 2022, each Fund made purchases and sales of investment securities other than short-term investments as follows:

Fund	Purchases	Sales
Delaware Tax-Free USA Fund	$850,939,043	$700,805,343
Delaware Tax-Free USA Intermediate Fund	690,958,382	741,799,387
Delaware National High-Yield Municipal Bond Fund	1,294,419,745	985,587,414

Notes to financial statements

Delaware Funds by Macquarie® national tax-free funds

3. Investments (continued)

The tax cost of investments includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be the final tax cost basis adjustments but which approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. At August 31, 2022, the cost and unrealized appreciation (depreciation) of investments for federal income tax purposes for each Fund were as follows:

Fund	Cost of investments	Aggregate unrealized appreciation of investments	Aggregate unrealized depreciation of investments	Net unrealized appreciation (depreciation) of investments
Delaware Tax-Free USA Fund	$936,053,366	$11,499,500	$(43,706,166)	$(32,206,666)
Delaware Tax-Free USA Intermediate Fund	1,089,125,951	13,898,861	(41,208,442)	(27,309,581)
Delaware National High-Yield Municipal Bond Fund	1,945,868,594	42,943,111	(149,241,824)	(106,298,713)

US GAAP defines fair value as the price that each Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three-level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available under the circumstances. Each Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-level hierarchy of inputs is summarized as follows:

Level 1 –	Inputs are quoted prices in active markets for identical investments. (Examples: equity securities, open-end investment companies, futures contracts, and exchange-traded options contracts)

Level 2 –	Other observable inputs, including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, and default rates) or other market-corroborated inputs. (Examples: debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing, broker-quoted securities, and fair valued securities)

Level 3 –	Significant unobservable inputs, including each Fund’s own assumptions used to determine the fair value of investments. (Examples: broker-quoted securities and fair valued securities)

Level 3 investments are valued using significant unobservable inputs. Each Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity, and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.

The following tables summarize the valuation of each Fund’s investments by fair value hierarchy levels as of August 31, 2022:

Delaware Tax-Free USA Fund
Level 2
Securities
Assets:
Municipal Bonds	$875,806,700
Short-Term Investments	28,040,000
Total Value of Securities	$903,846,700

Delaware Tax-Free USA Intermediate Fund
Level 2
Securities
Assets:
Municipal Bonds	$1,031,601,370
Short-Term Investments	30,215,000
Total Value of Securities	$1,061,816,370

Notes to financial statements

Delaware Funds by Macquarie® national tax-free funds

3. Investments (continued)

Delaware National High-Yield Municipal Bond Fund
Level 2
Securities
Assets:
Municipal Bonds	$1,813,099,881
Short-Term Investments	26,470,000
Total Value of Securities	$1,839,569,881

During the year ended August 31, 2022, there were no transfers into or out of Level 3 investments. Each Fund’s policy is to recognize transfers into or out of Level 3 investments based on fair value at the beginning of the reporting period.

A reconciliation of Level 3 investments is presented when each Fund has a significant amount of Level 3 investments at the beginning or end of the period in relation to each Fund’s net assets. During the year ended August 31, 2022, there were no Level 3 investments.

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP. Additionally, distributions from net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended August 31, 2022 and 2021 were as follows:

	Tax-exempt income	Ordinary income	Long-term capital gains	Total
Year ended August 31, 2022:
Delaware Tax-Free USA Fund	$28,365,692	$5,321,833	$9,644,264	$43,331,789
Delaware Tax-Free USA Intermediate Fund	34,384,378	56,749	—	34,441,127
Delaware National High-Yield Municipal Bond Fund	71,052,896	4,324,604	91,871	75,469,371
Year ended August 31, 2021:
Delaware Tax-Free USA Fund	26,906,497	370,943	4,387,140	31,664,580
Delaware Tax-Free USA Intermediate Fund	26,905,589	10,810	—	26,916,399
Delaware National High-Yield Municipal Bond Fund	56,883,957	1,187,337	2,269,417	60,340,711

5. Components of Net Assets on a Tax Basis

As of August 31, 2022, the components of net assets on a tax basis were as follows:

	Delaware Tax-Free USA Fund	Delaware Tax-Free USA Intermediate Fund	Delaware National High-Yield Municipal Bond Fund
Shares of beneficial interest	$975,395,737	$1,137,430,522	$1,951,671,983
Undistributed tax-exempt income	438,968	346,999	872,446
Undistributed long-term capital gains	—	—	7,433,259
Distributions payable	(616,431)	(380,110)	(924,688)
Capital loss carryforwards	(30,578,460)	(40,858,274)*	—
Unrealized appreciation (depreciation) of investments	(32,206,666)	(27,309,581)	(106,298,713)
Net assets	$912,433,148	$1,069,229,556	$1,852,754,287

* A portion of the Fund’s capital loss carryforward is subject to limitation under the Internal Revenue Code and related regulations.

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales and tax treatment of discount and premium on debt instruments, as applicable.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to in-kind distributions for shareholder redemptions. Results of operations and net assets were not affected by these reclassifications. For the year ended August 31, 2022, Delaware Tax-Free USA Fund had increase to paid-in-capital and decrease to distributable earnings of $1,632,187. Delaware Tax-Free USA Intermediate Fund and Delaware National High-Yield Municipal Fund had no reclassifications.

At August 31, 2022, capital loss carryforwards available to offset future realized capital gains, are as follows:

	Loss carryforward character
	Short-term	Long-term	Total
Delaware Tax-Free USA Fund	$30,578,460	$—	$30,578,460
Delaware Tax-Free USA Intermediate Fund	39,375,633	1,482,641	40,858,274

At August 31, 2022, there were no capital loss carryforwards for Delaware National High-Yield Municipal Bond Fund.

Notes to financial statements

Delaware Funds by Macquarie® national tax-free funds

6. Capital Shares

Transactions in capital shares were as follows:

	Delaware Tax-Free USA Fund		Delaware Tax-Free USA Intermediate Fund		Delaware National High-Yield Municipal Bond Fund
	Year ended		Year ended		Year ended
	8/31/22	8/31/21	8/31/22	8/31/21	8/31/22	8/31/21
Shares sold:
Class A	21,643,136	19,110,045	3,867,874	2,950,551	12,029,757	6,364,930
Class C	317,604	267,155	239,606	110,949	1,024,094	820,318
Institutional Class	30,397,160	8,792,678	44,237,789	18,574,271	97,284,036	35,382,590
Shares from merger:[1]
Class A	—	27,065,090	—	37,970,562	—	—
Institutional Class	—	490,723	—	1,475,716	—	—
Shares issued upon reinvestment of dividends and distributions:
Class A	2,523,875	1,919,829	1,056,330	833,095	833,394	610,519
Class C	28,962	22,237	12,554	13,956	146,115	155,294
Institutional Class	833,445	450,802	1,495,970	1,003,154	4,757,740	3,517,918
	55,744,182	58,118,559	50,910,123	62,932,254	116,075,136	46,851,569

Shares redeemed:
Class A	(48,417,109)	(13,023,321)	(8,512,381)	(5,681,539)	(8,128,802)	(2,749,864)
Class C	(333,039)	(409,050)	(221,305)	(498,982)	(1,526,414)	(2,314,658)
Institutional Class	(12,898,965)	(4,478,240)	(41,779,806)	(6,787,631)	(73,781,566)	(16,638,499)
	(61,649,113)	(17,910,611)	(50,513,492)	(12,968,152)	(83,436,782)	(21,703,021)
Net increase (decrease)	(5,904,931)	40,207,948	396,631	49,964,102	32,638,354	25,148,548

1 See Note 7.

Certain shareholders may exchange shares of one class for shares of another class in the same Fund. These exchange transactions are included as subscriptions and redemptions in the table on the previous page and on the “Statements of changes in net assets.” For the years ended August 31, 2022 and 2021, each Fund had the following exchange transactions:

	Exchange Redemptions			Exchange Subscriptions
			Institutional		Institutional
	Class A Shares	Class C Shares	Class Shares	Class A Shares	Class Shares	Value

Delaware Tax-Free USA Fund
Year ended
8/31/22	11,172	6,613	—	6,620	11,085	$201,168
8/31/21	36,729	24,482	—	24,518	36,473	761,979
Delaware Tax-Free USA Intermediate Fund
Year ended
8/31/22	18,956	1,239	—	1,238	18,791	244,139
8/31/21	107,662	11,026	538	11,563	106,713	1,488,442
Delaware National High-Yield Municipal Bond Fund
Year ended
8/31/22	55,160	45,255	—	11,151	88,682	1,181,043
8/31/21	43,780	52,403	1,754	34,517	63,161	1,126,321

7.  Reorganization

On August 12, 2020, the Board approved a proposal to reorganize (the “Reorganization”) Delaware Tax-Exempt Opportunities Fund and Delaware Tax-Exempt Income Fund (the “Acquired Funds”), each a series of Delaware Group® Limited-Term Government Funds, with and into Delaware Tax-Free USA Fund and Delaware Tax-Free USA Intermediate Fund (the “Acquiring Funds”), each a series of the Trust, respectively. Pursuant to an Agreement and Plan of Reorganization (the “Plan”): (i) all of the property, assets, and goodwill of the Acquired Funds were acquired by the Acquiring Funds, and (ii) the Trust, on behalf of the Acquiring Funds, assumed the liabilities of the Acquired Funds, in exchange for shares of the Acquiring Funds. In accordance with the Plan, the Acquired Funds liquidated and dissolved following the Reorganization. The purpose of the transaction was to allow shareholders of the Acquired Funds to own shares of the Acquiring Funds, funds with a similar investment objective and style as, and potentially lower net expenses than the Acquired Funds. The Reorganization was accomplished by a tax-free exchange of shares on December 4, 2020. For financial reporting purposes, assets received and shares issued by the Acquiring Funds were recorded at fair value; however, the cost basis of the investments received from the Acquired Funds was carried forward to align ongoing reporting of the Acquiring Funds’ realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

Notes to financial statements

Delaware Funds by Macquarie® national tax-free funds

7.  Reorganization (continued)

The share transactions associated with the Reorganization are as follows:

	Acquired Fund Net Assets	Acquired Fund Shares Outstanding	Shares Converted to Acquiring Fund	Acquiring Fund Net Assets	Conversion Ratio

	Delaware Tax-Exempt Opportunities Fund			Delaware Tax-Free USA Fund
Class A	$328,299,539	19,434,282	27,065,090	$496,595,841	1.393
Class C	—	—	—	10,599,349	—
Institutional Class	5,996,641	354,397	490,723	131,648,773	1.385

	Acquired Fund Net Assets	Acquired Fund Shares Outstanding	Shares Converted to Acquiring Fund	Acquiring Fund Net Assets	Conversion Ratio

	Delaware Tax-Exempt Income Fund			Delaware Tax-Free USA Intermediate Fund
Class A	$470,834,974	49,412,013	37,970,562	$108,082,382	0.768
Class C	—	—	—	11,623,405	—
Institutional Class	18,475,967	1,938,317	1,475,716	474,092,009	0.761

The net assets of the Acquiring Funds before the Reorganization were $638,843,963 and $593,797,796. The net assets of the Acquiring Funds immediately following the Reorganization were $973,140,143 and $1,083,108,737.

Assuming the Reorganization had been completed on September 1, 2020, the Acquiring Funds’ pro forma results of operations for the year ended August 31, 2021, would have been as follows:

	Delaware Tax-Free USA Fund	Delaware Tax-Free USA Intermediate Fund
Net investment income	$37,814,794	$41,528,548
Net realized gain on investments	16,302,449	7,470,384
Net change in unrealized appreciation	41,284,161	27,642,344
Net increase in net assets resulting from operations	$95,401,404	$76,641,276

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practical to separate the amounts of revenue and earnings of the Acquired Funds that have been included in the Acquiring Funds’ “Statements of changes in net assets” since the Reorganization was consummated on December 4, 2020.

8.  Line of Credit

Each Fund, along with certain other funds in the Delaware Funds (Participants), was a participant in a $225,000,000 revolving line of credit (Agreement) intended to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Under the Agreement, the Participants were charged an annual commitment fee of 0.15% with the addition of an upfront fee of 0.05%, which was allocated across the Participants based on a weighted average of the respective net assets of each Participant. The Participants were permitted to borrow up to a maximum of one-third of their net assets under the Agreement. Each Participant was individually, and not jointly, liable for its particular advances, if any, under the line of credit. The line of credit available under the Agreement expired on November 1, 2021.

On November 1, 2021, each Fund, along with the other Participants, entered into an amendment to the Agreement for a $355,000,000 revolving line of credit to be used as described above and operates in substantially the same manner as the original Agreement. Under the amendment to the agreement, the Participants are charged an annual commitment fee of 0.15% which is allocated across the Participants based on a weighted average of the respective net assets of each Participant. The line of credit available under the Agreement expires on October 31, 2022.

Each Fund had no amounts outstanding as of August 31, 2022, or at any time during the year then ended.

9.  Securities Lending

Delaware Tax-Free USA Intermediate Fund, along with other funds in Delaware Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with The Bank of New York Mellon (BNY Mellon). At the time a security is loaned, the borrower must post collateral equal to the required percentage of the market value of the loaned security, including any accrued interest. The required percentage is: (1) 102% with respect to US securities and foreign securities that are denominated and payable in US dollars; and (2) 105% with respect to foreign securities. With respect to each loan, if on any business day the aggregate market value of securities collateral plus cash collateral held is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral by the end of the following business day, which, together with the collateral already held, will be not less than the applicable initial collateral requirements for such security loan. If the aggregate market value of securities collateral and cash collateral held with respect to a security loan exceeds the applicable initial collateral requirement, upon the request of the borrower, BNY Mellon must return enough collateral to the borrower by the end of the following business day to reduce the value of the remaining collateral to the applicable initial collateral requirement for such security loan. As a result of the foregoing, the value of the collateral held with respect to a loaned security on any particular day, may be more or less than the value of the security on loan. The collateral percentage with respect to the market value of the loaned security is determined by the security lending agent.

Notes to financial statements

Delaware Funds by Macquarie® national tax-free funds

9.  Securities Lending (continued)

Cash collateral received by the fund of the Trust is generally invested in a series of individual separate accounts, each corresponding to a fund. The investment guidelines permit each separate account to hold certain securities that would be considered eligible securities for a money market fund. Cash collateral received is generally invested in government securities; certain obligations issued by government sponsored enterprises; repurchase agreements collateralized by US Treasury securities; obligations issued by the central government of any Organization for Economic Cooperation and Development (OECD) country or its agencies, instrumentalities, or establishments; obligations of supranational organizations; commercial paper, notes, bonds, and other debt obligations; certificates of deposit, time deposits, and other bank obligations; certain money market funds; and asset-backed securities. The Fund can also accept US government securities and letters of credit (non-cash collateral) in connection with securities loans.

In the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Fund or, at the discretion of the lending agent, replace the loaned securities. The Fund continues to record dividends or interest, as applicable, on the securities loaned and is subject to changes in value of the securities loaned that may occur during the term of the loan. The Fund has the right under the Lending Agreement to recover the securities from the borrower on demand. With respect to security loans collateralized by non-cash collateral, the Fund receives loan premiums paid by the borrower. With respect to security loans collateralized by cash collateral, the earnings from the collateral investments are shared among the Fund, the security lending agent, and the borrower. The Fund records security lending income net of allocations to the security lending agent and the borrower.

The Fund may incur investment losses as a result of investing securities lending collateral. This could occur if an investment in the collateral investment account defaulted or became impaired. Under those circumstances, the value of the Fund’s cash collateral account may be less than the amount the Fund would be required to return to the borrowers of the securities and the Fund would be required to make up for this shortfall.

During the year ended August 31, 2022, Delaware Tax-Free USA Intermediate Fund had no securities out on loan. For the year ended August 31, 2022, Delaware Tax-Fee USA Fund and Delaware National High-Yield Municipal Bond Fund were not included in the Lending Agreement.

10.  Geographic, Credit, and Market Risks

Beginning in January 2020, global financial markets have experienced and may continue to experience significant volatility resulting from the spread of a novel coronavirus known as COVID-19. The outbreak of COVID-19 has resulted in travel and border restrictions, quarantines, supply chain disruptions, lower consumer demand, and general market uncertainty. The effects of COVID-19 have and may continue to adversely affect the global economy, the economies of certain nations, and individual issuers, all of which may negatively impact the Funds’ performance.

When interest rates rise, fixed income securities (i.e. debt obligations) generally will decline in value. These declines in value are greater for fixed income securities with longer maturities or durations.

IBOR is the risk that changes related to the use of the London interbank offered rate (LIBOR) and other interbank offered rate (collectively, IBORs) could have adverse impacts on financial instruments that reference LIBOR (or the corresponding IBOR). The abandonment of LIBOR could affect the value and liquidity of instruments that reference LIBOR. The use of alternative reference rate products may impact investment strategy performance. These risks may also apply with respect to changes in connection with other IBORs, such as the euro overnight index average (EONIA), which are also the subject of recent reform.

The Funds concentrate their investments in securities issued by municipalities, and may be subject to geographic concentration risk. In addition, the Funds have the flexibility to invest in issuers in US territories and possessions such as the Commonwealth of Puerto Rico, the US Virgin Islands, and Guam, whose bonds are also free of federal and individual state income taxes.

The value of the Funds’ investments may be adversely affected by new legislation within the US states or territories, regional or local economic conditions, and differing levels of supply and demand for municipal bonds. Many municipalities insure repayment for their obligations. Although bond insurance reduces the risk of loss due to default by an issuer, such bonds remain subject to the risk that value may fluctuate for other reasons and there is no certainty that the insurance company will meet its obligations. A real or perceived decline in creditworthiness of a bond insurer can have an adverse impact on the value of insured bonds held in each Fund.

As of August 31, 2022, Delaware Tax-Free USA Fund invested in municipal bonds issued by the states of California, Illinois, New York, and territory of Puerto Rico, which constituted approximately 12.46%, 10.62%, 11.49%, and 17.74%, respectively, of the Fund’s net assets. As of August 31, 2022, Delaware Tax-Free USA Intermediate Fund invested in municipal bonds issued by the states of California, New York, and territory of Puerto Rico, which constituted approximately 12.06%, 16.11%, and 11.79%, respectively, of the Fund’s net assets. As of August 31, 2022, Delaware National High-Yield Municipal Bond Fund invested in municipal bonds issued by the state of California and territory of Puerto Rico which constituted approximately 10.08% and 17.85%, respectively, the Fund’s net assets. These investments could make each Fund more sensitive to economic conditions in those states than other more geographically diversified national municipal income funds.

Each Fund invests a portion of its assets in high yield fixed income securities, which are securities rated lower than BBB- by Standard & Poor’s Financial Services LLC (S&P), lower than Baa3 by Moody’s Investors Service, Inc. (Moody’s), or similarly rated by another nationally

Notes to financial statements

Delaware Funds by Macquarie® national tax-free funds

10.  Geographic, Credit, and Market Risks (continued)

recognized statistical rating organization. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment grade securities.

Each Fund invests in certain obligations that may have liquidity protection designed to ensure that the receipt of payments due on the underlying security is timely. Such protection may be provided through guarantees, insurance policies, or letters of credit obtained by the issuer or sponsor through third parties, through various means of structuring the transaction, or through a combination of such approaches. Each Fund will not pay any additional fees for such credit support, although the existence of credit support may increase the price of a security.

Each Fund may invest in advance refunded bonds, escrow secured bonds, or defeased bonds. Under current federal tax laws and regulations, state and local government borrowers are permitted to refinance outstanding bonds by issuing new bonds. The issuer refinances the outstanding debt to either reduce interest costs or to remove or alter restrictive covenants imposed by the bonds being refinanced. A refunding transaction where the municipal securities are being refunded within 90 days from the issuance of the refunding issue is known as a “current refunding.” “Advance refunded bonds” are bonds in which the refunded bond issue remains outstanding for more than 90 days following the issuance of the refunding issue. In an advance refunding, the issuer will use the proceeds of a new bond issue to purchase high grade interest-bearing debt securities, which are then deposited in an irrevocable escrow account held by an escrow agent to secure all future payments of principal and interest and bond premium of the advance refunded bond. Bonds are “escrowed to maturity” when the proceeds of the refunding issue are deposited in an escrow account for investment sufficient to pay all of the principal and interest on the original interest payment and maturity dates.

Bonds are considered “pre-refunded” when the refunding issuer’s proceeds are escrowed only until a permitted call date or dates on the refunded issue with the refunded issue being redeemed at the time, including any required premium. Bonds become “defeased” when the rights and interests of the bondholders and of their lien on the pledged revenues or other security under the terms of the bond contract are substituted with an alternative source of revenues (the escrow securities) sufficient to meet payments of principal and interest to maturity or to the first call dates. Escrowed secured bonds will often receive a rating of AAA from Moody’s, S&P, and/or Fitch Ratings due to the strong credit quality of the escrow securities and the irrevocable nature of the escrow deposit agreement.

Each Fund may invest up to 15% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A promulgated under the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair each Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, each Board has delegated to DMC, the day-to-

day functions of determining whether individual securities are liquid for purposes of each Fund’s limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to each Fund’s 15% limit on investments in illiquid securities. Rule 144A securities have been identified on the “Schedules of investments.”

11.  Contractual Obligations

Each Fund enters into contracts in the normal course of business that contain a variety of indemnifications. Each Fund’s maximum exposure under these arrangements is unknown. However, each Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed each Fund’s existing contracts and expects the risk of loss to be remote.

12.  In-Kind Redemption

During the year ended August 31, 2022, Delaware Tax-Free USA Fund satisfied withdrawal requests with transfers of securities of $266,484,556, resulting in net realized gains of $1,632,187.

13.  Recent Accounting Pronouncements

In March 2020, FASB issued an Accounting Standards Update (ASU), ASU 2020-04, Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The amendments in ASU 2020-04 provide optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of LIBOR and other interbank-offered based reference rates as of the end of 2021. In March 2021, the administrator for LIBOR announced the extension of the publication of a majority of the USD LIBOR settings to June 30, 2023. ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. As of the financial reporting period, Management is evaluating the impact of applying this ASU.

14. Subsequent Events

Management has determined that no material events or transactions occurred subsequent to August 31, 2022, that would require recognition or disclosure in the Funds’ financial statements.

Report of independent registered public accounting firm

To the Board of Trustees of Delaware Group® Tax-Free Fund and Voyageur Mutual Funds and Shareholders of Delaware Tax-Free USA Fund, Delaware Tax-Free USA Intermediate Fund and Delaware National High-Yield Municipal Bond Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Delaware Tax-Free USA Fund, Delaware Tax-Free USA Intermediate Fund (constituting Delaware Group® Tax Free Fund) and Delaware National High-Yield Municipal Bond Fund (one of the funds constituting Voyageur Mutual Funds) (hereafter collectively referred to as the “Funds”) as of August 31, 2022, the related statements of operations for the year ended August 31, 2022, the statements of changes in net assets for each of the two years in the period ended August 31, 2022, including the related notes, and the financial highlights for each of the five years in the period ended August 31, 2022 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of August 31, 2022, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended August 31, 2022 and each of the financial highlights for each of the five years in the period ended August 31, 2022 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2022 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
October 21, 2022

We have served as the auditor of one or more investment companies in Delaware Funds by Macquarie® since 2010.

Other Fund information (Unaudited)
Delaware Funds by Macquarie® national tax-free funds

Liquidity Risk Management Program

The Securities and Exchange Commission (the “SEC”) has adopted Rule 22e-4 under the Investment Company Act of 1940 (the “Liquidity Rule”), which requires all open-end funds (other than money market funds) to adopt and implement a program reasonably designed to assess and manage the fund’s “liquidity risk,” defined as the risk that the fund could not meet requests to redeem shares issued by the fund without significant dilution of remaining investors’ interests in the fund.

The Funds have adopted and implemented a liquidity risk management program in accordance with the Liquidity Rule (the “Program”). The Board has designated a member of the US Operational Risk Group of Macquarie Asset Management as the Program Administrator for each Fund in the Trust.

As required by the Liquidity Rule, the Program includes policies and procedures that provide for: (1) assessment, management, and review (no less frequently than annually) of each Fund’s liquidity risk; (2) classification of each of the Fund’s portfolio holdings into one of four liquidity categories (Highly Liquid, Moderately Liquid, Less Liquid, and Illiquid); (3) for funds that do not primarily hold assets that are Highly Liquid, establishing and maintaining a minimum percentage of each Fund’s net assets in Highly Liquid investments (called a “Highly Liquid Investment Minimum” or “HLIM”); and (4) prohibiting each Fund’s acquisition of Illiquid investments if, immediately after the acquisition, each Fund would hold more than 15% of its net assets in Illiquid assets. The Program also requires reporting to the SEC (on a non-public basis) and to the Board if each Fund’s holdings of Illiquid assets exceed 15% of each Fund’s net assets. Funds with HLIMs must have procedures for addressing HLIM shortfalls, including reporting to the Board and, with respect to HLIM shortfalls lasting more than seven consecutive calendar days, reporting to the SEC (on a non-public basis).

In assessing and managing each Fund’s liquidity risk, the Program Administrator considers, as relevant, a variety of factors, including: (1) each Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions; (2) short-term and long-term cash flow projections for the Funds during both normal and reasonably foreseeable stressed conditions; and (3) each Fund’s holdings of cash and cash equivalents and any borrowing arrangements. Classification of each Fund’s portfolio holdings in the four liquidity categories is based on the number of days it is reasonably expected to take to convert the investment to cash (for Highly Liquid and Moderately Liquid holdings) or to sell or dispose of the investment (for Less Liquid and Illiquid investments), in current market conditions without significantly changing the investment’s market value. Each Fund primarily holds assets that are classified as Highly Liquid, and therefore is not required to establish an HLIM.

At a meeting of the Board held on May 17-19, 2022, the Program Administrator provided the required written annual report to the Board addressing the Program’s operation and assessing the adequacy and effectiveness of its implementation for the period from April 1, 2021 through March 31, 2022. The report concluded that the Program is appropriately designed and effectively implemented and that it meets the requirements of Rule 22e-4 and each Fund’s liquidity needs. Each Fund’s HLIM is set at an appropriate level and the Funds complied with their HLIM at all times during the reporting period.

Other Fund information (Unaudited)

Delaware Funds by Macquarie® national tax-free funds

Tax Information

The information set forth below is for each Fund’s fiscal year as required by federal income tax laws. Shareholders, however, must report distributions on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal years of the Funds.

Accordingly, the information needed by shareholders for income tax purposes will be sent to them in January of each year. Please consult your tax advisor for proper treatment of this information. All disclosures are based on financial information available as of the date of this annual report and, accordingly are subject to change. For any and all items requiring reporting, it is the intention of the Funds to report the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

For the fiscal year ended August 31, 2022, each Fund reports distributions paid during the year as follows:

	(A) Long-Term Capital Gains Distributions (Tax Basis)	(B) Ordinary Income Distributions (Tax Basis)	(C) Tax-Exempt Distributions (Tax Basis)	Total Distributions (Tax Basis)
Delaware Tax-Free USA Fund	22.26%	12.28%	65.46%	100.00%
Delaware Tax-Free USA Intermediate Fund	—	0.16%	99.84%	100.00%
Delaware National High-Yield Municipal Bond Fund	0.12%	5.73%	94.15%	100.00%

(A), (B) and (C) are based on a percentage of each Fund’s total distributions.

Board consideration of Investment Advisory Agreements for Delaware National High-Yield Municipal Bond Fund, Delaware Tax-Free USA Fund, and Delaware Tax-Free USA Intermediate Fund at a meeting held August 9-11, 2022

At a meeting held on August 9-11, 2022 (the “Annual Contract Renewal Meeting”), the Board of Trustees (the “Board”), including a majority of Trustees each of whom is not an “interested person” as defined under the Investment Company Act of 1940 (the “Independent Trustees”), approved the renewal of the Investment Advisory Agreements for Delaware National High-Yield Municipal Bond Fund, Delaware Tax-Free USA Fund, and Delaware Tax-Free USA Intermediate

Fund (each, a “Fund” and together, the “Funds”). In making its decision, the Board considered information furnished at regular quarterly Board meetings, including reports detailing Fund performance, investment strategies, and expenses, as well as information prepared specifically in connection with the renewal of the investment advisory contracts. Information furnished specifically in connection with the renewal of the Investment Management Agreement with Delaware Management Company (“DMC”) included materials provided by DMC and its affiliates concerning, among other things, the nature, extent, and quality of services provided to the Funds, the costs of such services to the Funds; economies of scale; and the investment manager’s financial condition and profitability. In addition, in connection with the Annual Contract Renewal Meeting, materials were provided to the Trustees in May 2022, including reports provided by Broadridge Financial Solutions (“Broadridge”). The Broadridge reports compared each Fund’s investment performance and expenses with those of other comparable mutual funds. The Independent Trustees reviewed and discussed the Broadridge reports with independent legal counsel to the Independent Trustees. In addition to the information noted above, the Board also requested and received information regarding DMC’s policy with respect to advisory fee levels and its breakpoint philosophy; the structure of portfolio manager compensation; comparative client fee information; brokerage reports; and any constraints or limitations on the availability of securities for certain investment styles, which had in the past year inhibited, or which were likely in the future to inhibit, the investment manager’s ability to invest fully in accordance with Fund policies.

In considering information relating to the approval of each Fund’s advisory agreement, the Independent Trustees received assistance and advice from and met separately with independent legal counsel to the Independent Trustees and also received assistance and advice from an experienced and knowledgeable independent fund consultant, JDL Consultants, LLC (“JDL”). Although the Board gave attention to all information furnished, the following discussion identifies, under separate headings, the primary factors taken into account by the Board during its contract renewal considerations.

Nature, extent, and quality of services. The Board considered the services provided by DMC to the Funds and their shareholders. In reviewing the nature, extent, and quality of services, the Board considered reports furnished to it throughout the year, which covered matters such as the relative performance of the Funds; compliance of portfolio managers with the investment policies, strategies, and restrictions for the Funds; compliance by DMC and Delaware Distributors, L.P. (together, “Management”) personnel with the Code of Ethics adopted throughout the Delaware Funds by Macquarie® (“Delaware Funds”); and adherence to fair value pricing procedures as established by the Board. The Board was pleased with the current staffing of DMC and the emphasis placed on research in the investment process. The Board gave favorable consideration to DMC’s efforts to control expenses while maintaining service levels committed to Fund matters. The Board also noted the benefits provided to Fund shareholders through (a) each shareholder’s ability to: (i) exchange an investment in one Delaware Fund for the same class of shares in another Delaware Fund without a sales charge, or (ii) reinvest Fund dividends into additional shares of the Fund or into additional shares of other Delaware Funds,

Other Fund information (Unaudited)
Delaware Funds by Macquarie® national tax-free funds

Board consideration of Investment Advisory Agreements for Delaware National High-Yield Municipal Bond Fund, Delaware Tax-Free USA Fund, and Delaware Tax-Free USA Intermediate Fund at a meeting held August 9-11, 2022 (continued)

and (b) the privilege to combine holdings in other Delaware Funds to obtain a reduced sales charge. The Board was satisfied with the nature, extent, and quality of the overall services provided by DMC.

Investment performance. The Board placed significant emphasis on the investment performance of the Funds in view of the importance of investment performance to shareholders. Although the Board considered performance reports and discussions with portfolio managers at meetings of the Fixed Income, Multi-Asset and Sub-advised Fund Investments (“FIMASAF”) Committee throughout the year, the Board gave particular weight to the Broadridge reports furnished for the Annual Contract Renewal Meeting. The Broadridge reports prepared for each Fund showed the Fund’s investment performance in comparison to a group of similar funds (the “Performance Universe”). A fund with the best performance ranked first, and a fund with the poorest performance ranked last. The highest/best performing 25% of funds in the Performance Universe make up the first quartile; the next 25%, the second quartile; the next 25%, the third quartile; and the poorest/worst performing 25% of funds in the Performance Universe make up the fourth quartile. Comparative annualized performance for each Fund was shown for the past 1-, 3-, 5-, and 10-year periods, to the extent applicable, ended December 31, 2021. The Board’s objective is that each Fund perform above median relative to its peer group for the majority of its 1-, 3-, and 5-year relative performance periods.

Delaware National High-Yield Municipal Bond Fund – The Performance Universe for the Fund consisted of the Fund and all retail and institutional high yield municipal debt funds, regardless of asset size or primary channel of distribution, as selected by Broadridge. The Broadridge report comparison showed that the Fund’s total return for the 1-, 3-, and 5-year periods was in the first quartile of its Performance Universe. The Board was satisfied with performance.

Delaware Tax-Free USA Fund – The Performance Universe for the Fund consisted of the Fund and all retail and institutional general and insured municipal debt funds, regardless of asset size or primary channel of distribution, as selected by Broadridge. The Broadridge report comparison showed that the Fund’s total return for the 1-, 3-, and 5-year periods was in the first quartile of its Performance Universe. The Board was satisfied with performance.

Delaware Tax-Free USA Intermediate Fund – The Performance Universe for the Fund consisted of the Fund and all retail and institutional intermediate municipal debt funds, regardless of asset size or primary distribution channel, as selected by Broadridge. The Broadridge report comparison showed that the Fund’s total return for the 1-, 3-, and 5-year periods was in the first quartile of its Performance Universe. The Board was satisfied with performance.

Comparative expenses. The Board considered expense data for the Delaware Funds. Management provided the Board with information on pricing levels and fee structures for each Fund as of its most recently completed fiscal year. The Board also focused on the comparative analysis of contractual management fees and actual total expense ratios of each Fund versus contractual management fees and actual total expense ratios of a group of similar funds as selected by Broadridge (the “Expense Group”). In reviewing comparative costs, each Fund’s contractual management fee and the actual management fee incurred by the Fund were compared with the contractual management fees (assuming all funds were similar in size to the Fund) and actual management fees, taking into account any applicable breakpoints and fee waivers, with the Fund’s expense universe, which is comprised of the Fund, its Expense Group and all other similar institutional funds, excluding outliers (the “Expense Universe”). Each Fund’s total expenses were also compared with those of its Expense Universe. The Broadridge total expenses, for comparative consistency, were shown by Broadridge for Institutional Class shares and comparative total expenses including 12b-1 and non-12b-1 service fees. The Board’s objective is for each Fund’s actual total expense ratio to be competitive with those of the peer funds within its Expense Group.

Delaware National High-Yield Municipal Bond Fund – The expense comparisons for the Fund showed that its actual management fee was below the median of its Expense Universe and its actual total expenses were in the quartile with the highest expenses of its Expense Group average. The Board gave favorable consideration to the Fund’s management fee but noted that the Fund’s total expenses were not in line with the Board’s objective. In evaluating the total expenses, the Board considered fee waivers in place through December 2022 and the likelihood that those waivers would be continued. The Board was satisfied with Management’s commitment to bring the Fund’s total expenses in line with the Board’s objective. The Board also acknowledged that the Fund’s management fee remained reasonable in the light of its short- and long-term performance record on both an absolute and comparative basis.

Delaware Tax-Free USA Fund – The expense comparisons for the Fund showed that its actual management fee was above the median of its Expense Universe and its actual total expenses were in the quartile with the second highest expenses of its Expense Group average. The Board gave favorable consideration to the Fund’s management fee but noted that the Fund’s total expenses were not in line with the Board’s objective. In evaluating the total expenses, the Board considered fee waivers in place through December 2022 and the likelihood that those waivers would be continued. The Board was satisfied with Management’s commitment to bring the Fund’s total expenses in line with the Board’s objective. The Board also acknowledged that the Fund’s management fee remained reasonable in the light of its short- and long-term performance record on both an absolute and comparative basis.

Delaware Tax-Free USA Intermediate Fund – The expense comparisons for the Fund showed that its actual management fee was below the median of its Expense Universe and its actual total expenses were in the quartile with the highest expenses of its Expense Group average. The Board gave favorable consideration to the Fund’s management fee but noted that the Fund’s actual total expenses were not in line with the Board’s objective. In evaluating the total expenses, the Board considered fee waivers in place through December 2022 and the likelihood that those waivers would be continued. The Board was satisfied with Management’s commitment to bring the Fund’s total expenses in line with the Board’s objective. The Board also acknowledge that the Fund’s management fee remained reasonable in the light of its short- and long-term performance record on both an absolute and comparative basis.

Other Fund information (Unaudited)

Delaware Funds by Macquarie® national tax-free funds

Board consideration of Investment Advisory Agreements for Delaware National High-Yield Municipal Bond Fund, Delaware Tax-Free USA Fund, and Delaware Tax-Free USA Intermediate Fund at a meeting held August 9-11, 2022 (continued)

Management profitability. The Board considered the level of profits realized by DMC in connection with the operation of the Funds. In this respect, the Board reviewed the Investment Management Profitability Analysis that addressed the overall profitability of DMC’s business in providing management and other services to each of the individual funds and the Delaware Funds as a whole. Specific attention was given to the methodology used by DMC in allocating costs for the purpose of determining profitability. The Board considered DMC’s efforts to improve services provided to Fund shareholders and to meet additional regulatory and compliance requirements resulting from recent industry-wide Securities and Exchange Commission (SEC) initiatives. The Board also considered the extent to which DMC might derive ancillary benefits from fund operations, including the potential for procuring additional business as a result of the prestige and visibility associated with its role as service provider to the Delaware Funds and the benefits from allocation of fund brokerage to improve trading efficiencies. As part of its work, the Board also reviewed a report prepared by JDL regarding DMC’s profitability as compared to certain peer fund complexes and the Independent Trustees discussed with JDL personnel regarding DMC’s profitability in such context. The Board found that the management fees were reasonable in light of the services rendered and the level of profitability of DMC.

Economies of scale. The Trustees considered whether economies of scale are realized by DMC as each Fund’s assets increase and the extent to which any economies of scale are reflected in the level of management fees charged. The Trustees reviewed each Fund’s advisory fee pricing and structure, approved by the Board and shareholders, which includes breakpoints, and which applies to most funds in the Delaware Funds complex. Breakpoints in the advisory fee occur when the advisory fee rate is reduced on assets in excess of specified levels. Breakpoints result in a lower advisory fee than would otherwise be the case in the absence of breakpoints, when the asset levels specified in the breakpoints are exceeded. The Board noted that, as of March 31, 2022, each Fund’s net assets exceeded the second breakpoint level. The Board believed that, given the extent to which economies of scale might be realized by DMC and its affiliates, the schedule of fees under the Investment Management Agreement provides a sharing of benefits with the Fund and its shareholders.

Board of trustees / directors and officers addendum

Delaware Funds by Macquarie®

A mutual fund is governed by a Board of Trustees/Directors (“Trustees”), which has oversight responsibility for the management of a fund’s business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor, and others who perform services for the fund. The independent fund trustees, in particular, are advocates for shareholder interests. Each trustee has served in that capacity since he or she was elected to or appointed to the Board of Trustees, and will continue to serve until his or her retirement or the election of a new trustee in his or her place. The following is a list of the Trustees and Officers with certain background and related information.

Name, Address, and Birth Date	Position(s) Held with the Trust	Length of Time Served	Number of Funds in Fund Complex Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years
Interested Trustee

Shawn K. Lytle[1] 100 Independence 610 Market Street Philadelphia, PA 19106-2354 February 1970	President, Chief Executive Officer, and Trustee	President and Chief Executive Officer since August 2015 Trustee since September 2015	128	Macquarie Asset Management[2] (2015–Present)
-Global Head of Macquarie Asset Management (2019–Present)
-Head of Americas of Macquarie Group (2017–Present)
-Deputy Global Head of Macquarie Asset Management (2017–2019)
				-Head of Macquarie Asset Management Americas (2015–2017)	None

Board of trustees / directors and officers addendum

Delaware Funds by Macquarie®

Name, Address, and Birth Date	Position(s) Held with the Trust	Length of Time Served	Number of Funds in Fund Complex Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees

Jerome D. Abernathy 100 Independence 610 Market Street Philadelphia, PA 19106-2354 July 1959	Trustee	Since January 2019	128	Stonebrook Capital Management, LLC (financial technology: macro factors and databases) -Managing Member (1993-Present)	None

Thomas L. Bennett 100 Independence 610 Market Street Philadelphia, PA 19106-2354 October 1947	Chair and Trustee	Trustee since March 2005 Chair since March 2015	128	Private Investor (2004–Present)	None

Ann D. Borowiec 100 Independence 610 Market Street Philadelphia, PA 19106-2354 November 1958	Trustee	Since March 2015	128	J.P. Morgan Chase & Co. (1987-2013) -Chief Executive Officer, Private Wealth Management (2011–2013)	Banco Santander International (2016–2019) Santander Bank, N.A. (2016-2019)

Name, Address, and Birth Date	Position(s) Held with the Trust	Length of Time Served	Number of Funds in Fund Complex Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years

Joseph W. Chow 100 Independence 610 Market Street Philadelphia, PA 19106-2354 January 1953	Trustee	Since January 2013	128	Private Investor (2011–Present)	None

H. Jeffrey Dobbs[3] 100 Independence 610 Market Street Philadelphia, PA 19106-2354 May 1955	Trustee	Since December 2021	128	KPMG LLP (2010-2015) -Global Sector Chairman, Industrial Manufacturing (2010-2015)	TechAccel LLC (2015–Present) PatientsVoices, Inc. (2018–Present) Valparaiso University Board (2012-Present) Ivy Funds Complex (2019-2021)

Board of trustees / directors and officers addendum

Delaware Funds by Macquarie®

Name, Address, and Birth Date	Position(s) Held with the Trust	Length of Time Served	Number of Funds in Fund Complex Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years

John A. Fry 100 Independence 610 Market Street Philadelphia, PA 19106-2354 May 1960	Trustee	Since January 2001	128	Drexel University -President (August 2010–Present)	Federal Reserve Bank of Philadelphia (2020–Present)
FS Credit Real Estate Income Trust, Inc. (2018–Present)
vTv Therapeutics Inc. (2017–Present)
Community Health Systems (2004–Present)
Drexel Morgan & Co. (2015–2019)

Name, Address, and Birth Date	Position(s) Held with the Trust	Length of Time Served	Number of Funds in Fund Complex Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years

Joseph Harroz, Jr.[3] 100 Independence 610 Market Street Philadelphia, PA 19106-2354 January 1967	Trustee	Since December 2021	128	University of Oklahoma
-President (2020–Present)
-Interim President (2019–2020)
-Vice President and Dean, College of Law (2010–2019)
Brookhaven Investments LLC (commercial enterprises)
-Managing Member (2019–Present) St. Clair, LLC (commercial enterprises)
				-Managing Member (2019–Present)	OU Medicine, Inc. (2020–Present) Big 12 Athletic Conference (2019-Present) Valliance Bank (2007–Present) Ivy Funds (1998-2021)

Board of trustees / directors and officers addendum

Delaware Funds by Macquarie®

Name, Address, and Birth Date	Position(s) Held with the Trust	Length of Time Served	Number of Funds in Fund Complex Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years

Sandra A.J. Lawrence[3] 100 Independence 610 Market Street Philadelphia, PA 19106-2354 September 1957	Trustee	Since December 2021	128	Children’s Mercy Hospitals and Clinics (2005–2019) -Chief Administrative Officer (2016–2019)	Brixmor Property Group Inc. (2021-Present)
Sera Prognostics Inc. (biotechnology) (2021-Present)
Recology (resource recovery) (2021-Present)
Evergy, Inc., Kansas City Power & Light Company, KCP&L
Greater Missouri Operations Company, Westar Energy, Inc. and Kansas Gas and Electric Company (related utility companies) (2018-Present)
National Association of Corporate Directors (2017-Present)
Ivy Funds Complex (2019-2021)
American Shared Hospital Services (medical device) (2017-2021)
Ivy NextShares (2019)
Westar Energy (utility) (2004-2018)

Name, Address, and Birth Date	Position(s) Held with the Trust	Length of Time Served	Number of Funds in Fund Complex Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years

Frances A. Sevilla-Sacasa 100 Independence 610 Market Street Philadelphia, PA 19106-2354 January 1956	Trustee	Since September 2011	128	Banco Itaú International -Chief Executive Officer (2012–2016)	Florida Chapter of National Association of Corporate Directors (2021-Present)
Callon Petroleum Company (2019-Present)
Camden Property Trust (2011-Present)
New Senior Investment Group Inc.
					(2021) Carrizo Oil & Gas, Inc. (2018-2019)

Thomas K. Whitford 100 Independence 610 Market Street Philadelphia, PA 19106-2354 March 1956	Trustee	Since January 2013	128	PNC Financial Services Group (1983–2013) -Vice Chairman (2009-2013)	HSBC USA Inc. (2014–Present) HSBC North America Holdings Inc. (2013–Present) HSBC Finance Corporation (2013–2018)

Board of trustees / directors and officers addendum

Delaware Funds by Macquarie®

Name, Address, and Birth Date	Position(s) Held with the Trust	Length of Time Served	Number of Funds in Fund Complex Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years

Christianna Wood 100 Independence 610 Market Street Philadelphia, PA 19106-2354 August 1959	Trustee	Since January 2019	128	Gore Creek Capital, Ltd. -Chief Executive Officer and President (2009–Present)	The Merger Fund (2013–2021),
The Merger Fund VL (2013–2021),
WCM Alternatives: Event-Driven Fund (2013–2021), and WCM Alternatives: Credit Event Fund (2017–2021)
Grange Insurance (2013–Present)
H&R Block Corporation (2008–Present)

Name, Address, and Birth Date	Position(s) Held with the Trust	Length of Time Served	Number of Funds in Fund Complex Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years

Janet L. Yeomans 100 Independence 610 Market Street Philadelphia, PA 19106-2354 July 1948	Trustee	Since April 1999	128	3M Company (1995-2012) -Vice President and Treasurer (2006–2012)	Okabena Company (2009–2017)
Officers

David F. Connor 100 Independence 610 Market Street Philadelphia, PA 19106-2354 December 1963	Senior Vice President, General Counsel, and Secretary	Senior Vice President, since May 2013; General Counsel since May 2015; Secretary since October 2005	128	David F. Connor has served in various capacities at different times at Macquarie Asset Management.	None[4]

Daniel V. Geatens 100 Independence 610 Market Street Philadelphia, PA 19106-2354 October 1972	Senior Vice President and Treasurer	Senior Vice President and Treasurer since October 2007	128	Daniel V. Geatens has served in various capacities at different times at Macquarie Asset Management.	None[4]

Board of trustees / directors and officers addendum

Delaware Funds by Macquarie®

Name, Address, and Birth Date	Position(s) Held with the Trust	Length of Time Served	Number of Funds in Fund Complex Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years

Richard Salus 100 Independence 610 Market Street Philadelphia, PA 19106-2354 October 1963	Senior Vice President and Chief Financial Officer	Senior Vice President and Chief Financial Officer since November 2006	128	Richard Salus has served in various capacities at different times at Macquarie Asset Management.	None

[1]	Shawn K. Lytle is considered to be an “Interested Trustee” because he is an executive officer of the Fund’s(s’) investment advisor.
[2]	Macquarie Asset Management is the marketing name for Macquarie Management Holdings, Inc. and its subsidiaries, including the Fund’s(s’) investment advisor, principal underwriter, and its transfer agent.
[3]	Messrs. Dobbs and Harroz and Ms. Lawrence were elected as Trustees of the Trust effective December 17, 2021.
[4]	David F. Connor and Daniel V. Geatens serve in similar capacities for the six portfolios of the Optimum Fund Trust, which have the same investment advisor, principal underwriter, and transfer agent as the registrant. Mr. Geatens also serves as the Chief Financial Officer of the Optimum Fund Trust and he is the Chief Financial Officer and Treasurer for Macquarie Global Infrastructure Total Return Fund Inc.

The Statement of Additional Information for the Fund(s) includes additional information about the Trustees and Officers and is available, without charge, upon request by calling 800 523-1918.

About the organization

Board of trustees

Shawn K. Lytle
President and Chief Executive Officer
Delaware Funds by Macquarie®

Jerome D. Abernathy
Managing Member Stonebrook Capital Management, LLC

Thomas L. Bennett
Chairman of the Board
Delaware Funds by Macquarie Private Investor

Ann D. Borowiec
Former Chief Executive Officer
Private Wealth Management
J.P. Morgan Chase & Co.

Joseph W. Chow
Private Investor

H. Jeffrey Dobbs
Former Global Sector Chairman
Industrial Manufacturing, KPMG, LLP

John A. Fry President Drexel University Joseph Harroz, Jr. President University of Oklahoma Sandra A.J. Lawrence Former Chief Administrative Officer Children’s Mercy Hospitals and Clinics

Frances A. Sevilla-Sacasa
Former Chief Executive Officer
Banco Itaú International

Thomas K. Whitford
Former Vice Chairman
PNC Financial Services Group

Christianna Wood
Chief Executive Officer and President
Gore Creek Capital, Ltd.

Janet L. Yeomans
Former Vice President and Treasurer
3M Company

Affiliated officers
David F. Connor Senior Vice President, General Counsel, and Secretary Delaware Funds by Macquarie	Daniel V. Geatens Senior Vice President and Treasurer Delaware Funds by Macquarie	Richard Salus Senior Vice President and Chief Financial Officer Delaware Funds by Macquarie

This annual report is for the information of Delaware Tax-Free USA Fund, Delaware Tax-Free USA Intermediate Fund, and Delaware National High-Yield Municipal Bond Fund shareholders, but it may be used with prospective investors when preceded or accompanied by the Delaware Fund fact sheet for the most recently completed calendar quarter. These documents are available at delawarefunds.com/literature.

Each Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-PORT. Each Fund’s Forms N-PORT, as well as a description of the policies and procedures that the Funds use to determine how to vote proxies (if any) relating to portfolio securities, are available without charge (i) upon request, by calling 800 523-1918; and (ii) on the SEC’s website at sec.gov. In addition, a description of the policies and procedures that the Funds use to determine how to vote proxies (if any) relating to portfolio securities and the Schedules of Investments included in the Funds’ most recent Form N-PORT are available without charge on the Funds’ website at delawarefunds.com/literature. Each Fund’s Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.; information on the operation of the Public Reference Room may be obtained by calling 800 SEC-0330.

Information (if any) regarding how the Funds voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Funds' website at delawarefunds.com/proxy; and (ii) on the SEC’s website at sec.gov.

Item 2. Code of Ethics

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. A copy of the registrant’s Code of Business Ethics has been posted on the Delaware Funds by Macquarie® Internet Web site at www.delawarefunds.com. Any amendments to the Code of Business Ethics, and information on any waiver from its provisions granted by the registrant, will also be posted on this Web site within five business days of such amendment or waiver and will remain on the Web site for at least 12 months.

Item 3. Audit Committee Financial Expert

The registrant’s Board of Trustees has determined that certain members of the registrant’s Audit Committee are audit committee financial experts, as defined below. For purposes of this item, an “audit committee financial expert” is a person who has the following attributes:

a. An understanding of generally accepted accounting principles and financial statements;

b. The ability to assess the general application of such principles in connection with the accounting for estimates, accruals, and reserves;

c. Experience preparing, auditing, analyzing, or evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the registrant’s financial statements, or experience actively supervising one or more persons engaged in such activities;

d. An understanding of internal controls and procedures for financial reporting; and

e. An understanding of audit committee functions.

An “audit committee financial expert” shall have acquired such attributes through:

a. Education and experience as a principal financial officer, principal accounting officer, controller, public accountant, or auditor or experience in one or more positions that involve the performance of similar functions;

b. Experience actively supervising a principal financial officer, principal accounting officer, controller, public accountant, auditor, or person performing similar functions;

c. Experience overseeing or assessing the performance of companies or public accountants with respect to the preparation, auditing, or evaluation of financial statements; or

d. Other relevant experience.

The registrant’s Board of Trustees has also determined that each member of the registrant’s Audit Committee is independent. In order to be “independent” for purposes of this item, the Audit Committee member may not: (i) other than in his or her capacity as a member of the Board of Trustees or any committee thereof, accept directly or indirectly any consulting, advisory or other compensatory fee from the issuer; or (ii) be an “interested person” of the registrant as defined in Section 2(a)(19) of the Investment Company Act of 1940.

The names of the audit committee financial experts on the registrant’s Audit Committee are set forth below:

H. Jeffrey Dobbs
John A. Fry
Sandra A.J. Lawrence
Frances Sevilla-Sacasa, Chair

Item 4. Principal Accountant Fees and Services

(a) Audit fees.

The aggregate fees billed for services provided to the registrant by its independent auditors for the audit of the registrant’s annual financial statements and for services normally provided by the independent auditors in connection with statutory and regulatory filings or engagements were $78,794 for the fiscal year ended August 31, 2022.

The aggregate fees billed for services provided to the registrant by its independent auditors for the audit of the registrant’s annual financial statements and for services normally provided by the independent auditors in connection with statutory and regulatory filings or engagements were $72,288 for the fiscal year ended August 31, 2021.

(b) Audit-related fees.

The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the registrant’s financial statements and not reported under paragraph (a) of this Item were $0 for the fiscal year ended August 31, 2022.

The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the financial statements of the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $2,050,189 for the registrant’s fiscal year ended August 31, 2022. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These audit-related services were as follows: year end audit procedures; group reporting and subsidiary statutory audits.

The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the registrant’s financial statements and not reported under paragraph (a) of this Item were $0 for the fiscal year ended August 31, 2021.

The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the financial statements of the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $958,376 for the registrant’s fiscal year ended August 31, 2021. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These audit-related services were as follows: year end audit procedures; group reporting and subsidiary statutory audits.

(c) Tax fees.

The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant were $10,594 for the fiscal year ended August 31, 2022. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These tax-related services were as follows: review of income tax returns and review of annual excise distribution calculations.

The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended August 31, 2022. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%.

The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant were $11,000 for the fiscal year ended August 31, 2021. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These tax-related services were as follows: review of income tax returns and review of annual excise distribution calculations.

The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended August 31, 2021. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%.

(d) All other fees.

The aggregate fees billed for all services provided by the independent auditors to the registrant other than those set forth in paragraphs (a), (b) and (c) of this Item were $0 for the fiscal year ended August 31, 2022.

The aggregate fees billed for all services other than those set forth in paragraphs (b) and (c) of this Item provided by the registrant’s independent auditors to the registrant’s adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended August 31, 2022. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%.

The aggregate fees billed for all services provided by the independent auditors to the registrant other than those set forth in paragraphs (a), (b) and (c) of this Item were $0 for the fiscal year ended August 31, 2021.

The aggregate fees billed for all services other than those set forth in paragraphs (b) and (c) of this Item provided by the registrant’s independent auditors to the registrant’s adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended August 31, 2021. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%.

(e) The registrant’s Audit Committee has established pre-approval policies and procedures as permitted by Rule 2-01(c)(7)(i)(B) of Regulation S-X (the “Pre-Approval Policy”) with respect to services provided by the registrant’s independent auditors. Pursuant to the Pre-Approval Policy, the Audit Committee has pre-approved the services set forth in the table below with respect to the registrant up to the specified fee limits. Certain fee limits are based on aggregate fees to the registrant and other registrants within the Delaware Funds by Macquarie®.

Service	Range of Fees
Audit Services
Statutory audits or financial audits for new Funds	up to $50,000 per Fund

Services associated with SEC registration statements (e.g., Form N-1A, Form N-14, etc.), periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings (e.g., comfort letters for closed-end Fund offerings, consents), and assistance in responding to SEC comment letters up to $10,000 per Fund

Consultations by Fund management as to the accounting or disclosure treatment of transactions or events and/or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard-setting bodies (Note: Under SEC rules, some consultations may be considered “audit-related services” rather than “audit services”)

up to $25,000 in the aggregate
Audit-Related Services

Consultations by Fund management as to the accounting or disclosure treatment of transactions or events and /or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard-setting bodies (Note: Under SEC rules, some consultations may be considered “audit services” rather than “audit-related services”)

up to $25,000 in the aggregate
Tax Services
U.S. federal, state and local and international tax planning and advice (e.g., consulting on statutory, regulatory or administrative developments, evaluation of Funds’ tax compliance function, etc.)	up to $25,000 in the aggregate
U.S. federal, state and local tax compliance (e.g., excise distribution reviews, etc.)	up to $5,000 per Fund
Review of federal, state, local and international income, franchise and other tax returns	up to $5,000 per Fund

Under the Pre-Approval Policy, the Audit Committee has also pre-approved the services set forth in the table below with respect to the registrant’s investment adviser and other entities controlling, controlled by or under common control with the investment adviser that provide ongoing services to the registrant (the “Control Affiliates”) up to the specified fee limit. This fee limit is based on aggregate fees to the investment adviser and its Control Affiliates.

Service	Range of Fees
Non-Audit Services
Services associated with periodic reports and other documents filed with the SEC and assistance in responding to SEC comment letters	up to $10,000 in the aggregate

The Pre-Approval Policy requires the registrant’s independent auditors to report to the Audit Committee at each of its regular meetings regarding all services initiated since the last such report was rendered, including those services authorized by the Pre-Approval Policy.

(f) Not applicable.

(g) The aggregate non-audit fees billed by the registrant’s independent auditors for services rendered to the registrant and to its investment adviser and other service providers under common control with the adviser were $9,044,000 and $9,044,000 for the registrant’s fiscal years ended August 31, 2022 and August 31, 2021, respectively.

(h) In connection with its selection of the independent auditors, the registrant’s Audit Committee has considered the independent auditors’ provision of non-audit services to the registrant’s investment adviser and other service providers under common control with the adviser that were not required to be pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X. The Audit Committee has determined that the independent auditors’ provision of these services is compatible with maintaining the auditors’ independence.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Investments

(a) Included as part of report to shareholders filed under Item 1 of this Form N-CSR.

(b) Divestment of securities in accordance with Section 13(c) of the Investment Company Act of 1940.

Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

Not applicable.

Item 11. Controls and Procedures

The registrant’s principal executive officer and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing of this report, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the Investment Company Act of 1940 (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)) and provide reasonable assurance that the information required to be disclosed by the registrant in its reports or statements filed under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the Securities and Exchange Commission.

There were no significant changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940 (17 CFR 270.30a-3(d)) that occurred during the period covered by the report to stockholders included herein that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable.

Item 13. Exhibits

(a) (1) Code of Ethics

Not applicable.

(2) Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Rule 30a-2 under the Investment Company Act of 1940 are attached hereto as Exhibit 99.CERT.

(3) Written solicitations to purchase securities pursuant to Rule 23c-1 under the Securities Exchange Act of 1934.

Not applicable.

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are furnished herewith as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf, by the undersigned, thereunto duly authorized.

DELAWARE GROUP® TAX-FREE FUND

/s/ SHAWN K. LYTLE
By:	Shawn K. Lytle
Title:	President and Chief Executive Officer
Date:	November 4, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ SHAWN K. LYTLE
By:	Shawn K. Lytle
Title:	President and Chief Executive Officer
Date:	November 4, 2022

/s/ RICHARD SALUS
By:	Richard Salus
Title:	Chief Financial Officer
Date:	November 4, 2022